--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
-----------------

              [GRAPHICAL REPRESENTATION OF GUARDIAN LIFE BUILDING]

                            THE RETURN OF GOLDILOCKS

                                    [PHOTO]

                              Frank J. Jones, Ph.D.


     The economy is now in its seventh year of uninterrupted growth--the current expansion began in March, 1991. Growth during this period, however, has not been uniform--it has oscillated between periods of rapid and slow growth (but growth nevertheless). Occasionally during this period, economists have observed that we have a "Goldilocks" economy in which growth is "not too hot, not too cold."

     Goldilocks seems to have returned. The unemployment rate during May was a 24-year low of 4.8%; jobs are being created at a robust pace (1.4 million jobs created during the first half of 1997); labor costs have retreated somewhat from a previously inflation-inducing level (the 12-month average hourly earnings rate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

through March, 1997 increased at an annual rate of 4.1% and decreased to a more moderate annual rate of 3.5% through June); inflation is near a 31-year low (the Consumer Price Index (CPI) is up at an annual rate of 2.3% over the year through June and the Producer Price Index (PPI) declined by 0.3% over this period); gold prices are at an 11-year low; and consumer confidence is high.

     How can we still have such moderate inflationary forces with the economy so strong and labor markets so tight? Certainly, the significantly increased use of technology, increased productivity, the discipline of global competition and the strong dollar have served to moderate inflation. But even discounting these forces, the Fed is uncertain or even confused about this issue. In this regard, the following is an excerpt from the May 20, 1997 Federal Open Market Committee
(FOMC) meeting minutes:

     With regard to the outlook for inflation, members observed that increases in prices had remained subdued despite the rapid expansion in economic activity in recent quarters and the associated increases in pressures on already highly utilized resources. The appreciation of the dollar undoubtedly had helped dampen domestic inflation this year, and reported increases in consumer prices also had been held down to a marginal extent by an ongoing series of technical adjustments in the CPI.

     These were only partial explanations, however, and the members found it very difficult to account for the surprisingly benign behavior of inflation in an economy that had been operating at a level approximating full employment-indeed, possibly above sustainable full employment in labor markets in the view of a number of members, especially taking into consideration the recent further decline in the unemployment rate.

     When the Fed tightened monetary policy on March 25 by increasing the Federal Funds rate by 25 basis points, or 0.25%, the first Fed action since January 31, 1996 and the first Fed tightening since February 1, 1995, the markets thought, based on history, that this would be the first in a series of tightenings. On April 11 the 30-year Treasury yield increased to its 1997 high of 7.17% and the DJIA (Dow Jones Industrial Average (1) decreased to 6,392, 9.8% below its previous high on March 11, 1997. However, the Fed refrained from tightening at its next meeting on May 20 in a marginal decision (see the previous quote) and again at its July 2 meeting, in an easy decision. The May non-tightening by the Fed made Alan Greenspan, the Federal Reserve Chairman, seem prescient, as did the difficult and widely scrutinized August 1996 non-tightening.

     Where do we go from here? Real Gross Domestic Product (GDP) increased by 5.9% in the first quarter of 1997, faster than could be sustained given the initial full utilization of labor and capital. This expectation is what caused the Fed to tighten during March. Second quarter real GDP increased by only 2.2%. The Fed's expectation of this slow growth caused the Fed non-tightenings during May and July.

     Either the first quarter 1997 economic growth rate of 5.9% or the second quarter 1997 rate of 2.2% was a "head fake" (despite the warm first quarter weather factor which added to first quarter growth at the expense of second quarter growth). But which quarterly growth rate was the head fake? Probably both! Real GDP growth during the third and fourth quarters will be well within this range, probably within the fairly wide range of 2 1/2% to 3 1/2%. Given the current high utilization rate of capital and labor and the maximum sustainable economic growth rate of 2 1/2% to 2 3/4%, this level of economic growth rate is expected to tax capital and labor resources and cause an increase in labor costs and inflation. Given these conditions, the Fed may have to respond with one or two moderate tightenings at the September 30 FOMC meeting or after, but not a more aggressive series of tightenings, as expected after the March tightening.

     While such growth during the second half of 1997 and potential Fed moderate responses may cause short-term instability in the stock and bond markets, these events may prolong the seven-year economic expansion--due to the lack of excesses of any type--and keep Goldilocks in residence.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     July was an interesting, pivotal and positive month for the markets. The Fed refrained from tightening at its July 1 FOMC meeting, a "lay-up" decision. More importantly, June employment growth was somewhat less than expected and the increase in labor costs was also less than expected. Finally, a balanced budget plan was agreed to by the President and Congress.

     The following "headlines" summarize market activity so far this year:

     o The DJIA,(1) S&P 500,(2) NASDAQ Composite(3) and Russell 2000(4) indexes were all at record levels during late July (the S&P 500 returned 30.19% for the year through July 31);

     o    Cash inflows into stock mutual funds have remained high during 1997;

     o The 10-year Treasury yield decreased to 6.35%, the lowest since November 29, 1996;

     o June, 1997 experienced the highest new issuance of junk bonds ever (with only a slight widening of spreads);

     o The U.S. dollar has grown very strong against the German mark, the British pound and the Japanese yen; and

     o The stock markets of the U.K., Germany, France, Italy, Hong Kong (the latter, despite the transition from the U.K. to China), Mexico and several other developed and developing countries, as well as the U.S., reached record highs.

     With respect to the U.S. stock market, the major negative is the current rich market valuation levels. However, there are also many positives for the stock market. Among these positives are the prolonged strong economy, the correspondingly strong corporate profits, and the low inflationary environments (helped by the strong dollar). The strong corporate profits can be attributed to strong productivity gains which were achieved, in part, by advances in technology, corporate restructuring and, as a result, global competition.

     Obviously, optimism is high--Goldilocks has returned. But while some of the markets seem to have "thrown caution to the wind," individual investors should not. These observations lead to our bottom line, which is to maintain our offensive approach, but be prepared for short-term volatility.

     Do not bail out, but tighten your seat belts.

                                           Regards,

                                       /s/ FRANK J. JONES
                                       ----------------------------------------
                                           Frank J. Jones, Ph.D.
                                           President, The Park Avenue Portfolio


--------------------------------------------------------------------------------

(1) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that are deducted from the Funds in The Park Avenue Portfolio.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that are deducted from the Funds in The Park Avenue Portfolio.

(3) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & small cap stocks.

(4) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Funds in The Park Avenue Portfolio.

--------------------------------------------------------------------------------

THE PARK AVENUE PORTFOLIO

TABLE OF CONTENTS

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
---------------------------------------
OBJECTIVE:  Long-term growth of capital
--------------------------------------------------------------------------------
PORTFOLIO:  At least 80% common stocks and securities convertible into common stocks
--------------------------------------------------------------------------------
INCEPTION:  June 1, 1972
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $1,936,054,659
--------------------------------------------------------------------------------

                                                       PORTFOLIO     SCHEDULE
                                                        MANAGER         OF
                                                       INTERVIEW    INVESTMENTS
--------------------------------------------------------------------------------
                                                           2            19
                                                         ----          ----

     "OUR QUANTITATIVE MODELS LOOK AT THE PORTFOLIO TWO DIFFERENT WAYS:
"TOP-DOWN" AND "BOTTOM-UP." THE "TOP-DOWN" APPROACH INVOLVES A CLUSTER OF DIFFERENT PREDICTIVE MODELS THAT WE USE TO IDENTIFY WHICH OVERALL PORTFOLIO STYLE HAS THE MOST ATTRACTIVE PERFORMANCE PROSPECTS. THE "BOTTOM-UP" APPROACH USES OUR MULTI-FACTOR STOCK SCORING SYSTEM TO IDENTIFY SPECIFIC ATTRACTIVE STOCKS WITHIN OUR 2000-STOCK RESEARCH UNIVERSE."

                                               --Charles E. Albers, C.F.A.
                                                 Portfolio Manager



--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND
---------------------------------------
OBJECTIVE:  Long-term growth of capital
--------------------------------------------------------------------------------
PORTFOLIO:  At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization
--------------------------------------------------------------------------------
INCEPTION:  April 2, 1997
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $36,476,324
--------------------------------------------------------------------------------

                                                           6            24
                                                         ----          ----

     "AS A GENERAL PRACTICE, THE FUND INTENDS TO REMAIN FULLY INVESTED IN COMMON STOCKS. SUCCESSFUL MARKET TIMING IS EXTREMELY DIFFICULT, AND TO INVEST EVEN A SMALL PORTION OF THE SMALL CAP FUND'S ASSETS ELSEWHERE WOULD RISK BEING OUT OF THE MARKET DURING THE QUICK SURGES THAT CHARACTERIZE A BULL MARKET."

                                               --Charles E. Albers, C.F.A.
                                                 Co-Portfolio Manager

                                               --Larry Luxenberg, C.F.A.
                                                 Co-Portfolio Manager

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
---------------------------------------
OBJECTIVE:  Long-term total investment return consistent with moderate risk
--------------------------------------------------------------------------------
PORTFOLIO:  A mixture of equity securities, debt obligations and money market instruments; purchases shares of the Park Avenue,
            Investment Quality Bond and Cash Management Funds
--------------------------------------------------------------------------------
INCEPTION:  February 16, 1993
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $119,320,665
--------------------------------------------------------------------------------

                                                           8            26
                                                         ----          ----

     "THE FUND IS MANAGED USING PROPRIETARY QUANTITATIVE MODELS WHICH ATTEMPT TO JUDGE THE RELATIVE RISK-ADJUSTED ATTRACTIVENESS OF THE STOCK, BOND AND CASH MARKETS. WHILE INTEREST RATES ARE THE OPERATIVE VARIABLE IN THE FIXED INCOME MARKETS, CORPORATE PROFITABILITY AND GROWTH ARE ADDED TO THE MIX FOR THE EQUITY MARKETS."

                                               --Jonathan C. Jankus, C.F.A.
                                                 Portfolio Manager

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
-----------------------------------------------
OBJECTIVE:  Long-term growth of capital
--------------------------------------------------------------------------------
PORTFOLIO:  At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States
--------------------------------------------------------------------------------
INCEPTION:  February 16, 1993
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $72,456,807
--------------------------------------------------------------------------------
                                                       PORTFOLIO     SCHEDULE
                                                        MANAGER         OF
                                                       INTERVIEW    INVESTMENTS
--------------------------------------------------------------------------------
                                                          10            29
                                                         ----          ----

     "DURING THIS PERIOD, MANY MARKETS CONTINUED TO BE EXPENSIVE, RELATIVE TO HISTORIC LEVELS, ON A NUMBER OF DIFFERENT MEASURES. HOWEVER, WE HAVE RECOGNIZED THAT A HIGH LEVEL OF LIQUIDITY WORLDWIDE HAS BEEN DRIVING MARKETS. OUR STRATEGY HAS CONTINUED TO BE ONE OF STOCK-DRIVEN ALLOCATION AND THIS PROVED SUCCESSFUL AGAIN IN THE FIRST HALF OF THIS YEAR."

                                               --R. Robin Menzies
                                                 Portfolio Manager


--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------
OBJECTIVE:  Long-term capital appreciation
--------------------------------------------------------------------------------
PORTFOLIO:  At least 65% in a portfolio of common stocks issued by emerging market companies
--------------------------------------------------------------------------------
INCEPTION:  April 2, 1997
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $24,507,824
--------------------------------------------------------------------------------

                                                          12            32
                                                         ----          ----

     "WE REMAIN OPTIMISTIC ABOUT THE INVESTMENT PROSPECTS FOR EMERGING MARKETS IN GENERAL. GROWTH RATES REMAIN HIGH AND THE INTERNATIONAL BACKGROUND IS
FAVORABLE: INTEREST RATES MAY RISE FURTHER IN THE DEVELOPED COUNTRIES, BUT NOT BY VERY MUCH."

                                               --Edward H. Hocknell
                                                 Portfolio Manager

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------
OBJECTIVE:  A high level of current income and capital appreciation without undue risk
--------------------------------------------------------------------------------
PORTFOLIO:  At least 80% investment-grade bonds and U.S. government securities
--------------------------------------------------------------------------------
INCEPTION:  February 16, 1993
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997: $83,358,986
--------------------------------------------------------------------------------

                                                          14            35
                                                         ----          ----

     "THE FUND'S OVERALL STRATEGY CONTINUES TO FOCUS ON "OPTIMAL" ASSET ALLOCATION AND SECURITY SELECTION WITHIN THE VARIOUS BOND SECTORS AND TO AVOID MARKET TIMING. THIS STRATEGY SHOULD PROVIDE OPPORTUNITIES TO OUTPERFORM OUR BENCHMARK AND PEER GROUPS WITH A RELATIVELY LOW RISK PROFILE."

                                               --Thomas G. Sorell, C.F.A.
                                                 Portfolio Manager

--------------------------------------------------------------------
THE PARK AVENUE PORTFOLIO

TABLE OF CONTENTS--(CONTINUED)

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
---------------------------------------
OBJECTIVE:  Maximum current income exempt from federal taxes consistent with preservation of capital
--------------------------------------------------------------------------------
PORTFOLIO:  At least 80% investment-grade debt obligations issued by state and local authorities
--------------------------------------------------------------------------------
INCEPTION:  February 16, 1993
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $42,381,979
--------------------------------------------------------------------------------
                                                       PORTFOLIO     SCHEDULE
                                                        MANAGER         OF
                                                       INTERVIEW    INVESTMENTS
--------------------------------------------------------------------------------
                                                          16            38
                                                         ----          ----

     "WITH NEW ISSUE VOLUME BEING EASILY ABSORBED AND QUALITY SPREADS HISTORICALLY VERY NARROW, WE STAYED WITH THE HIGHER RATED CREDITS. BY DOING SO, WE AVOIDED CHASING "HOT" DEALS WHERE THE YIELD INCREASE MAY HAVE BEEN ONLY .05%, BUT THE CREDIT QUALITY SPREAD DIFFERENTIAL WAS SIGNIFICANTLY MORE."

                                               --Alexander M. Grant, Jr.
                                                 Portfolio Manager

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
---------------------------------
OBJECTIVE:  As high a level of current income as is consistent with liquidity and preservation of capital
--------------------------------------------------------------------------------
PORTFOLIO:  Short-term money market instruments
--------------------------------------------------------------------------------
INCEPTION:  November 3, 1982
--------------------------------------------------------------------------------
NET ASSETS AT JUNE 30, 1997:  $107,645,651
--------------------------------------------------------------------------------

                                                          18            40
                                                         ----          ----

     "OUR INVESTMENT STRATEGY WAS TO CREATE A DIVERSIFIED PORTFOLIO OF MONEY MARKET INSTRUMENTS THAT PRESENTS MINIMAL CREDIT RISKS ACCORDING TO OUR CRITERIA. AS ALWAYS, WE ONLY PURCHASED SECURITIES FROM ISSUERS THAT HAD RECEIVED RATINGS IN THE TWO HIGHEST CREDIT QUALITY CATEGORIES."

                                               --Alexander M. Grant, Jr.
                                                 Portfolio Manager

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                    42
---------------------------------                                      ----

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                           50
---------------------------------                                      ----

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                    60
---------------------------------                                      ----

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
-----------------------------

[PHOTO]

Charles E. Albers, C.F.A.
Portfolio Manager


Q. THE STOCK MARKET'S CONTINUED STRENGTH IN 1997 HAS SURPRISED MANY MARKET OBSERVERS. HOW HAS THE FUND PERFORMED DURING THE FIRST HALF OF 1997?

A. The Guardian Park Avenue Fund has performed very well in the first half of 1997, both absolutely and also relative to our mutual fund peer group. The return to our shareholders for that period was a robust 18.40%,(1) far above historic average returns for the U.S. stock market. Also, that return substantially exceeded the return of the average fund in our peer group, Lipper U.S. Growth Funds,(2) which was a lesser 14.26% over the same period. This was accomplished in an environment where the large-cap stock index, the S&P 500,(3) completely dominated the results of most "active" money managers: its total return for the six-months ended June 30, 1997 was 20.60%.

     Of course, from a shareholder's viewpoint, what is most important is the long-term investment record. Here, too, the Fund has done well, placing it in the top 5% of Lipper Growth Funds over the last 5 years, ranking number 12 out of 280 for the five-year period and number 21 out of 174 funds (top 13%) for the 10-year period ended June 30, 1997.(4) And, for the last 15 years, we are pleased to note that the Fund ranked number 5 out of 113 growth funds (top 5%), a pretty impressive statistic!

--------------------------------------------------------------------------------
                 COMPARATIVE AVERAGE ANNUAL
               TOTAL RETURNS FOR THE PERIODS
                    ENDED JUNE 30, 1997
             -----------------------------------
                                                   GUARDIAN PARK   GUARDIAN PARK
             GUARDIAN PARK       LIPPER U.S.        AVENUE FUND     AVENUE FUND
              AVENUE FUND   GROWTH FUNDS AVERAGE   LIPPER RANK(4)   PERCENT RANK
--------------------------------------------------------------------------------
   1 Year       +35.26%           +23.62%          66 (out of 758)    Top  9%
--------------------------------------------------------------------------------
   5 Year       +23.20%           +16.58%          12 (out of 280)    Top  5%
--------------------------------------------------------------------------------
  10 Year       +15.77%           +12.62%          21 (out of 174)    Top 13%
--------------------------------------------------------------------------------
  15 Year       +20.30%           +16.02%           5 (out of 113)    Top  5%
--------------------------------------------------------------------------------

Q. WHAT FACTORS AFFECTED FUND PERFORMANCE IN THE FIRST HALF OF 1997?

A. Six months ago, in the Annual Report to shareholders, we said: "We continue to believe that well-established, large-cap companies have the better prospects in 1997. This view is supported both by our quantitative 'style predictor' models and also by our fundamental investment judgment."

     Our judgment at that time has been vindicated by subsequent developments. The current multi-year



--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 2nd Quarter 1997. Lipper rankings are based on total returns and do not take into account any deductions for sales loads.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

cycle of domestic large-cap outperformance, which began in 1995, has continued to roll on in the first half of 1997. This phenomenon is shown in the following table:

                                          TOTAL RETURN %
                                  ------------------------------
                                                          SIX-
                                    YEAR       YEAR      MONTHS
                                   ENDED      ENDED      ENDED
                                  DEC. 31,   DEC. 31,   JUNE 30,
                                    1995       1996       1997
                                   ------     ------     ------
Large-Cap (S&P 500)                +37.4%     +22.8%     +20.6%
Small-Cap (Russell 2000)(5)        +28.4%     +16.5%     +10.2%
                                   ------     ------     ------
Amount of Large-Cap
   Outperformance                  + 9.0%     + 6.3%     +10.4%

     Throughout this period, from mid-1995 through mid-1997, we have positioned the Fund with a portfolio cap-size which has been much larger than those of most other actively managed funds, and this has given us a meaningful competitive advantage during this period.

                          THE GUARDIAN PARK AVENUE FUND
                    WEIGHTED AVERAGE MARKET CAPITALIZATION
                                  ($ Billions)

                 [GRAPHICAL REPRESENTATION OF BAR GRAPH BELOW]

                               6/30/95     14.9
                              12/31/95     24.6
                               6/30/96     34.7
                              12/31/96     37.7
                               6/30/97     46.1


     Another factor that contributed to our relatively good investment performance in the first half of 1997 was our multi-factor quantitative stock scoring system. This system has generally provided us solid guidance over the years in stock selection, and this favorable record has continued into 1997.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND DURING THE FIRST HALF OF 1997?

A. There was no change in our strategic approach to managing the portfolio during this period. We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment.

     Our quantitative models look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2000-stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining them both within one portfolio.

Q. WHAT ARE THE PORTFOLIO'S WEIGHTS IN DIFFERENT ECONOMIC SECTORS, AND HOW HAVE THESE WEIGHTINGS AFFECTED PERFORMANCE?

A. The attached pie chart shows the Fund's portfolio weightings for each of the major economic sectors as of June 30, 1997. These weightings are not the primary driver of our portfolio management process, but there is an interesting perspective here. The Fund's greatest sector overweight is the Financial sector (26.3% weight versus 15.3% in the S&P 500), and this sector was a superior performer in the first half of 1997. The Fund's greatest sector underweight was Utilities (3.2% weight versus 8.5% in the S&P 500), and this sector was a significant underperformer in the first half. The two largest S&P 500 sectors are Consumer Staples and Technology, and the Fund weighting is close to the benchmark for both.

Q. MANY INVESTORS HAVE SHIFTED TO PASSIVE "INDEXING" IN RECENT YEARS. WHAT DOES THE FUTURE HOLD FOR "ACTIVE" PORTFOLIO MANAGEMENT?

A. As shown in the table above, within the U.S. stock market, large cap stocks have been substantially

--------------------------------------------------------------------------------

(5) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

outperforming small caps for roughly the last 3 years. Most active money managers in the U.S. have tended to be substantially "under-weighted" in the S&P 500 (large-cap) stocks, particularly the mega-cap stocks (the largest 50), causing their performance to lag the S&P 500 over this span.

     In response to those trends, "indexing" has been experiencing a boomlet of popularity. Many investors have been "throwing in the towel" on active portfolio management and shifting their money into funds which mimic a stock price index, most often the S&P 500. Promptly, those "index funds" turn around and buy the underlying stocks, with most of the money going into the mega-cap stocks. In the short run, this boomlet of popularity of indexing has been like a self-fulfilling prophecy: with the mega-cap stocks getting much of the incremental buying power, their prices have been pushed upward, leading the market.

     Small cap stocks, compared to large ones, have now become very cheap by historic norms. Over the long term, relative valuations between large caps and small caps will almost certainly return to normal historic relationships, and that implies that small caps will have to "catch up" on a relative performance basis.

     The bottom line: Most active money managers have looked bad during the last few years, at least relative to the S&P 500 Index. However, this seems to be a very poor time for investors to throw in the towel on all active equity managers. Indeed, over the next several years, it seems quite likely that many active managers will be able to do substantially better than the venerable, but now-bloated, S&P 500 Index.

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF 6/30/97
-------------------------------------------------------

               ---------------------------------------
               THE GUARDIAN PARK AVENUE FUND--
               TOP 10 HOLDINGS AS OF 6/30/97

                1. General Electric              3.44%
               ---------------------------------------
                2. Merck & Co.                   2.58%
               ---------------------------------------
                3. Bristol Myers Squibb          2.54%
               ---------------------------------------
                4. Intel Corp.                   2.34%
               ---------------------------------------
                5. Citicorp                      2.15%
               ---------------------------------------
                6. Exxon Corp.                   2.03%
               ---------------------------------------
                7. Johnson & Johnson             1.85%
               ---------------------------------------
                8. DuPont DeNemours              1.69%
               ---------------------------------------
                9. Coca Cola Co.                 1.68%
               ---------------------------------------
               10. BankAmerica                   1.61%
               ---------------------------------------
               For a complete list of portfolio
               holdings, please see the schedule of
               investments.
               ---------------------------------------

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                          BY THE FUND ON JUNE 30, 1997

                 [GRAPHICAL REPRESENTATION OF PIE CHART BELOW]

Credit Cyclicals - 0.5%
Utilities - 3.2%
Consumer Cyclical - 3.6%
Conglomerates - 1.5%
Consumer Services - 2.1%
Transportation - 2.1%
Consumer Staples - 20.0%
Financial - 26.3%
Capital Goods - 5.9%
Basic Industries - 3.9%
Energy - 15.8%
Capital Goods-Technology - 15.2%

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

                [GRAPHICAL REPRESENTATION OF DATA TABEL BELOW]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The Guardian Park Avenue Fund - $452,576

S&P 500 Index - $206,652

Lipper U.S. Equity
Growth Fund Average - $172,283

Cost of Living - $39,010

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $452,576 on June 30, 1997. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $206,652. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $172,283. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/97

                                                                         Since
                                                                       Inception
                                         1 Year   5 Years   10 Years   (6/1/72)
--------------------------------------------------------------------------------
At Net Asset Value(2) (without
  sales charge)                          35.26%    23.20%    15.77%    16.51%
--------------------------------------------------------------------------------
Class A Shares(3) (with sales charge)    29.17%    22.07%    15.24%    16.30%
--------------------------------------------------------------------------------
S&P 500 Index                            34.59%    18.29%    14.59%    12.68%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charges.

(3) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND
---------------------------------------

         [PHOTO]                              [PHOTO]

Charles E. Albers, C.F.A.              Larry Luxenberg, C.F.A.
Co-Portfolio Manager                   Co-Portfolio Manager


Q. HOW DID THE FUND PERFORM IN ITS INITIAL PERIOD?

A. The Guardian Park Avenue Small Cap Fund got under way on May 1, 1997 amid a sudden, sharp rally in small capitalization stocks. After a year in which small cap stocks significantly underperformed blue chip stocks, May was one of the best months ever for small caps.

     In May, the new Fund was up 9.11%.(1) The Russell 2000 Index(2), the most widely used measure of small cap stock performance, snapped back strongly (from being down 5% during the first four months of 1997), surging 11.12%. The Lipper Small Cap Funds Index was up 12.14% while the Lipper U.S. Growth Funds Index(3) was up 7.40%. In June, while the averages cooled off to a less torrid pace, The Guardian Park Avenue Small Cap Fund was up 5.57%, compared to 4.29% for the Russell 2000, 5.28% for the Lipper Small Cap Funds Index and 3.93% for Lipper U.S. Growth Funds Index.

Q. SMALL CAP STOCKS HAVE BEEN WEAK RELATIVE PERFORMERS OVER THE LAST FEW YEARS. IS THERE ANY SIGN OF A CHANGE?

A. While recent returns are high relative to historical norms and unlikely to be sustainable at this level, there are indications that the relative performance of small cap stocks may keep improving. Many market analysts now believe that small cap stocks are poised for a period of sustained outperformance. Although it is difficult to pinpoint when such a period of strong relative performance might occur, analysts highlight three significant factors. First, the overall valuations of small cap stocks, as measured by price/earnings ratios, price/sales and book value are at the most favorable levels since 1990. Secondly, the strong dollar generally penalizes large companies with their international operations. Finally, Congress and the Clinton Administration have enacted a capital gains tax cut that will likely be of more benefit to small cap stocks. Typically, small cap shareholders realize more of their total return from capital appreciation than from dividends.

Q. HOW IS THE SMALL CAP FUND MANAGED AND HOW DOES IT COMPARE TO THE GUARDIAN PARK AVENUE FUND?

A. The new Small Cap Fund employs the same time-tested methods which we have used to manage The Guardian Park Avenue Fund for the last 25 years. The management process combines a quantitative approach as well as traditional fundamental analysis for picking stocks and weighting industry groups and broader economic sectors. The Guardian Park Avenue Small Cap Fund uses a quantitative multi-factor stock selection model similar to the one The Guardian Park Avenue Fund has historically used. This disciplined approach has enabled The Park Avenue Fund to generate consistently solid returns in both bull and bear markets, and we believe that this approach will translate well to the small cap environment.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN INVESTING IN LARGE CAP AND SMALL CAP STOCKS?

A. By their nature, small cap stocks tend to be more volatile than those of larger companies. Often, the smaller companies are more dependent on a single product line, a single market or a small number of customers. As compensation for that added riskiness, smaller companies also have the opportunity to grow faster and generate greater returns for shareholders. By building a broad-based, diversified portfolio, The Guardian Park Avenue Small Cap Fund hopes to capitalize on the long-term appreciation possibilities of small cap stocks without undue risk.

Q. HOW IS YOUR PORTFOLIO STRUCTURED NOW?

A. As of June 30, the Small Cap Fund had about 90 different stocks broadly diversified across industry groups. Financial and energy stocks were overweighted relative to the Russell 2000 Index.(2) Financial stocks have been benefiting from the sustained period of low inflation, low interest rates, moderate growth in Gross Domestic Product (GDP) and industry consolidation. In the energy area, we emphasized drilling suppliers and exploration companies selling near asset value but with significant prospects. The Small Cap Fund also has a large weighting in technology stocks, particularly in stocks of fast-growing companies which are leaders in their fields.

     As a general practice we intend to remain fully invested in common stocks. Successful market timing is extremely difficult, and to invest even a small portion of the Small Cap Fund's assets elsewhere would risk being out of the market during the quick surges that characterize a bull market. While the stock market in recent years has been exceptionally strong by historic standards and may experience a downturn at any time, we believe that the business climate remains quite favorable for stocks. Given the low inflation rate and steady GDP growth, the domestic small cap stock market's overall valuation seems reasonable.

--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------

         [Photo]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Q. THIS HAS BEEN AN INTERESTING SIX MONTHS FOR THE U.S. STOCK AND BOND MARKETS. HOW HAS THE FUND PERFORMED?

A. The Fund has performed well. In the first half of this year, the total return on stocks, as measured by the S&P 500 Index, was 20.60% and the total return on bonds, as measured by the Lehman Aggregate Bond Index was 3.09%.(1) Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 and 40% in the Lehman Aggregate would thus have returned 13.40%. The Fund's total return over the period was 14.26%.(2)

     The Fund also did well relative to its competition, having exceeded the 10.25% return of funds with similar objectives and policies in Lipper's universe of flexible equity funds.(3) The Fund also outperformed the median return of 9.55% produced by Morningstar's universe of asset allocation funds.(4)

Q. WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A. As always, the Fund is managed using proprietary quantitative models that attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variable in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

     In general, a benign interest rate environment and a healthy profit outlook led us to overweight stocks at the end of last year, moving to a more neutral position at the beginning of March. Specifically, our stock/bond/cash mix at year-end was 76%, 20%, 4% and was lowered to 63%, 21%, and 16%, respectively, at the beginning of March. These weightings should be compared to the completely neutral mix of 60% stocks, 40% bonds, and 0% cash that we would expect to own when the markets were all fairly valued relative to one another. In retrospect, our positions paid off since stocks did so well, while bonds and cash matched each other with uninspiring returns. The increased caution that we showed after the stock market and bond yields had each risen during the first two months of the year looked like a good move through most of April, but unfortunately turned out to be unnecessary as corporate profits came in even higher than expected and bond yields dropped back to the levels at which they began the year.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A. We are presently in a very neutral position with market exposures of approximately 62% stocks, 37% bonds, and 1% cash. Essentially, stocks and bonds seem fairly valued and there appears to be little need for the defensive characteristics of cash in the short term. We

--------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 and the Lehman Aggregate Bond Index are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 and Lehman Aggregate Bond Indexes do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

currently intend to maintain this stance until either interest rates reverse again or corporate profitability deteriorates as the economy slows.

     It should also be mentioned that, since May 1, 1997, the Fund has had the authority to operate as a "fund of funds," as approved by the shareholders of the Fund. Accordingly, we have replaced the bulk of our bond positions with shares of The Guardian Investment Quality Bond Fund, another member of The Park Avenue Portfolio family. As our value models dictate the sale of individual stocks, they are replaced with shares of our flagship, The Guardian Park Avenue Fund. As we move forward, we expect the Fund to benefit from the greater diversification that this transition allows, not to mention more efficient and less costly trading. As a fund of funds, the management fee of the Fund will be charged at a lower rate of 0.50% of assets annually. This lower management fee will apply only while the Fund is operated as a "fund of funds" at the discretion of management. Of course, there will be no "double charging" of management fees when the Fund's assets are invested in other funds.

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND PROFILE
AS OF JUNE 30, 1997
------------------------------------------

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS(2) FOR PERIODS ENDED 6/30/97

                                                                         Since
                                                                       Inception
                                                 1 Year      3 Year    (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(5) (without sales charge)     27.19%      20.25%      15.16%
--------------------------------------------------------------------------------
Class A Shares(6) (with sales charge)            21.47%      18.42%      13.95%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(5) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(6) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
-----------------------------------------------

      [Photo]

R. Robin Menzies,
Portfolio Manager

Q. HOW HAS THE FUND PERFORMED DURING THE FIRST HALF OF 1997?

A. The Fund performed well in the first half of this year, returning 14.9%(1) compared to a rise of 11.3% in our bench-mark index--the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index.(2)

     Within the overall Index return, the Continental European region was the strongest, its return of 17.1% in the first six months of 1997 being driven by healthy stock markets in Germany (up 16.9%) and Switzerland (up 31.6%). Domestic economies remain relatively weak but exporters in Germany have benefited from a more competitive Deutschemark and strong demand from outside the region. Strength in the Japanese market in the second quarter of the period, off the back of good company results, reversed negative first quarter returns to give a six-month rise of 9.2%, well ahead of the weak smaller Asia Pacific markets such as Malaysia, which fell 11.8%.

Q. WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE FUND?

A. The greatest contribution to the Fund's outperformance came from the very good relative performance of the stocks we hold in Japan, with the Fund returning 19.4% in this country during the first half of the year. This compares very favorably with the index return attributable to Japan of 9.2%. It is encouraging that the share prices of well-managed, financially strong companies with dominant market positions in attractive industries have been showing the outperformance they deserve. We are seeing distinct changes in the financial environment in Japan, with deregulation and welcome alterations to the rules governing domestic pension fund investment, which we feel will lead to greater acknowledgement by the market of the attractions of the highest quality companies and to more appropriate ratings. It is also fair to say that a weaker yen has helped exporters to increase profits ahead of the already buoyant 18% year-on-year recurring profits growth of non-financial Japanese companies as a whole.

     The Fund also gained from a strong performance in Continental Europe, with a 46.5% return in Switzerland and 22.3% in the Netherlands. Additionally, the portfolio contains many stocks benefiting from restructuring, with managements focusing on making their companies more profitable and shareholder friendly. The share prices of these stocks are reflecting the realization, by international investors, of the potential cost efficiencies and enhanced earnings which can be gained by the restructuring process.

     Our strategic country allocation also had a positive impact on the Fund's overall performance. This came primarily from heavy weighting in Continental Europe, where returns were high, together with an early move out of the less attractive, smaller Asia Pacific markets.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. During this period many markets continued to be expensive, relative to historic levels, on a number of different measures. However, we have recognized that a high level of liquidity worldwide has been driving

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for the A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the MSCI EAFE Index may not therefore always correlate closely. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the MSCI EAFE Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

markets. Our strategy has continued to be one of stock-driven allocation and this proved successful again in the first half of this year. For example, in both Continental Europe and Japan, by selecting the high quality exporters with dominant worldwide market shares, the Fund's returns from these geographical areas have been high. This is despite weak domestic economies which alone are not sufficiently strong to underpin significant earnings growth. This approach continues to pay dividends and our investment professionals' efforts are focused on finding further attractive investments in the ever changing stock markets of the world.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND PROFILE
AS OF JUNE 30, 1997
-------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 HOLDINGS

COMPANY                     NATURE OF COMPANY                   COUNTRY
--------------------------------------------------------------------------------
 1. Novartis                Pharmaceuticals                     Switzerland
--------------------------------------------------------------------------------
 2. Rohm                    General Industry                    Japan
--------------------------------------------------------------------------------
 3. Canon                   Electronic Equipment                Japan
--------------------------------------------------------------------------------
 4. Banco Santander         Banking                             Spain
--------------------------------------------------------------------------------
 5. Volkswagen              Vehicle Manuf.                      Germany
--------------------------------------------------------------------------------
 6. Sony                    Electronic Equipment                Japan
--------------------------------------------------------------------------------
 7. Mannesmann              Industrial Conglom.                 Germany
--------------------------------------------------------------------------------
 8. Adidas                  Sports Apparel                      Germany
--------------------------------------------------------------------------------
 9. ABN Amro                Banking                             Netherlands
--------------------------------------------------------------------------------
10. Gucci Group             Luxury Goods/Apparel                Italy
--------------------------------------------------------------------------------


                              PORTFOLIO COMPOSITION
                            BY GEOGRAPHICAL LOCATION

                 [GRAPHICAL REPRESENTATION OF PIE CHART BELOW]

                               Latin America - 4.9%

                                   Asia - 10.5%

                                   Japan - 25.9%

                                    U.K - 13.3%

                                  Europe - 41.1%

                                    Cash - 4.3%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/97

                                                                 Since Inception
                                              1 Year      3 Year     (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(3) (without sales charge)  18.93%      12.77%      15.25%
--------------------------------------------------------------------------------
Class A Shares(4) (with sales charge)         13.58%      11.05%      14.04%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(3) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charges.

(4) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
--------------------------------------------------

      [Photo]

Edward H. Hocknell
Portfolio Manager

Q. HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1997 AND WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. There has been a wide range of returns from the emerging markets in recent months. The Asian markets have continued to disappoint and are still below the levels they reached in 1993, while Latin America, however, has maintained its strong outperformance, and has now reached new highs. The investor in Asia has suffered a protracted bear market, while Brazil, Argentina and Mexico have been among the world's best performers. It is hard to find convincing reasons why this divergence should end soon.

     From April 30 until June 30, 1997 (the first two months of its existence), the Fund produced a return of 9.11%,(1) compared with a return from the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index(2) of 8.4%. One of the main reasons for the outperformance is that the Fund has the freedom to be selective across a wide range of markets. This has become increasingly important in the emerging markets because, in some cases, the high levels of growth and inward investment that emerging countries are enjoying are proving to be "too much of a good thing." Surging imports and excessive bank lending are usually the first symptoms of the malaise afflicting these countries; the illness then progresses to the stock market. The long term fundamentals are often fine, but investors do best by leaving such countries alone for a while, keeping them under observation, and--as Peter Lynch puts it--tuning in later.

Q. WHAT HAS BEEN HAPPENING IN EMERGING MARKET COUNTRIES AND HOW HAVE YOU MANAGED THE FUND SO FAR TO ADJUST TO THESE EVENTS?

A. We remain most enthusiastic about the outlook for Latin America. The strong recovery following 1995's recession is continuing; there is little evidence of overheating. Growth in the region has slowed down a little, as consumers are still wary, but we believe that the current pace is sustainable. Argentina has done particularly well and should continue to grow at a rate of around 6%, or more. Exports and the agricultural sector have revived; a wave of foreign acquisitions has helped boost confidence in the banking sector, and the government's revenues (which had been a source of concern) have begun to pick up.

     Inflation in the region is continuing to fall sharply; in Brazil, for example, it should be below 7% this year, less than one third of 1995's level. There is still a need for further reform in Brazil, so it is reassuring that President Cardoso has been allowed to seek re-election, and the stock market is on little more than 12 times this year's earnings, which we believe is good value. The improvement of Brazil's standing in the eyes of foreign investors was vividly illustrated by the recent issue of an uncollateralized $3 billion dollar 30-year bond at less than 4% above U.S. long bond yields.

     Latin America now seems likely to enjoy the kind of steady growth which has eluded it for many years. At the same time, the sharpest differences between the region's main economies are diminishing, and this is leading to an even greater emphasis on stock selection. We are finding that many companies, having been starved of investment for years, are now achieving high marginal returns on capital as they concentrate on the obvious, easy projects. We are currently identifying numerous attractive investment opportunities of this kind and expect to retain a heavy weighting in Latin America.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2)  The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
     (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

     The outlook for the Asian economies is much more mixed. On the surface, everything looks good: headline growth rates are still impressive in most cases, but they conceal mounting financial imbalances. In Malaysia, for example, we have become concerned about excessive office building and its likely effects on the banking system; and in Thailand, a large and persistent current account deficit is proving increasingly hard to finance. There has also been excessive investment in industrial capacity in several sectors and this is restraining profitability.

     Hong Kong reverted to Chinese control at the end of June, and all the omens (commercially, at least) look very good. We are encouraged that the Chinese are effectively using the Hong Kong market to privatize state assets, and that local companies are being treated even-handedly. Most of our investments in Asia will be focused on China, although, in the medium term, we expect the whole region to benefit from the recovery of the Japanese economy.

     In the rest of the emerging markets, one of the most striking events was the disappointing devaluation of the Czech Krona, which has revealed some intractable structural problems. The government's reaction will probably lead to a sharp deceleration in growth rates for a while. As in Thailand, the number of companies benefiting from devaluation is limited because so many of them have foreign debts. We have reduced our exposure to the Czech Republic and may go further.

     On the positive side, there has been some improvement in the South African economy. Growth is very slow, even excluding the depressed agricultural sector, but there is now scope to reduce the country's very high interest rates, and this has encouraged us to broaden our exposure to some of the country's well-run businesses.

     We remain optimistic about the investment prospects for emerging markets in general. Growth rates remain high and the international background is favorable: interest rates may rise further in the developed countries, but not by very much. Nevertheless, as recent events have shown, not all emerging markets do well at the same time: while many are maturing into strong, steady growers, others are finding that persistently high growth rates bring their own problems. Against this background, the Fund will be broadly diversified and highly selective in the markets and companies in which it invests.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
PROFILE AS OF JUNE 30, 1997
--------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

COMPANY                           COUNTRY             NATURE OF COMPANY
--------------------------------------------------------------------------------
 1. ROC Taiwan Fund               Taiwan              Trading Conglomerate
--------------------------------------------------------------------------------
 2. Telebras ON                   Brazil              Telephone Utility
--------------------------------------------------------------------------------
 3. China Overseas Land           Hong Kong           General Industry
--------------------------------------------------------------------------------
 4. Petrobas ADR                  Brazil              Energy
--------------------------------------------------------------------------------
 5. New World Development         Hong Kong           Property Developer
--------------------------------------------------------------------------------
 6. Telebras ADR                  Brazil              Telephone Utility
--------------------------------------------------------------------------------
 7. China Resources               Hong Kong           General Industry
--------------------------------------------------------------------------------
 8. Hutchison Whampoa             Hong Kong           Trading Conglomerate
--------------------------------------------------------------------------------
 9. Telmex ADR                    Mexico              Telephone Utility
--------------------------------------------------------------------------------
10. Hub Power                     Pakistan            Energy
--------------------------------------------------------------------------------
For a complete list of portfolio holdings, please see the Schedule of Investments.


                   PORTFOLIO COMPOSITION GEOGRAPHICAL LOCATION


                  [GRAPHICAL REPRESENTATION OF PIE CHART BELOW]

  Cash - 4.0%
  South Africa - 3.6%
  Europe - 9.9%
  Asia - 42.2%
  Latin America - 40.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------

        [Photo]

Thomas G. Sorell, C.F.A.,
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1997?

A. During the first half of 1997, the Fund returned 3.14%,(1) outperforming the Lehman Aggregate Bond Index(2) which returned 3.09%. The Fund's return was two basis points less than the average return of our Lipper peer group(3) (3.16%). Our Lipper peer group consists of other mutual funds that invest primarily in bonds rated "BBB" or better.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. During the first quarter of 1997, fears that rapid economic growth would lead to higher inflation, given tight labor markets and high levels of capacity utilization, created a bearish market for bonds. The economy did in fact grow at a rate of 4.9% in the first quarter, well beyond what most economists would consider a non-inflationary pace. The Fed, anticipating this growth, tightened monetary policy by raising the Fed Funds rate by 0.25% on March 25. Although this move was not unexpected, the bond market, as measured by the Lehman Aggregate Bond Index, had a -0.56% return during the first quarter. As the economy slowed in the second quarter and the Fed left rates unchanged at the May 20 and July 2 policy meetings, the bond market recovered. With the Fed on hold, the yield on the 30-year Treasury bond dropped over 40 basis points during the second quarter and the Lehman Aggregate Bond Index posted its best quarterly return (3.67%) since the fourth quarter of 1995.

     The Fund's performance is principally attributable to a significant allocation to mortgage-backed securities and triple-B-rated corporate bonds, which were two of the best performing subsectors when measured by the Lehman Aggregate Bond Index data on a duration-adjusted basis.(4) The Lehman Index's asset classes had the following nominal six-month returns through June 30: mortgage-backed securities 3.92%, corporate bonds 3.97%, and asset-backed securities 2.96%. Measured on a duration-adjusted basis, mortgages outperformed the other sectors, returning 1.14% over Treasuries, while the excess return on all corporates was 0.55% (triple-B-rated issues earned 0.96%), and asset-backed securities 0.25%.

     Mortgage-backed securities performed exceptionally well during the first half of 1997 predominantly due to declining levels of implied interest rate volatility and expectations of slower prepayment rates.

     The performance of the corporate sector varied significantly by credit quality during the first half of 1997. While the entire sector returned 0.55% on a duration-adjusted basis, securities rated from triple-A to single-A returned between 40 and 45 basis points, while securities rated triple-B earned more than two times that amount, returning 96 basis points. Our corporate bond investment strategy throughout the first half was to overweight triple-B-rated credits that we believed had attractive return profiles as measured by both their breakeven spreads(5) to Treasuries and our expectation of an improvement in credit quality. Although we had numerous successes, one of our best was an investment in Comcast 8 7/8 due 5/1/2017. The security was purchased at a spread of 153 basis points, or 1.53% over Treasuries and as of June 30 the spread had narrowed to 108 basis points or 1.08%. This represented a holding period return of 7.01% and a return in excess of Treasuries of 3.91%.

     Asset-backed securities realized the lowest returns, both nominally and duration-adjusted, of the three main spread sectors for the first six months of 1997, but provided an attractive alternative to short duration Treasuries.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.

(5) Breakeven spreads, expressed in percentage terms, for a particular security, represent the amount of yield spread widening which can occur over a specified time period, and still match the total return of another duration-equivalent security (usually Treasuries).

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. The Fund's overall strategy continues to focus on optimal asset allocation among the various bond sectors and security selection, and to avoid market timing. This strategy should provide opportunities to outperform our benchmark and peer groups with a relatively low risk profile.

     More specifically, our strategy for mortgage-related securities consisted of adding seasoned pools with favorable prepayment histories and incremental option adjusted spread.(6) As Treasury yields declined further, we became concerned that prepayment risk would rise and/or volatility would increase, both of which would negatively affect the mortgage market. As of June 30, 1997, we are underweighted in mortgages relative to the Lehman Aggregate Index.

     Our corporate strategy has been to increase and diversify our corporate holdings, especially in the higher yielding sector of triple-B-rated credits. During the first half of 1997 we increased our corporate holdings to 35% of the Fund's portfolio. We made new investments in the transportation and bank capital securities sectors, while adding to our exposure to the cable/media and tobacco sectors. Overall, we will continue to take our credit risk in the short end of the yield curve where breakeven spreads are attractive, and become more defensive given the tight level of quality spreads by predominantly investing in higher-rated improving credits in longer maturities.

     Our strategy for asset-backed securities continues to focus on adding value at the short end of the yield curve, and as of quarter-end the Fund was substantially overweighted in this sector versus the Lehman Aggregate Bond Index. During the first half of the year, the Fund moved from securities backed by credit card and auto receivables into securities backed by home equity and home improvement loans, which offered higher yield spreads and better diversification.

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND PROFILE
AS OF JUNE 30, 1997
-------------------------------------------------


                 [GRAPHICAL REPRESENTATION OF PIE CHARTS BELOW]


INVESTMENT QUALITY BOND FUND
(COMPOSITION BY ASSET CLASS)

Corporate Bonds - 31.8%
U.S. Government Securities - 24.2%
Mortgage Pass-Throughs - 19.4%
Asset Backed - 16.7%
Cash/Other Assets less Liabilities - 3.5%
Multi-Class MBS - 2.9%
Yankee Bonds - 1.5%


ASSET QUALITY ACCORDING TO S&P

AAA - 62.5%
BBB - 21.5%
A - 9.3%
Cash/Other Assets less Liabilities - 3.6%
AA - 2.5%
BB - 0.6%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/97

                                                                Since Inception
                                                  1 Year           (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(7) (without sales charge)       8.08%             5.10%
--------------------------------------------------------------------------------
Class A Shares(8) (with sales charge)              3.22%             4.00%
--------------------------------------------------------------------------------

(6) Option-adjusted spread means the incremental return or risk premium over Treasury securities, that has been adjusted for interest rate volatility and for the effect of options.

(7) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(8) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------

        [Photo]

Alexander M. Grant, Jr.
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1997?

A. The Fund produced a total return of 2.77%(1) for the six months ended June 30, 1997 as compared to the Lehman Municipal Bond Index(2) which produced a total return of 3.20%. The average return for municipal bonds in the Lipper(3) universe was 2.95% for the same period.

     Another important comparison to consider when measuring the Fund's performance is how it stacks up against its peers. Lipper, a service that ranks general municipal bond funds by total rate of return, is a good source of this information. Based on peer group comparisons, the Fund ranked 98 out of 226 funds with the same objective for the 12-month period ended June 30, 1997.

     As of June 30, 1997, the Fund's 30-day yield was 4.74%, which grosses up to over 7.00% taxable equivalent yield for a person in the highest (39.6%) federal income tax bracket.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The biggest factor that affected the Fund's performance was the lack of new issue supply in the municipal market. The current estimate of supply, which has not changed from the beginning of the year, is approximately $180 billion. However, net issuance (redemptions minus new issuance) when calculated on a month-to-month basis, is in some cases negative. What this means is that bonds are leaving the municipal market, either through calls or redemptions, and are not being replaced by new issues. The lack of supply, along with other factors such as high demand, affects the performance of the Fund in a number of ways. For example, as new issues enter the market they are met with great demand from institutional investors. Institutional investors, such as certain insurance companies, are not as sensitive to new issue pricing as mutual funds are. Some institutional investors that have recently experienced huge cash inflows are willing to pay higher prices to own municipal bonds. This, in turn, drives prices up and yields down, which has helped the municipal market to perform. This performance has not been without consequences, as each new issue was met with high institutional demand, causing credit quality spreads to compress. With a compression in credit quality, all credits began to look alike with little differentiation between AAA and BBB credits. This development effectively took credit value out of the market which in turn affected the performance of the Fund. In other words, in recent months all credits have tended to look alike and finding value has become more difficult.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. New issue volume was relatively flat for the first half of this year versus the comparable period last year, while property and casualty insurance companies, as well as individuals, were strong buyers. In light of limited supply and strong demand, the management of the Fund was driven by four guideposts.

--------------------------------------------------------------------------------

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Service, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

     First, with new issue volume being easily absorbed and quality spreads historically very narrow, we stayed with the higher rated credits. By doing so, we avoided chasing "hot" deals where the yield increase may have been only .05%, but the credit quality spread differential was significantly more. With any increase in new issue volume, slowdown in the economy, or weakened buying demand by institutional buyers, we would expect the credit spreads to quickly widen. Therefore, we did not see the reward for taking on the added risk of lower rated bonds. Second, to enhance current interest return for our investors, we increased the purchases of full coupon housing bonds. This is a sector in which the structures are not easily understood by many of our competitors and where, as a result, from time to time bonds become available at attractive yields. Our third strategy was to buy high-quality non-insured bonds. These bonds tended to have ratings much higher than many of the underlying ratings on insured bonds and yet they offered higher yields. The last guidepost of our investment strategy was to look for relative values between the various general obligation and revenue sectors as technical supply and demand forces temporarily increased yields in either the new issue or the secondary markets.

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND PROFILE
AS OF JUNE 30, 1997
------------------------------------

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 6/30/97

                                                             Since Inception
                                                 1 Year         (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(4) (without sales charge)      7.97%           4.17%
--------------------------------------------------------------------------------
Class A Shares(5) (with sales charge)             3.11%           3.08%
--------------------------------------------------------------------------------

(4) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(5) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
---------------------------------

       [Photo]

Alexander M. Grant, Jr.
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1997?

A. As of June 24, 1997, the effective 7-day annualized yield for The Guardian Cash Management Fund was 4.91%.(1) The Fund produced an annualized total return of 4.69%(2) through June 30. In contrast, the average Tier One money market fund, as measured by IBC Financial Data, had an effective 7-day annualized yield of 5.06% at June 24, 1997 and returned 4.89% through June 30. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On March 25, the Federal Reserve raised the Federal Funds target from 5.25% to 5.50%. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The discount rate was left unchanged at 5.00%. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The discount rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty regarding the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Management Fund. As the stock market rallied, cash was transferred by our investors to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity--22 days as of June 24, 1997. The average Tier One money market fund, as measured by IBC Financial Data, had an average maturity of 60 days.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide upon their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (94%) was invested in commercial paper; the balance (6%) was invested in repurchase agreements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results. Throughout 1997, the investment adviser for the Fund will assume the operating expenses of the Fund to the extent that they exceed, on annual basis, 0.85% of the Fund's average daily net assets. Without these expense assumptions, the Fund's performance and yields would have been lower. Total return (or yields) represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
18

-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
June 30, 1997 (Unaudited)

o THE GUARDIAN PARK AVENUE FUND

-----------------------------------------------------------
COMMON STOCKS -- 95.3%
-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.2%
   294,098   Boeing Co.                        $ 15,605,575
    34,400   General Dynamics Corp.               2,580,000
    60,800   Gulfstream Aerospace Corp.           1,793,600
    48,889   Lockheed Martin Corp.                5,063,067
   187,600   Logicon, Inc.                        9,942,800
   138,950   Precision Castparts Corp.            8,284,894
    98,800   Rockwell Int'l. Corp.                5,829,200
    25,000   Sundstrand Corp.                     1,395,313
    40,000   Thiokol Corp.                        2,800,000
    36,100   TRW, Inc.                            2,050,931
    73,200   United Technologies Corp.            6,075,600
                                               ------------
                                                 61,420,980
-----------------------------------------------------------
AIR TRANSPORTATION -- 0.8%
    94,000   AMR Corp., DE                        8,695,000
   100,000   Continental Airlines, Inc.           3,493,750
    54,000   UAL Corp.                            3,864,375
                                               ------------
                                                 16,053,125
-----------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.5%
    30,000   Ethan Allen Interiors, Inc.          1,710,000
   133,000   Furniture Brands Int'l., Inc.        2,576,875
    40,000   Hon Industries, Inc.                 1,770,000
    30,000   Leggett & Platt, Inc.                1,290,000
    40,000   Miller Herman, Inc.                  1,440,000
                                               ------------
                                                  8,786,875
-----------------------------------------------------------
AUTOMOTIVE PARTS -- 0.4%
    19,130   Autoliv, Inc.                          748,461
    37,500   Borg-Warner Automotive, Inc.         2,027,344
    84,000   Goodyear Tire & Rubber Co.           5,318,250
    17,000   Tower Automotive, Inc.                 731,000
                                               ------------
                                                  8,825,055
-----------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
    56,100   Amgen, Inc.                          3,260,812
-----------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.8%
    12,000   Armstrong World Industries, Inc.       880,500
    82,000   Johns Manville Corp.                   968,625
    63,000   Lennar Corp.                         2,012,062
    60,000   McGrath Rent Corp.                   1,230,000
    43,400   Sherwin-Williams Co.                 1,339,975
    30,000   Southdown, Inc.                      1,308,750
    65,000   USG Corp.                            2,372,500
    24,000   U.S. Home Corp.                        637,500
    38,600   Vulcan Materials Co.                 3,030,100
    20,200   Webb (Del) Corp.                       328,250
                                               ------------
                                                 14,108,262
-----------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.4%
    50,555   Martin Marietta Materials, Inc.      1,636,718
   154,462   Paychex, Inc.                        5,869,556
    37,300   Rexel, Inc.                            690,050
                                               ------------
                                                  8,196,324
-----------------------------------------------------------
CHEMICALS -- 2.5%
   116,700   Cambrex Corp.                        4,638,825
   506,600   E.I. Dupont de Nemours, Inc.        31,852,475
    81,100   Lubrizol Corp.                       3,401,131
    56,100   Morton Int'l., Inc.                  1,693,519
    65,000   PPG Industries, Inc.                 3,778,125
    25,000   Rohm & Haas Co.                      2,251,562
                                               ------------
                                                 47,615,637
-----------------------------------------------------------
COMPUTER SOFTWARE -- 2.4%
    50,000   Affiliated Computer Services, Inc.   1,400,000
    89,000   BMC Software, Inc.                   4,928,375
    18,900   Cadence Design Systems, Inc.           633,150
    74,800   Compuware Corp.                      3,571,700
    38,000   Fair Isaac & Co., Inc.               1,693,375
   240,000   Microsoft Corp.                     30,330,000
    37,000   Sterling Software, Inc.              1,156,250
    50,000   SunGuard Data Systems, Inc.          2,325,000
                                               ------------
                                                 46,037,850
-----------------------------------------------------------
COMPUTER SYSTEMS -- 5.1%
   208,400   Compaq Computer Corp.               20,683,700
    32,400   Diebold, Inc.                        1,263,600
    19,400   Hewlett Packard Co.                  1,086,400
    37,200   Honeywell, Inc.                      2,822,550
   236,500   Int'l. Business Machines            21,329,344
   309,600   Lexmark Int'l. Group, Inc.           9,404,100
    75,000   Pitney Bowes, Inc.                   5,212,500
    80,000   Quantum Corp.                        1,625,000
    60,000   SCI Systems, Inc.                    3,825,000
   450,000   Storage Technology Corp.            20,025,000
    49,000   Stratus Computer, Inc.               2,450,000
    65,200   Sun Microsystems, Inc.               2,451,620
    60,000   Tandem Computers, Inc.               1,215,000
   186,600   Western Digital Corp.                5,901,225
                                               ------------
                                                 99,295,039
-----------------------------------------------------------
CONGLOMERATES -- 1.4%
    65,300   Allied Signal, Inc.                  5,485,200
    90,000   Loews Corp.                          9,011,250
   190,000   Textron, Inc.                       12,611,250
                                               ------------
                                                 27,107,700
-----------------------------------------------------------
See notes to financial statements.
                                                         19

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
DRUGS AND HOSPITALS -- 12.4%
   299,000   Abbott Laboratories               $ 19,958,250
    65,820   Allegiance Corp.                     1,793,595
   280,700   American Home Products Corp.        21,473,550
    27,400   Becton Dickinson & Co.               1,387,125
   590,800   Bristol-Myers Squibb Corp.          47,854,800
    65,296   Eli Lilly & Co., Inc.                7,137,669
    25,000   Health Care & Retirement Co.           834,375
    25,900   Integrated Health Services, Inc.       997,150
   542,400   Johnson & Johnson                   34,917,000
    81,300   Kinetic Concepts, Inc.               1,463,400
    23,000   Lincare Hldgs., Inc.                   989,000
   476,300   Merck & Co., Inc.                   49,297,050
   182,300   Pfizer, Inc.                        21,784,850
   302,400   Schering-Plough Corp.               14,477,400
    20,000   Sybron Int'l. Corp., WI                797,500
     8,000   Unitrin, Inc.                          488,000
   230,000   Universal Health Services, Inc.      8,855,000
    29,600   Warner-Lambert Co.                   3,677,800
    26,000   Wellpoint Health Networks, Inc.      1,192,750
                                               ------------
                                                239,376,264
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.0%
   163,600   Emerson Electric Co.                 9,008,225
   998,000   General Electric Co.                65,244,250
    24,500   W.W. Grainger, Inc.                  1,915,594
     6,500   Jabil Circuit, Inc.                    545,187
                                               ------------
                                                 76,713,256
-----------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.2%
    46,000   Analogic Corp.                       1,564,000
    61,200   Dynatech Corp.                       2,187,900
    15,300   Sanmina Corp.                          971,550
                                               ------------
                                                  4,723,450
-----------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.4%
   129,500   Giant Industries, Inc.               2,047,719
   167,104   Holly Corp.                          4,146,268
    86,500   Howell Corp.                         1,730,000
                                               ------------
                                                  7,923,987
-----------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.1%
    52,400   Galoob Toys, Inc.                      989,050
    17,000   Harley-Davidson, Inc.                  814,938
    24,000   Regal Cinemas, Inc.                    792,000
                                               ------------
                                                  2,595,988
-----------------------------------------------------------
FINANCIAL-BANKS -- 12.6%
   164,392   Banc One Corp.                       7,962,733
   471,000   BankAmerica Corp.                   30,408,937
   109,100   Bank of Boston Corp.                 7,862,019
    87,600   Barnett Banks, Inc.                  4,599,000
   284,260   Chase Manhattan Corp.               27,590,986
   336,764   Citicorp                            40,601,110
    62,700   Comerica, Inc.                       4,263,600
    30,000   Compass Bancshares, Inc.             1,008,750
    89,200   First Bank Systems Corp.             7,615,450
   205,200   First Chicago NBD Corp.             12,414,600
    12,400   First  Empire State Corp.            4,178,800
    20,000   First Merit Corp.                      960,000
   191,100   First Union Corp.                   17,676,750
    50,475   Hubco, Inc.                          1,463,775
    46,100   KeyCorp                              2,575,838
   127,600   Mellon Bank Corp.                    5,757,950
    59,300   National City Corp.                  3,113,250
   218,000   Nationsbank Corp.                   14,061,000
    82,748   Norwest Corp.                        4,654,575
    23,000   Premier Bancshares, Inc., GA           395,312
    55,000   Provident Financial Group, Inc.      2,351,250
    67,500   Star Banc Corp.                      2,851,875
    80,000   State Street Corp.                   3,700,000
   147,964   TCF Financial Corp.                  7,305,723
   375,000   Travelers Group, Inc.               23,648,437
    38,000   Union BanCal Corp.                   2,731,250
    49,600   Zions Bancorp                        1,866,200
                                               ------------
                                                243,619,170
-----------------------------------------------------------
FINANCIAL-OTHER -- 4.3%
   105,000   American Express Co.                 7,822,500
    75,000   Countrywide Credit Industries, Inc.  2,339,062
    10,000   Duff & Phelps Credit Rating Co.        303,750
    83,200   A.G. Edwards, Inc.                   3,556,800
   154,800   Federal Home Loan Mortgage Corp.     5,321,250
   299,500   Federal National Mortgage Assn.     13,065,688
    93,000   Franklin Resources, Inc.             6,748,312
    67,200   Green Tree Financial Corp            2,394,000
   100,000   Jefferies Group, Inc.                5,700,000
    72,000   Lehman Brothers Hldgs., Inc.         2,916,000
    57,400   McDonald  & Co. Investments, Inc.    2,633,225
   302,400   Merrill Lynch & Co., Inc.           18,030,600
    52,000   J.P. Morgan & Co., Inc.              5,427,500
   167,850   Morgan Keegan, Inc.                  3,336,019
    22,000   Pacific Century Financial Corp.      1,017,500
   100,950   Raymond James Financial, Inc.        2,763,506
                                               ------------
                                                 83,375,712
-----------------------------------------------------------
                         See notes to financial statements.
20

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
FINANCIAL-THRIFT -- 2.0%
    39,200   Astoria Financial Corp.           $  1,862,000
   137,500   Bank Atlantic Bancorp, Inc.          1,938,750
    16,000   California Federal Bancorp, Inc.       270,000
    93,187   Charter One Financial, Inc.          5,020,450
    34,000   CitFed Bancorp, Inc.                 1,317,500
    47,000   Coastal Bancorp, Inc.                1,398,250
    20,000   Coast Savings Financial, Inc.          908,750
   150,199   Collective Bancorp, Inc.             6,740,180
    68,100   Commercial Federal Corp.             2,528,212
    33,000   Greenpoint Financial Corp.           2,196,562
    76,000   Long Island Bancorp, Inc.            2,759,750
    27,060   MAF Bancorp, Inc.                    1,133,138
    20,960   Pacific Crest Capital, Inc.            277,720
   127,200   Progressive Bank, Inc.               4,006,800
   438,291   Sovereign Bancorp, Inc.              6,683,938
                                               ------------
                                                 39,042,000
-----------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 5.6%
   118,700   Anheuser-Busch Cos., Inc.            4,977,981
   140,000   Campbell Soup Co.                    7,000,000
   466,300   Coca Cola Co.                       31,475,250
   328,200   Coca Cola Enterprises, Inc.          7,548,600
    59,400   ConAgra, Inc.                        3,809,025
    71,000   Dean Foods Co.                       2,866,625
     4,128   Earthgrains Co.                        270,642
    89,000   Fortune Brands, Inc.                 3,320,813
    89,000   Gallaher Group Plc.                  1,640,938
    34,000   Hershey Foods Corp.                  1,880,625
    50,000   Interstate Bakeries Corp.            2,965,625
   616,200   Philip Morris Cos., Inc.            27,343,875
    54,100   Ralston-Purina Group                 4,446,344
    12,000   Scweitzer-Mauduit Int'l., Inc.         450,000
    38,800   Unilever NV                          8,458,400
                                               ------------
                                                108,454,743
-----------------------------------------------------------
FOOTWEAR -- 0.4%
    88,200   Nike, Inc.                           5,148,675
    49,000   Payless ShoeSource, Inc.             2,679,688
                                               ------------
                                                  7,828,363
-----------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
    78,080   Kimberly-Clark Corp.                 3,884,480
    79,300   Procter & Gamble Co.                11,201,125
                                               ------------
                                                 15,085,605
-----------------------------------------------------------
INSURANCE -- 6.1%
   152,800   Allstate Corp.                      11,154,400
    27,000   AMBAC, Inc.                          2,062,125
    74,000   Amer. Bankers Ins. Group, Inc.       4,680,500
    86,300   Amer. Int'l. Group, Inc.            12,891,063
    20,000   W.R. Berkley Corp.                   1,177,500
    46,000   Chubb Corp.                          3,076,250
    51,000   Cigna Corp.                          9,052,500
    22,000   Cincinnati Financial Corp.           1,738,000
    40,000   CMAC Investment Corp.                1,910,000
    12,000   Enhance Financial Svcs. Group, Inc.    526,500
    98,000   Everest Reinsurance Hldgs.           3,883,250
    40,500   Executive Risk, Inc.                 2,106,000
    13,000   Financial Sec. Assur. Hldgs. Ltd.      506,187
    40,000   Fremont General Corp.                1,610,000
    24,000   Frontier Insurance Group, Inc.       1,554,000
    28,400   General Re Corp.                     5,168,800
    60,100   Hartford Financial Svcs. Group, Inc. 4,973,275
    75,000   Horace Mann Educators Corp.          3,675,000
    36,000   Jefferson Pilot Corp.                2,515,500
    42,080   Liberty Financial Cos., Inc.         2,098,740
    61,000   Lincoln National Corp., Inc.         3,926,875
    43,000   Marsh & McLennan Cos., Inc.          3,069,125
    25,300   MBIA, Inc.                           2,854,156
    15,000   Mercury General Corp.                1,091,250
   206,000   MGIC Investment Corp.                9,875,125
    39,200   Ohio Casualty Corp.                  1,724,800
    60,000   Old Republic Int'l. Corp.            1,818,750
    30,800   Progressive Corp. of Ohio            2,679,600
    28,000   ReliaStar Financial Group            2,047,500
    47,900   St. Paul Cos., Inc.                  3,652,375
    92,250   State Auto Financial Corp.           2,075,625
    63,000   SunAmerica, Inc.                     3,071,250
    34,000   Torchmark, Inc.                      2,422,500
    38,500   Travelers Ppty. Casualty Corp.       1,535,188
                                               ------------
                                                118,203,709
-----------------------------------------------------------
LODGING -- 0.2%
    17,000   Doubletree Corp.                       699,125
   175,000   Prime Hospitality Corp.              3,456,250
                                               ------------
                                                  4,155,375
-----------------------------------------------------------
MACHINERY AND EQUIPMENT -- 1.5%
    67,000    AAR Corp.                           2,123,062
    94,800    Caterpillar, Inc.                  10,179,150
    88,400   Deere & Co.                          4,850,950
    15,000   Eaton Corp.                          1,309,688
   102,400   Illinois Tool Works, Inc.            5,113,600
    30,800   Robbins & Myers, Inc.                1,001,000
    35,000   Universal Corp., VA                  1,111,250
    60,000   York Int'l. Corp.                    2,760,000
                                               ------------
                                                 28,448,700
-----------------------------------------------------------
See notes to financial statements.
                                                         21

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.7%
    65,000   Carson Pirie Scott & Co.          $  2,063,750
    33,750   Consolidated Stores Corp.            1,172,813
    60,200   Dayton Hudson Corp.                  3,201,888
    50,000   Dollar General Corp.                 1,875,000
    16,000   MacFrugals Bargains Closeouts          436,000
    82,500   Fred Meyer, Inc., DE                 4,264,219
    48,000   Shopko Stores, Inc.                  1,224,000
                                               ------------
                                                 14,237,670
-----------------------------------------------------------
MERCHANDISING-DRUGS -- 0.3%
    35,000   Bergen Brunswig Corp.                  975,625
    66,000   Value Health, Inc.                   1,336,500
    75,000   Walgreen Co.                         4,021,875
                                               ------------
                                                  6,334,000
-----------------------------------------------------------
MERCHANDISING-FOOD -- 0.5%
   120,000   Richfood Hldgs., Inc.                3,120,000
   128,825   Safeway, Inc.                        5,942,053
    19,000   Smithfield Foods, Inc.               1,168,500
                                               ------------
                                                 10,230,553
-----------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.6%
    45,978   CVS Corp.                            2,356,372
    83,560   Host Marriott Services Corp.           981,830
    65,000   Pier 1 Imports, Inc.                 1,722,500
   125,000   Ross Stores, Inc.                    4,085,938
    20,000   Stein Mart, Inc.                       600,000
    32,500   Tiffany & Co., Inc.                  1,501,094
    35,000   Waban, Inc.                          1,126,562
                                               ------------
                                                 12,374,296
-----------------------------------------------------------
MISCELLANEOUS -- 0.1%
    14,400   Alberto-Culver Co.                     335,700
    16,200   Helen of Troy Ltd.                     415,125
    20,000   Lands End, Inc.                        592,500
    22,900   Mississippi Chemical Corp.             475,175
    37,500   Zeigler Coal Hldg. Co.                 876,563
                                               ------------
                                                  2,695,063
-----------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.6%
    59,200   Cognizant Corp.                      2,397,600
    80,000   Equifax, Inc.                        2,975,000
    24,000   Interpublic Group Cos., Inc.         1,471,500
    55,000   A.C. Nielsen Corp.                   1,079,375
    35,000   Omnicom Group                        2,156,875
    60,000   Valassis Communications, Inc.        1,440,000
                                               ------------
                                                 11,520,350
-----------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.5%
   260,000   ENSERCH Corp.                        5,785,000
   158,300   Mitchell Energy & Dev. Corp.         3,443,025
    43,000   Western Gas Resources, Inc.            838,500
                                               ------------
                                                 10,066,525
-----------------------------------------------------------
OIL AND GAS PRODUCING -- 3.5%
   194,400   Apache Corp.                         6,318,000
    98,000   Barrett Resources Corp.              2,933,875
   121,900   Basin Exploration, Inc.                944,725
   172,500   Tom Brown, Inc.                      3,665,625
    90,000   Cairn Energy USA, Inc.               1,181,250
   185,000   Chieftain Int'l., Inc.               4,058,438
   153,000   Devon Energy Corp.                   5,622,750
    50,200   Diamond Offshore Drilling, Inc.      3,921,875
   146,400   Enron Oil and Gas Co.                2,653,500
   264,600   Enserch Exploration, Inc.            2,894,063
    38,100   Forcenergy Gas Exploration, Inc.     1,157,288
    20,000   Nuevo Energy Co.                       820,000
   497,300   Petromet Resources Ltd.              1,150,006
    54,700   Petsec Energy Ltd.                   1,244,425
    79,700   Pogo Producing Co.                   3,083,394
   770,000   Ranger Oil Ltd.                      7,170,625
   245,000   Rigel Energy Corp.                   2,618,438
   204,600   St. Mary Land & Exploration Co.      7,186,575
   305,536   Seagull Energy Corp.                 5,346,880
    39,300   Snyder Oil Corp.                       722,137
    33,378   United Meridian Corp.                1,001,340
    33,000   Vintage Petroleum, Inc.              1,014,750
   270,000   Wainoco Oil Ltd.                     1,147,500
                                               ------------
                                                 67,857,459
-----------------------------------------------------------
OIL AND GAS SERVICES -- 3.5%
    62,000   BJ Services Co.                      3,324,750
    85,960   Camco Int'l., Inc.                   4,706,310
    41,600   Cliffs Drilling Co.                  1,518,400
    64,000   Cooper Cameron Corp.                 2,992,000
    70,000   ENSCO Int'l., Inc.                   3,692,500
    60,500   Halliburton Co.                      4,794,625
    14,616   Halter Marine Group, Inc.              350,784
   370,500   Input/Output, Inc.                   6,715,312
   329,400   Nabors Industries, Inc.              8,235,000
   130,000   Noble Drilling Corp.                 2,933,125
   127,700   Offshore Logistics, Inc.             2,410,338
    60,000   Pride Petroleum Services, Inc.       1,440,000
   107,800   Schlumberger Ltd.                   13,475,000
    80,000   Smith Int'l., Inc.                   4,860,000
    26,000   Transocean Offshore, Inc.            1,888,250
    72,400   Varco Int'l., Inc.                   2,334,900
    70,000   Weatherford Enterra, Inc.            2,695,000
                                               ------------
                                                 68,366,294
-----------------------------------------------------------
  OIL-INTEGRATED-DOMESTIC -- 1.3%
    74,800   Amoco Corp.                          6,502,925
   109,000   Atlantic Richfield Co.               7,684,500
   120,000   Murphy Oil Corp.                     5,850,000
   284,000   Tesoro Petroleum, Inc.               4,206,750
                                               ------------
                                                 24,244,175
-----------------------------------------------------------
                         See notes to financial statements.
22

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.9%
   168,800   Chevron Corp.                     $ 12,480,650
   624,400   Exxon Corp.                         38,400,600
   346,600   Mobil Corp.                         24,218,675
   506,800   Royal Dutch Petroleum Co.           27,367,200
   103,200   Texaco, Inc.                        11,223,000
                                               ------------
                                                113,690,125
-----------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.9%
    50,000   Caraustar Industries, Inc.           1,731,250
    18,000   Consolidated Papers, Inc.              972,000
    34,285   Deltic Timber Corp.                  1,004,979
   331,500   Rayonier, Inc.                      13,943,719
                                               ------------
                                                 17,651,948
-----------------------------------------------------------
PHOTOGRAPHY -- 0.4%
    99,700   Eastman Kodak Co.                    7,651,975
-----------------------------------------------------------
PUBLISHING-NEWS -- 0.6%
    45,000   Central Newspapers, Inc.             3,223,125
    43,200   Gannett Co., Inc.                    4,266,000
    65,700   Harte-Hanks Communications           1,938,150
    20,000   Lee Enterprises, Inc.                  527,500
     5,700   Washington Post Co.                  2,268,600
                                               ------------
                                                 12,223,375
-----------------------------------------------------------
RAILROADS -- 0.7%
    40,301   Burlington Northern Santa Fe         3,622,052
    15,000   Kansas City Southern Inds., Inc.       967,500
    45,800   Norfolk Southern Corp.               4,614,350
    64,900   Union Pacific Corp.                  4,575,450
                                               ------------
                                                 13,779,352
-----------------------------------------------------------
SEMICONDUCTOR -- 2.7%
    60,000   Adaptec, Inc.                        2,085,000
    57,100   Altera Corp.                         2,883,550
    80,000   Dallas Semiconductor Corp.           3,140,000
   311,200   Intel Corp.                         44,132,050
                                               ------------
                                                 52,240,600
-----------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.6%
    73,000   Jones Apparel Group, Inc.            3,485,750
    50,000   Liz Claiborne, Inc.                  2,331,250
    46,100   Russell Corp.                        1,365,712
    43,000   V.F. Corp.                           3,644,250
                                               ------------
                                                 10,826,962
-----------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.4%
    46,000   Airborne Freight Corp.               1,926,250
    22,000   Expeditors Int'l. Wash., Inc.          624,250
    32,000   GATX Corp.                           1,848,000
   239,500   Maritrans, Inc.                      1,856,125
    42,000   Trinity Industries, Inc.             1,333,500
                                               ------------
                                                  7,588,125
-----------------------------------------------------------
TRUCKERS -- 0.1%
    18,000   FRP Ppty., Inc.                        486,000
    25,000   Swift Transportation, Inc.             737,500
                                               ------------
                                                  1,223,500
-----------------------------------------------------------
UTILITIES-COMMUNICATIONS -- 2.5%
   140,600   Ameritech Corp.                      9,552,013
   251,600   Bellsouth Corp.                     11,667,950
     9,200   Harris Corp., DE                       772,800
   312,000   NYNEX Corp.                         17,979,000
   151,700   SBC Communications, Inc.             9,386,438
                                               ------------
                                                 49,358,201
-----------------------------------------------------------
UTILITIES-ELECTRIC -- 0.5%
    36,000   CalEnergy, Inc.                      1,368,000
    62,664   Duke Power Co.                       3,003,955
    26,000   KU Energy Corp.                        887,250
    31,000   LG&E Energy Corp.                      683,938
    29,000   Nipsco Industries, Inc.              1,198,061
    40,000   Public Service Co., CO               1,660,000
                                               ------------
                                                  8,801,204
-----------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.1%
    45,000   KN Energy, Inc.                      1,895,623
-----------------------------------------------------------
             TOTAL COMMON STOCKS
              (COST $1,301,517,930)           1,845,111,356
-----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.5%
-----------------------------------------------------------
 Principal
 Amount                                            Value
-----------------------------------------------------------
COMMERCIAL PAPER -- 5.5%
$38,000,000   Corning, Inc.
                6.15% due 7/1/97             $   38,000,000
 19,250,000   Goldman Sachs Group, LP
                6.15% due 7/1/97                 19,250,000
 50,000,000   Koch Industries, Inc.
                6.07% due 7/1/97                 50,000,000
-----------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
               (COST $107,250,000)              107,250,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 100.8%
 (COST $1,408,767,930)                        1,952,361,356
PAYABLES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.8%)                     (16,306,697)
-----------------------------------------------------------
NET ASSETS -- 100.0%                         $1,936,054,659
-----------------------------------------------------------
See notes to financial statements.
                                                         23

o THE GUARDIAN PARK AVENUE SMALL CAP FUND
-----------------------------------------------------------
COMMON STOCKS -- 94.3%
-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
     5,100   Gulfstream Aerospace Corp.        $    150,450
-----------------------------------------------------------
APPLIANCE AND FURNITURE -- 2.7%
    10,000   Ethan Allen Interiors, Inc.            570,000
    21,000   Furniture Brands Int'l., Inc.          406,875
                                               ------------
                                                    976,875
-----------------------------------------------------------
AUTOMOTIVE-PARTS -- 0.9%
     6,100   Borg-Warner Automotive, Inc.           329,781
-----------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 2.4%
    11,000   Lone Star Industries, Inc.             498,435
     8,200   Southdown, Inc.                        357,725
                                               ------------
                                                    856,160
-----------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 2.8%
    31,800   AFC Cable Systems, Inc.                858,600
     4,700   Analysts Int'l. Corp.                  157,450
                                               ------------
                                                  1,016,050
-----------------------------------------------------------
CHEMICALS -- 2.6%
     8,000   H.B. Fuller Co.                        440,000
    21,600   McWhorter Technologies, Inc.           515,700
                                               ------------
                                                    955,700
-----------------------------------------------------------
COAL -- 1.2%
    18,100   Zeigler Coal Hldg. Co.                 423,088
-----------------------------------------------------------
COMPUTER SOFTWARE -- 2.9%
     9,200   National Instruments Corp.             324,300
    11,000   Pegasystems, Inc.                      345,125
     5,800   Siebel Systems, Inc.                   187,050
     2,600   Visio Corp.                            183,300
                                               ------------
                                                  1,039,775
-----------------------------------------------------------
COMPUTER SYSTEMS -- 1.2%
     9,000   Stratus Computer, Inc.                 450,000
-----------------------------------------------------------
DRUGS AND  HOSPITALS  -- 2.5%
    16,500   Life  Technologies,  Inc.              457,875
    12,000   Universal Health Services, Inc.        462,000
                                               ------------
                                                    919,875
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
     5,000   Jabil Circuit, Inc.                    419,375
-----------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 6.4%
     4,400   ANADIGICS, Inc.                        136,400
    10,900   Dallas Semiconductor Corp.             427,825
     9,000   Fluke Corp.                            533,250
     3,000   Micrel, Inc.                           153,000
    13,000   Smart Modular Technologies, Inc.       438,750
    10,000   Unitrode Corp.                         503,750
     4,000   Vitesse Semiconductor Corp.            130,750
                                               ------------
                                                  2,323,725
-----------------------------------------------------------
FINANCIAL-BANKS -- 2.6%
    20,000   North Fork Bancorp, Inc.               427,500
     9,500   U.S. Bancorp, Inc.                     517,750
                                               ------------
                                                    945,250
-----------------------------------------------------------
FINANCIAL-THRIFT -- 4.0%
     5,500   Astoria Financial Corp.                261,250
    16,000   CitFed Bancorp, Inc.                   620,000
    10,500   Coast Savings Financial, Inc.          477,094
     3,200   Commercial Federal Corp.               118,800
                                               ------------
                                                  1,477,144
-----------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.8%
     8,800   Earthgrains Co.                        576,950
     7,100   Smithfield Foods, Inc.                 436,650
                                               ------------
                                                  1,013,600
-----------------------------------------------------------
FOOTWEAR -- 0.6%
     7,700   Wolverine World Wide, Inc.             233,888
-----------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.6%
     5,400   Williams-Sonoma, Inc.                  230,850
-----------------------------------------------------------
INSURANCE -- 12.9%
     8,500   W.R. Berkley Corp.                     500,438
    10,000   Enhance Financial Svcs. Group, Inc.    438,750
     9,000   Executive Risk, Inc.                   468,000
    12,000   Financial Sec. Assur. Hldgs. Ltd.      467,250
     9,000   Frontier Insurance Group, Inc.         582,750
    17,000   HCC Insurance Hldgs., Inc.             453,687
     3,800   Markel Corp.                           486,400
    33,400   Penn America Group, Inc.               503,088
    23,000   State Auto Financial Corp.             517,500
     6,800   Vesta Insurance Group, Inc.            294,100
                                               ------------
                                                  4,711,963
-----------------------------------------------------------
LODGING -- 3.1%
    10,000   Bristol Hotel Co.                      385,000
    21,600   Signature Resorts, Inc.                746,550
                                               ------------
                                                  1,131,550
-----------------------------------------------------------
MACHINERY AND EQUIPMENT -- 4.6%
     4,000   AAR Corp.                              129,250
    10,500   Applied Power, Inc.                    542,062
     8,200   Manitowoc, Inc.                        383,350
    18,700   Robbins & Myers, Inc.                  607,750
                                               ------------
                                                  1,662,412
-----------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 3.2%
    13,000   Carson Pirie Scott & Co.               412,750
    15,000   MacFrugals Bargains Closeouts          408,750
    12,500   Shopko Stores, Inc.                    318,750
                                               ------------
                                                  1,140,250
-----------------------------------------------------------
                         See notes to financial statements.
24

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
MERCHANDISING-SPECIAL -- 3.7%
    12,000   The Dress Barn                     $   234,000
     8,800   Lands End, Inc.                        260,700
    12,000   Pier 1 Imports, Inc.                   318,000
    18,000   Stein Mart, Inc.                       540,000
                                               ------------
                                                  1,352,700
-----------------------------------------------------------
METALS -- 0.8%
    9,500  Titanium Metals Corp.                    300,438
-----------------------------------------------------------
OIL AND GAS PRODUCING -- 5.4%
    15,000   Alamco, Inc.                           230,625
    53,000   Basin Exploration, Inc.                410,750
    22,000   Bellwether Exploration Co.             220,688
    11,000   Chieftain Int'l., Inc.                 241,313
   144,000   Petromet Resources Ltd.                333,000
     7,800   St. Mary Land & Exploration Co.        273,975
    60,000   Wainoco Oil Corp.                      255,000
                                               ------------
                                                  1,965,351
-----------------------------------------------------------
OIL AND GAS SERVICES -- 3.6%
     6,500   Dreco Energy Services Ltd.             341,250
    23,000   Halter Marine Group, Inc.              552,000
    13,300   Varco Int'l., Inc.                     428,925
                                               ------------
                                                  1,322,175
-----------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
     8,850   Mosinee Paper Corp.                    216,825
-----------------------------------------------------------
PUBLISHING-NEWS -- 3.2%
    15,000   Bowne & Co., Inc.                      523,125
    16,000   Harte-Hanks Communications             472,000
     5,800   McClatchy Newspapers, Inc.             170,375
                                               ------------
                                                  1,165,500
-----------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 11.0%
    16,000   Ambassador Apartments, Inc.            362,000
    16,000   American Gen. Hospitality Corp.        396,000
    18,000   Arden Realty, Inc.                     468,000
    15,400   Camden Ppty. Trust                     487,025
    14,500   Commercial Net Lease Realty, Inc.      222,031
    28,500   Cornerstone Ppty., Inc.                438,188
    30,000   Innkeepers USA Trust                   450,000
     8,000   JDN Realty Corp.                       250,000
    24,000   Lexington Corp. Ppty., Inc.            336,000
    11,000   National Golf Ppty., Inc.              382,250
     7,500   Charles E. Smith Residential Realty    216,562
                                               ------------
                                                  4,008,056
-----------------------------------------------------------
SEMICONDUCTOR -- 0.1%
     2,500   RF Micro Devices, Inc.                  47,812
-----------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 2.1%
    21,900   Paxar Corp.                            413,363
     6,600   St. John Knits, Inc.                   356,400
                                               ------------
                                                    769,763
-----------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 1.2%
     5,300   Airborne Freight Corp.                 221,937
     7,400   Expeditors Int'l. Wash., Inc.          209,975
                                               ------------
                                                    431,912
-----------------------------------------------------------
TRUCKERS -- 0.5%
     6,400   Swift Transportation, Inc.             188,800
-----------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.6%
    15,000   Aquila Gas Pipeline Corp.              209,063
-----------------------------------------------------------
             TOTAL COMMON STOCKS
              (COST $30,185,844 )                34,386,156
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
-----------------------------------------------------------
 Principal                            Maturity
 Amount                               Date         Value
-----------------------------------------------------------
$1,514,000 State Street Bank & Trust
           repurchase agreement,
           dated 6/30/97, maturity
           value $1,514,246 at 5.85%,
           due 7/1/97 (collateralized
           by $1,535,000 U.S. Treasury
           Notes, 6.00% due 5/31/98)    7/1/97  $ 1,514,000
-----------------------------------------------------------
           TOTAL REPURCHASE AGREEMENT
            (COST $1,514,000)                     1,514,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 98.4%
  (COST $31,699,844)                             35,900,156
CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES -- 1.6%                             576,168
-----------------------------------------------------------
NET ASSETS -- 100.0%                            $36,476,324
-----------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

o THE GUARDIAN ASSET ALLOCATION FUND

-----------------------------------------------------------
COMMON STOCKS -- 55.2%
-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.9%
    20,000   Boeing Co.                        $  1,061,250
     3,200   Gulfstream Aerospace Corp.              94,400
     2,215   Lockheed Martin Corp.                  229,391
     5,000   Precision Castparts Corp.              298,125
     3,900   Rockwell Int'l. Corp.                  230,100
     1,400   TRW, Inc.                               79,537
     2,900   United Technologies Corp.              240,700
                                               ------------
                                                  2,233,503
-----------------------------------------------------------
AIR TRANSPORTATION -- 0.5%
     4,500   AMR Corp., DE                          416,250
     4,000   Continental Airlines, Inc.             139,750
                                               ------------
                                                    556,000
-----------------------------------------------------------
AUTOMOTIVE-REPLACEMENT PARTS -- 0.1%
       750   Autoliv, Inc.                           29,344
     1,600   Goodyear Tire & Rubber Co.             101,300
                                               ------------
                                                    130,644
-----------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
     2,600   Amgen, Inc.                            151,125
-----------------------------------------------------------
BUILDING MATERIALS -- 0.1%
     2,000   Sherwin-Williams Co.                    61,750
-----------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.1%
     2,289   Martin Marietta Materials, Inc.         74,106
-----------------------------------------------------------
CHEMICALS -- 1.5%
    21,600   E.I. Dupont de Nemours, Inc.         1,358,100
     2,200   Morton Int'l., Inc.                     66,413
     3,000   PPG Industries, Inc.                   174,375
     2,000   Rohm & Haas Co.                        180,125
                                               ------------
                                                  1,779,013
-----------------------------------------------------------
COMPUTER SOFTWARE -- 1.4%
     3,200   BMC Software, Inc.                     177,200
     2,700   Cadence Design Systems, Inc.            90,450
     2,000   Compuware Corp.                         95,500
    10,000   Microsoft Corp.                      1,263,750
                                               ------------
                                                  1,626,900
-----------------------------------------------------------
COMPUTER SYSTEMS -- 2.1%
     6,200   Compaq Computer Corp.                  615,350
     1,500   Diebold, Inc.                           58,500
       800   Hewlett Packard Co.                     44,800
     1,500   Honeywell, Inc.                        113,813
    12,500   Lexmark Int'l. Group, Inc.             379,687
     3,000   Pitney Bowes, Inc.                     208,500
     6,000   Quantum Corp.                          121,875
     3,000   SCI Systems, Inc.                      191,250
    13,000   Storage Technology Corp.               578,500
     3,000   Sun Microsystems, Inc.                 111,656
     4,600   Western Digital Corp.                  145,475
                                               ------------
                                                  2,569,406
-----------------------------------------------------------

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
CONGLOMERATES -- 1.9%
     2,900   Allied Signal, Inc.                $   243,600
    12,500   Loews Corp.                          1,251,563
    12,000   Textron, Inc.                          796,500
                                               ------------
                                                  2,291,663
-----------------------------------------------------------
DRUGS AND HOSPITALS -- 8.2%
    12,100   Abbott Laboratories                    807,675
     5,000   Allegiance Corp.                       136,250
    15,000   American Home Products Corp.         1,147,500
     2,600   Becton Dickinson & Co.                 131,625
    24,100   Bristol-Myers Squibb Corp            1,952,100
     3,000   Eli Lilly & Co., Inc.                  327,938
     1,100   Integrated Health Services, Inc.        42,350
    20,000   Johnson & Johnson                    1,287,500
    18,300   Merck & Co., Inc.                    1,894,050
     7,100   Pfizer, Inc.                           848,450
    11,800   Schering-Plough Corp.                  564,925
    12,000   Universal Health Services, Inc.        462,000
     1,300   Warner-Lambert Co.                     161,525
                                               ------------
                                                  9,763,888
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.5%
     7,200   Emerson Electric Co.                   396,450
    40,200   General Electric Co.                 2,628,075
                                               ------------
                                                  3,024,525
-----------------------------------------------------------
  ELECTRONICS AND INSTRUMENTS -- 0.1%
     5,000   Dynatech Corp.                         178,750
-----------------------------------------------------------
  FINANCIAL-BANKS -- 7.6%
     5,930   Banc One Corp.                         282,366
    30,000   BankAmerica Corp.                    1,936,875
     4,900   Bank of Boston Corp.                   353,106
     4,000   Barnett Banks, Inc.                    210,000
    11,404   Chase Manhattan Corp.                1,106,901
    15,000   Citicorp                             1,808,437
     2,500   Comerica, Inc.                         170,000
     3,900   First Bank Systems Corp.               332,962
     8,200   First Chicago NBD Corp.                496,100
     7,100   First Union Corp.                      656,750
     1,700   KeyCorp                                 94,987
     5,200   Mellon Bank Corp.                      234,650
    10,200   Nationsbank Corp.                      657,900
     3,000   Provident Financial Group, Inc.        128,250
     4,500   Star Banc Corp.                        190,125
     4,000   State Street Corp.                     185,000
     1,500   Union BanCal Corp.                     107,813
     2,400   Zions Bancorp                           90,000
                                               ------------
                                                  9,042,222
-----------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
FINANCIAL-OTHER -- 4.9%
     3,000   Countrywide Credit Industries,
              Inc.                              $    93,562
    20,000   A.G. Edwards, Inc.                     855,000
     7,200   Federal Home Loan Mortgage Corp.       247,500
    12,000   Federal National Mortgage Assn.        523,500
     3,000   Franklin Resources, Inc.               217,688
     2,500   Green Tree Financial Corp.              89,063
    40,000   Merrill Lynch & Co., Inc             2,385,000
     2,100   J.P. Morgan & Co., Inc.                219,187
    20,000   Travelers Group, Inc.                1,261,250
                                               ------------
                                                  5,891,750
-----------------------------------------------------------
FINANCIAL-THRIFT -- 0.4%
     5,600   Astoria Financial Corp.                266,000
     1,050   Commercial Federal Corp.                38,981
     2,000   Greenpoint Financial Corp.             133,125
                                               ------------
                                                    438,106
-----------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.4%
     5,100   Anheuser-Busch Cos., Inc.              213,881
     6,000   Campbell Soup Co.                      300,000
    13,200   Coca Cola  Enterprises                 303,600
     2,700   ConAgra, Inc.                          173,138
       400   Earthgrains Co.                         26,225
     3,000   Fortune Brands, Inc.                   111,938
     3,000   Gallaher Group Plc.                     55,312
     2,000   Interstate Bakeries Corp.              118,625
    24,300   Philip Morris Cos., Inc.             1,078,313
     2,200   Ralston-Purina Group                   180,813
     1,700   Unilever NV                            370,600
                                               ------------
                                                  2,932,445
-----------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
     3,100  Procter & Gamble Co.                    437,875
-----------------------------------------------------------
INSURANCE -- 2.1%
     4,700   Allstate Corp.                         343,100
     3,900   Amercian Int'l. Group, Inc.            582,562
     1,000   Chubb Corp.                             66,875
       700   General Re Corp.                       127,400
     2,500   Hartford Financial Svcs. Group, Inc.   206,875
     1,800   Marsh & McLennan Cos., Inc.            128,475
       400   MBIA, Inc.                              45,125
     8,400   MGIC Investment Corp.                  402,675
     1,000   Progressive Corp. of Ohio               87,000
     9,000   SunAmerica, Inc.                       438,750
     2,000  Travelers Ppty. Casualty Corp.           79,750
                                               ------------
                                                  2,508,587
-----------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.8%
     4,200   Caterpillar, Inc.                      450,975
     2,600   Deere and Co.                          142,675
       600   Eaton Corp.                             52,387
     7,000   Illinois Tool Works, Inc.              349,562
                                               ------------
                                                    995,599
-----------------------------------------------------------

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.1%
     2,400   Dayton Hudson Corp.              $     127,650
-----------------------------------------------------------
MERCHANDISING-DRUGS -- 0.9%
    20,000   Walgreen Co.                         1,072,500
-----------------------------------------------------------
MERCHANDISING-FOOD -- 0.5%
     3,700   Richfood Hldgs., Inc.                   96,200
     9,637   Safeway, Inc.                          444,507
                                               ------------
                                                    540,707
-----------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.1%
     2,652   CVS Corp.                              135,915
-----------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.6%
     2,700   Cognizant Corp.                        109,350
     3,000   Equifax, Inc.                          111,563
     1,000   Interpublic Group Cos., Inc.            61,313
     7,000   Omnicom Group                          431,375
                                               ------------
                                                    713,601
-----------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.2%
    12,000   ENSERCH Corp.                          267,000
-----------------------------------------------------------
OIL AND GAS PRODUCING -- 2.1%
     9,000   Apache Corp.                           292,500
     4,000   Barrett Resources Corp.                119,750
     7,000   Tom Brown, Inc.                        148,750
     8,000   Chieftain Int'l., Inc.                 175,500
    10,000   Devon Energy Corp.                     367,500
     2,200   Diamond Offshore Drilling, Inc.        171,875
    45,600   Enserch Exploration, Inc.              498,750
    50,000   Ranger Oil Ltd.                        465,625
    14,696   Seagull Energy Corp.                   257,180
                                               ------------
                                                  2,497,430
-----------------------------------------------------------
OIL AND GAS SERVICES -- 2.2%
     6,000   ENSCO Int'l., Inc.                     316,500
     2,700   Halliburton Co.                        213,975
     8,500   Input/Output, Inc.                     154,062
    40,000   Nabors Industries, Inc.              1,000,000
    15,000   Noble Drilling Corp.                   338,437
     4,800   Schlumberger Ltd.                      600,000
                                               ------------
                                                  2,622,974
-----------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 1.0%
     5,000   Amoco Corp.                            434,688
     3,600   Atlantic Richfield Co.                 253,800
     5,000   Murphy Oil Corp.                       243,750
    16,700   Tesoro Petroleum, Inc.                 247,369
                                               ------------
                                                  1,179,607
-----------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.8%
     7,500   Chevron Corp.                          554,531
    28,400   Exxon Corp.                          1,746,600
    14,000   Mobil Corp.                            978,250
    22,800   Royal Dutch Petroleum Co.            1,239,750
                                               ------------
                                                  4,519,131
-----------------------------------------------------------

--------------------------------------------------------------------------------
  See notes to financial statements.
                                                                              27

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.9%
     1,428   Deltic Timber Corp.               $     41,858
    25,000   Rayonier, Inc.                       1,051,563
                                               ------------
                                                  1,093,421
-----------------------------------------------------------
PHOTOGRAPHY -- 0.3%
     4,000   Eastman Kodak Co.                      307,000
-----------------------------------------------------------
PUBLISHING-NEWS -- 0.1%
     1,700   Gannett Co., Inc.                      167,875
-----------------------------------------------------------
RAILROADS -- 0.4%
     2,576   Burlington Northern Santa Fe           231,518
     2,100   Norfolk Southern Corp.                 211,575
                                               ------------
                                                    443,093
-----------------------------------------------------------
SEMICONDUCTOR -- 1.7%
     3,000   Adaptec, Inc.                          104,250
     2,300   Altera Corp.                           116,150
    12,400   Intel Corp.                          1,758,475
                                               ------------
                                                  1,978,875
-----------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.2%
     2,100   Russell Corp.                           62,212
     2,000   V.F. Corp.                             169,500
                                               ------------
                                                    231,712
-----------------------------------------------------------
UTILITIES-COMMUNICATIONS -- 1.0%
     5,700   Ameritech Corp.                        387,244
    10,200   Bellsouth Corp.                        473,025
     6,100   SBC Communications, Inc.               377,422
                                               ------------
                                                  1,237,691
-----------------------------------------------------------
             TOTAL COMMON STOCKS
              (COST $44,769,768)                 65,824,039
-----------------------------------------------------------

-----------------------------------------------------------
MUTUAL FUNDS -- 15.6%
-----------------------------------------------------------
   Shares                                          Value
-----------------------------------------------------------
EQUITY -- 5.9%
    159,130  The Guardian Park Avenue
               Fund, Cl. A                     $  7,011,856
FIXED INCOME -- 9.7%
  1,194,901  The Guardian Investment
               Quality Bond Fund                 11,593,003
                                               ------------
             TOTAL MUTUAL FUNDS
               (COST $18,383,004)                18,604,859
-----------------------------------------------------------

-----------------------------------------------------------
CORPORATE BONDS -- 2.5%
-----------------------------------------------------------
  Principal
    Amount                                         Value
-----------------------------------------------------------
 $2,500,000  Assoc. Corp. of North America
               8.125%  due 1/15/98            $   2,527,975
    500,000  McDermott Int'l., Inc.
               6.57% due 4/20/98                    499,485
-----------------------------------------------------------
             TOTAL CORPORATE BONDS
              (COST $3,028,891)                   3,027,460
-----------------------------------------------------------

-----------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 4.1%
-----------------------------------------------------------
  Principal
    Amount                                         Value
-----------------------------------------------------------
$ 5,000,000  U.S. Treasury Bills, 5.07%
               due 12/11/97
             (COST $4,874,164)                 $  4,883,650
-----------------------------------------------------------

-----------------------------------------------------------
OPTIONS -- 0.4%
-----------------------------------------------------------
  Number of
  Contracts                                        Value
-----------------------------------------------------------
        150  U.S. Treasury Note Futures
             Expires November, 1997
             Exercise price $107               $    241,406
        100  U.S. Treasury Bond Futures
             Expires November, 1997
             Exercise price $110                    257,813
-----------------------------------------------------------
             TOTAL OPTIONS
              (COST $350,174)                       499,219
-----------------------------------------------------------

-----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.5%
-----------------------------------------------------------
  Principal
    Amount                                        Value
-----------------------------------------------------------
COMMERCIAL PAPER -- 10.5%
$ 5,000,000  Caisse Nationale de Credit Agr.
              5.78% due 12/5/97                $  5,001,079
  5,000,000  Norinchukin Bank NY Branch
              5.71% due 8/18/97                   5,000,066
  2,575,000  Pacific Dunlop Hldgs., Inc.
              5.62% due 12/5/97                   2,511,888
-----------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $12,513,033)                 12,513,033
-----------------------------------------------------------

-----------------------------------------------------------
REPURCHASE AGREEMENT -- 11.7
-----------------------------------------------------------
  Principal                            Maturity
   Amount                                Date     Value
-----------------------------------------------------------
$13,985,000  State Street Bank & Trust
             repurchase agreement,
             dated 6/30/97, maturity
             value $13,987,272 at 5.85%,
             due 7/1/97 (collateralized by
             14,170,000 U.S. Treasury
             Notes, 6.00% due 5/31/98)
                                       7/1/97  $ 13,985,000
-----------------------------------------------------------
           TOTAL REPURCHASE AGREEMENT
            (COST $13,985,000)                   13,985,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%                     119,337,260
 (COST $97,904,034)
PAYABLES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.0%)                         (16,595)
-----------------------------------------------------------
NET ASSETS -- 100.0%                           $119,320,665
-----------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

 o The Guardian Baillie Gifford International Fund

-----------------------------------------------------------
  COMMON STOCKS -- 95.0%
-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
ARGENTINA -- 1.0%
 ELECTRIC UTILITIES -- 0.1%
      3,800  Capex S.A.                        $     71,250
  OIL AND GAS -- 0.5%
     42,267  Perez Companc S.A.                     339,457
 TELEPHONE -- 0.4%
      8,800  Telefonica De Argentina S.A.           304,700
                                               ------------
                                                    715,407
-----------------------------------------------------------
AUSTRALIA -- 3.6%
 BANK -- 0.9%
     86,000  Australia & NZ Bank Group              643,446
 BEVERAGE -- 0.4%
    178,400  Fosters Brewing Group                  331,671
 BUSINESS SERVICES -- 0.6%
     22,400  Brambles Industries Ltd.               443,382
 METALS AND MINING -- 0.4%
     42,106  WMC Ltd.                               265,710
 PETROLEUM SERVICES -- 0.7%
      4,627  Broken Hill Proprietary                 68,129
     52,700  Woodside Petroleum                     454,039
 REAL ESTATE -- 0.6%
     19,450  Lend Lease Corp.                       411,581
                                               ------------
                                                  2,617,958
-----------------------------------------------------------
BRAZIL -- 2.1%
 FOOD, BEVERAGE AND TOBACCO -- 0.3%
     14,300  Companhia Cerveja Ria Brahma           218,969
 OIL-INTEGRATED -- 0.4%
      9,600  Petroleo Brasileiro S.A.               278,400
 RETAIL-FOOD -- 0.3%
      8,800  Companhia Brasileira De Distribution   211,200
 TELECOMMUNICATIONS -- 1.1%
      5,200  Telecomunicacoes Brasileiras           789,100
                                               ------------
                                                  1,497,669
-----------------------------------------------------------
CHILE -- 0.6%
 ELECTRIC UTILITIES -- 0.6%
     12,200  Enersis S.A.                           433,863
-----------------------------------------------------------
CZECH REPUBLIC -- 0.2%
 BANK -- 0.2%
      6,062  Komercni Banka S.A.                    125,787
-----------------------------------------------------------
FRANCE -- 4.1%
 BROADCASTING -- 0.6%
      2,330  Canal Plus                             453,574
-----------------------------------------------------------

-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
 CONSUMER GOODS -- 0.4%
      1,730  BIC                              $     282,902
 ELECTRONICS-SEMICONDUCTOR -- 0.9%
      8,000  SGS Thomson Microelectronics NV        631,647
 OIL-INTEGRATED -- 0.9%
      6,200  Elf Aquitaine                          668,879
 RETAIL TRADE -- 1.3%
      1,790  Comptoirs Modernes                     944,237
                                               ------------
                                                  2,981,239
-----------------------------------------------------------
GERMANY -- 10.4%
 AUTOMOBILE -- 1.9%
      1,810  Volkswagen AG                        1,387,518
 BANK -- 0.8%
     20,350  Bayerische Hypo/Wech Bank              608,481
 CHEMICALS -- 2.5%
     24,600  BASF AG                                909,048
     18,960  Hoechst AG                             804,232
 DRUGS AND HEALTH CARE -- 0.3%
      3,270  GEHE AG                                223,112
 FOOTWEAR -- 1.5%
     10,050  Adidas AG                            1,112,121
 INDUSTRIAL MACHINERY -- 1.7%
      2,700  Mannesmann AG                        1,202,855
 SOFTWARE -- 0.7%
      2,620  SAP AG                                 525,773
 TELECOMMUNICATIONS -- 1.0%
     30,240  Deutsche Telekom                       728,215
                                               ------------
                                                  7,501,355
-----------------------------------------------------------
HONG KONG -- 5.2%
 BANK -- 0.8%
     42,000  Hang Seng Bank                         599,047
 CONGLOMERATES -- 1.7%
     78,000  CITIC Pacific Ltd.                     487,292
     84,000  Hutchison Whampoa                      726,447
 REAL ESTATE -- 2.7%
    116,000  Henderson Land Development           1,029,391
    134,122  Hong Kong Land Hldgs.                  356,765
    101,000  New World Development Co.              602,300
                                               ------------
                                                  3,801,242
-----------------------------------------------------------
HUNGARY -- 0.8%
 FOOD AND BEVERAGE -- 0.3%
      3,041  Pick Szeged RT                         233,804
 PHARMACEUTICALS -- 0.5%
      4,100  Richter Gedeon VEG                     377,503
                                               ------------
                                                    611,307
-----------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.
                                                                              29

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
IRELAND -- 1.2%
 BANK -- 0.6%
     52,200  Allied Irish Bank                  $   400,923
 CONSTRUCTION MATERIALS -- 0.6%
     41,850  CRH                                    438,430
                                               ------------
                                                    839,353
-----------------------------------------------------------
ITALY -- 5.5%
 OIL-INTEGRATED -- 1.2%
    156,000  Eni Spa                                883,459
 TELEPHONE -- 2.8%
     306,000  Telecom Italia                        982,148
    322,000  Telecom Italia MOB                   1,042,028
 TEXTILE-APPAREL AND PRODUCTION -- 1.5%
     16,900  Gucci Group NV                       1,102,043
                                               ------------
                                                  4,009,678
-----------------------------------------------------------
JAPAN -- 25.3%
 AUTOMOBILE -- 1.3%
     31,000  Honda Motor Co.                        933,083
 BUSINESS SERVICES -- 0.7%
      7,000  Secom Co.                              513,610
 CHEMICALS -- 1.0%
     27,000  Shin Etsu Chemical Co.                 716,105
 COMPUTER SYSTEMS -- 1.4%
         26  NTT Data Communication Systems       1,004,886
 DRUGS AND HEALTH CARE -- 1.3%
     19,000  Sankyo Co.                             638,196
     14,000  Santen Pharmaceutical Co.              282,150
 ELECTRICAL EQUIPMENT -- 1.2%
     42,000  Omron Corp.                            890,421
   ELECTRONICS -- 5.9%
     55,000  Canon, Inc.                          1,497,121
     15,000  Rohm Co.                             1,544,233
     14,500  Sony Corp.                           1,263,785
 FINANCIAL SERVICES -- 2.8%
     32,200  Credit Saison Co.                      786,599
     12,600  Promise Co.                            721,131
      1,700  Shohkoh Fund & Co.                     514,657
 INDUSTRIAL MACHINERY -- 1.1%
      9,400  SMC Corp.                              793,858
 LEISURE PRODUCTS -- 0.4%
      1,900  Toho Co.                               313,296
 PHOTOGRAPHY -- 1.1%
     20,000  Fuji Photo Film Co.                    804,397
   REAL ESTATE -- 1.4%
     70,000  Mitsubishi Estate                    1,013,785
 RETAIL TRADE -- 2.0%
     27,000  Jusco Co.                              911,621
     55,000  Mitsui & Co.                           527,831
 TELECOMMUNICATIONS -- 2.5%
        114  DDI Corp.                              841,424
-----------------------------------------------------------

-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
     28,000  Matsushita Communications          $   945,385
 TIRES AND RUBBER -- 1.2%
     38,000  Bridgestone Corp.                      881,871
                                               ------------
                                                 18,339,445
-----------------------------------------------------------
MEXICO -- 1.1%
 CONGLOMERATE -- 0.3%
     28,100  Alfa S.A.                              191,635
 FOOD, BEVERAGE AND TOBACCO -- 0.3%
      7,600  Pan American Beverages, Inc.           249,850
 TELECOMMUNICATIONS -- 0.5%
      7,600  Telefonos de Mexico S.A.               362,900
                                               ------------
                                                    804,385
-----------------------------------------------------------
NETHERLANDS -- 4.7%
 BANK -- 1.6%
     60,200  ABN Amro Hldgs. NV                   1,122,482
 BROADCASTING AND PUBLISHING -- 2.0%
     35,000  Ver Ned Uitgevers                      773,855
      5,770  Wolters Kluwer NV                      702,547
 SEMICONDUCTOR-EQUIPMENT -- 1.1%
     13,700  ASM Lithography Hldgs.                 792,170
                                               ------------
                                                  3,391,054
-----------------------------------------------------------
NEW ZEALAND -- 0.7%
 TELECOMMUNICATIONS -- 0.7%
     97,000  Telecom Corp. of New Zealand           494,154
-----------------------------------------------------------
POLAND -- 0.3%
 ELECTRICAL EQUIPMENT -- 0.3%
     24,000  Elektrim                               208,854
-----------------------------------------------------------
SINGAPORE -- 1.0%
 BANK -- 0.5%
     33,140  Overseas Chinese Bank                  343,059
 PUBLISHING -- 0.5%
     20,200  Singapore Press Hldgs.                 406,911
                                               ------------
                                                    749,970
-----------------------------------------------------------
SPAIN -- 2.0%
 BANK -- 2.0%
     47,100  Banco Santander S.A.                 1,451,198
-----------------------------------------------------------
SWEDEN -- 4.5%
 BUSINESS SERVICES -- 0.9%
     23,000  Securitas AB                           648,180
 CONGLOMERATE -- 1.2%
      9,500  Incentive AB                           868,270
 CONSTRUCTION AND MINING EQUIPMENT -- 1.0%
     29,050  Atlas Copco AB                         758,594
 TELECOMMUNICATIONS -- 1.4%
     25,550  LM Ericsson                          1,005,749
                                               ------------
                                                  3,280,793
-----------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
SWITZERLAND -- 7.4%
 BUSINESS SERVICES -- 1.0%
      1,840  Adecco S.A.                       $    705,754
        625  Danzas Hldgs. AG                         9,418
 INDUSTRIAL MACHINERY -- 0.4%
        175  Bobst AG                               297,260
 INSURANCE -- 1.0%
        820  Winterthur                             722,274
 PHARMACEUTICALS -- 5.0%
      2,270  Novartis AG                          3,628,890
                                               ------------
                                                  5,363,596
-----------------------------------------------------------
UNITED KINGDOM -- 13.3%
 BANK -- 2.1%
     38,000  Abbey National                         518,908
     49,000  National Westminster Bank Co. PLC      658,918
     25,500  HSBC Hldgs.                            768,940
 CAPITAL GOODS-TECHNOLOGY -- 0.1%
    9,000  Sage Group                                98,170
 CHEMICALS -- 0.1%
   31,000  Albright & Wilson                         82,599
 CONGLOMERATES -- 0.6%
    1,051  BTR PLC (wts.)                                35
   77,000  Williams Hldgs.                          416,742
 DISTRIBUTOR -- 0.1%
   29,000  Litho Supplies                           100,209
 DRUGS AND HEALTHCARE -- 1.8%
   43,000  Glaxo Wellcome                           889,729
   11,500  Zeneca Group                             380,338
 ELECTRONICS -- 0.7%
   20,000  Electrocomponents                        148,878
   28,000  Premier Farnell                          217,755
   40,000  Rotork                                   174,524
 ENGINEERING -- 0.5%
   19,000  Siebe                                    322,103
    5,800  Vosper Thorncroft                         73,503
 FINANCIAL SERVICES -- 0.2%
   15,000  3i Group                                 124,148
 FOOD, BEVERAGE AND TOBACCO -- 1.4%
   30,000  Devro Int'l.                             169,361
   20,000  Highland Distilleries                    109,577
   71,800  Imperial Tobacco                         461,535
   23,000  Whitbread                                290,903
 INSURANCE -- 1.4%
   10,000  Britannic Assurance                      134,889
   44,000  Prudential Corp.                         430,055
 LEISURE PRODUCTS -- 0.5%
   27,000  Granada Group                            355,209
 NEWSPAPERS -- 0.4%
   40,000  Mirror Group PLC                         125,231
   21,000  Southnews PLC                            136,388
-----------------------------------------------------------

-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
 OIL-INTERNATIONAL -- 0.8%
   45,000  British Petroleum                    $   559,791
 RETAIL TRADE -- 0.6%
   50,600  Dixons Group                             398,570
 SUPPORT SERVICES -- 0.1%
   18,000  Dawson Hldgs.                             55,455
 TELECOMMUNICATIONS -- 1.1%
   66,373  Cable & Wireless Co.                     350,383
   95,000  Vodafone Group                           463,537
 TRANSPORTATION -- 0.8%
   18,000  Associated British Ports                  76,887
   36,000  BAA PLC                                  331,828
   55,000  Firstbus                                 192,342
                                               ------------
                                                  9,617,440
-----------------------------------------------------------
           TOTAL COMMON STOCKS
            (COST $49,999,539)                   68,835,747
-----------------------------------------------------------

-----------------------------------------------------------
  PREFERRED STOCK -- 0.1%
-----------------------------------------------------------
     Shares                                       Value
-----------------------------------------------------------
    2,000  Companhia Energetica De Minas+
            (COST $54,806)                      $   103,000
-----------------------------------------------------------

-----------------------------------------------------------
  CORPORATE BOND -- 0.6%
-----------------------------------------------------------
  Principal
    Amount                                        Value
-----------------------------------------------------------
 $400,000  MBL Int'l. Finance
           Exch. Guaranteed Notes, 3.00%
           due 11/30/02
            (COST $400,000)                     $   438,500
-----------------------------------------------------------

-----------------------------------------------------------
  REPURCHASE AGREEMENT -- 3.6
-----------------------------------------------------------
  Principal                            Maturity
   Amount                                Date     Value
-----------------------------------------------------------
$2,569,000  State Street Bank & Trust
            repurchase agreement,
            dated 6/30/97, maturity
            value $2,569,357 at 5.00%
            due 7/1/97 (collateralized
            by $2,625,000 U.S. Treasury
            Notes, 5.875% due 1/31/99)  7/1/97  $ 2,569,000
-----------------------------------------------------------
            TOTAL REPURCHASE AGREEMENT
             (COST $2,569,000)                    2,569,000
-----------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
 (COST $53,023,345)                              71,946,247
CASH, RECEIVABLES AND OTHER ASSETS
 LESS PAYABLES -- 0.7%                              510,560
-----------------------------------------------------------
NET ASSETS -- 100.0%                            $72,456,807
-----------------------------------------------------------

+ Rule 144A restricted security.

-------------------------------------------------------------------------------
See notes to financial statements.
                                                                              31

o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

-----------------------------------------------------------------------
COMMON STOCKS -- 89.6%
-----------------------------------------------------------------------
   Shares                                                        Value
-----------------------------------------------------------------------
ARGENTINA -- 6.5%
 BANK -- 0.9%
           6,200    Banco Ganadero S.A.                     $   223,200
 BUILDING CONSTRUCTION -- 0.4%
          21,200    Dycasa Dragados S.A.                         93,294
 GAS TRANSPORT -- 0.7%
          14,430    Transportadora De Gas Del Sur               180,375
 OIL AND GAS -- 1.4%
          42,267    Perez Companc S.A.                          339,457
 REAL ESTATE -- 1.0%
           5,400    IRSA Inversiones Y Represente               236,250
 RETAIL FOOD -- 0.7%
           2,400    Disco S.A.                                   95,100
           5,860    Imp. y Exp. Patagonia                        86,155
 TELECOMMUNICATIONS -- 1.1%
           5,000    Telecom Argentina                           173,125
           1,630    Telecom Argentina ADR                        85,575
 UTILITY-ELECTRIC -- 0.3%
           3,660    Capex S.A.                                   68,625
                                                            -----------
                                                              1,581,156
-----------------------------------------------------------------------
BRAZIL -- 16.0%
 FOOD, BEVERAGE AND TOBACCO -- 0.7%
          11,240    Comp. Cerv. Ria Brahma ADR+                 172,113
 INDUSTRIAL MACHINERY -- 1.0%
          18,400    Elevadores Atlas                            239,710
 METALS-STEEL -- 0.9%
           2,700    Comp. Energetica De Minas ADR               139,050
           7,000    Usinas Sid. De Minas ADR+                    77,000
 PETROLEUM SERVICES -- 2.3%
          19,300    Petroleo Brasileiro S.A.                    559,700
 REAL ESTATE -- 0.4%
           4,100    Brazil Realty S.A.                          101,686
 RETAIL-FOOD -- 1.1%
           4,600    Bomp. S.A. Supermercados                    111,780
           6,800    Comp. Brasileira De Dist. GDR               163,200
 TELECOMMUNICATIONS -- 6.0%
       5,100,000    Telecom. Brasileiras S.A.                   691,654
           3,200    Telecom. Brasileiras S.A. ADR               485,600
       1,000,000    Telesp Tel Sao Paolo                        294,924
          18,302    Telesp Tel Sao Paolo (rts.)                     136
 TEXTILE-APPAREL & PRODUCTION -- 0.9%
          31,500    Confeccoes Guararapes S.A.                  228,229
 TOBACCO -- 1.1%
          25,600    Souza Cruz (Cia)                            269,899
 UTILITIES-ELECTRIC -- 1.6%
     263,600,000    CIA de Elect. de Rio de Janeiro             190,988
          80,000    Light Particapacoes                         191,277
                                                            -----------
                                                              3,916,946
-----------------------------------------------------------------------
CHILE -- 3.2%
 MINING -- 0.8%
           25,740    Antofagasta Hldgs.                         197,178
 MUTUAL FUND -- 1.0%
            5,000    Genesis Chile Fund                         251,250
 TELECOMMUNICATIONS -- 0.4%
            2,540    CIA De Telecommunicaciones                  83,820
 UTILITIES-ELECTRIC -- 1.0%
            4,000    Empresa Nacional De Elec.                   90,250
            4,660    Enersis S.A.                               165,722
                                                            -----------
                                                                788,220
-----------------------------------------------------------------------
CZECH REPUBLIC -- 2.3%
 BANK -- 0.6%
         7,200    Komercni Banka                                149,400
 FOOD AND BEVERAGES -- 1.0%
         1,155    Plzensky Prazdroj                             109,903
        17,700    Prazske Pivorary                              120,107
 TELECOMMUNICATIONS -- 0.7%
         1,650    SPT Telecom AS                                173,036
                                                            -----------
                                                                552,446
-----------------------------------------------------------------------
HONG KONG -- 21.7%
 AIR TRANSPORTATION -- 1.4%
       606,000    China Travel Int'l., Inc.                     351,994
 BANK -- 1.3%
        10,800    HSBC Hldgs.                                   324,810
 CONGLOMERATES -- 3.1%
        46,000    CITIC Pacific Ltd.                            287,378
        54,000    Hutchinson Whampoa                            467,001
 FINANCIAL SERVICES -- 2.6%
        96,000    China Resources EN                            470,874
        29,000    Guoco Group                                   152,724
 LODGING -- 0.7%
       133,000    Mandarin Oriental                             172,900
 MUTUAL FUND -- 4.2%
        89,000    ROC Taiwan Fund                             1,040,188
 REAL ESTATE -- 7.7%
       736,000    China Overseas Land                           593,755
        36,000    Henderson Land Development                    319,466
        51,000    Hong Kong Land Hldg.                          135,660
       976,000    Hon Kwok Land Investment Ltd.                 321,247
        88,000    New World Development Co.                     524,776
 UTILITY-ELECTRIC -- 0.7%
       354,000    Beijing Datang Pow                            163,354
                                                            -----------
                                                              5,326,127
-----------------------------------------------------------------------
HUNGARY -- 5.1%
 BUILDING CONSTRUCTION AND MATERIAL -- 0.5%
         3,540    Zalakeramia                                   137,030
 CONSUMER GOODS -- 0.8%
         4,040    Graboplast Textile                            189,818
 FOOD AND BEVERAGE -- 1.1%
         3,455    Pick Szeged RT                                265,634
 LODGING -- 0.8%
         6,830    Danubius Hotel                                201,842
-----------------------------------------------------------------------
+ Rule 144A restricted security.

-----------------------------------------------------------------------
                                     See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

-----------------------------------------------------------------------
      Shares                                                     Value
-----------------------------------------------------------------------
 PHARMACEUTICAL -- 1.0%
         2,650    Richter Gedeon VEG                       $    243,997
 PLASTIC -- 0.9%
         4,200    Pannonplast                                   210,790
                                                           ------------
                                                              1,249,111
-----------------------------------------------------------------------
INDIA -- 2.4%
 BANK -- 0.6%
         5,000    State Bank India                              132,500
 MUTUAL FUND -- 0.9%
        22,000    India Opportunity Fund                        217,360
 TELECOMMUNICATIONS -- 0.9%
        11,000    Videsh Sanchar Nigam Ltd.                     228,250
                                                           ------------
                                                                578,110
-----------------------------------------------------------------------
INDONESIA -- 3.4%
 BANKS -- 0.7%
       113,000    Bank Bira                                     166,108
 FOOD AND BEVERAGE -- 2.7%
       192,000    Davomas Abadi                                 236,842
       148,000    Daya Guna Samudera                            266,242
        96,000    Fiskar Agung Perkasa                          154,934
                                                           ------------
                                                                824,126
-----------------------------------------------------------------------
MALAYSIA -- 3.0%
 BUILDING CONSTRUCTION -- 1.1%
       130,000    IJM Corp. Berhad                              272,979
 FINANCIAL SERVICES -- 0.6%
        68,000    Affin Hldgs. Berhad                           161,649
 FOOD, BEVERAGE AND TOBACO -- 0.3%
        32,000    RJ Reynolds Berhad                             79,873
 PUBLISHING-NEWS -- 1.0%
        38,000    New Straits Times                             222,821
                                                           ------------
                                                                737,322
-----------------------------------------------------------------------
MEXICO -- 6.8%
 CONGLOMERATE -- 1.0%
        35,380    Alfa S.A.                                     241,283
 FINANCIAL SERVICES -- 1.0%
       111,100    Grupo Financiero Banorte                      115,469
        31,900    Grupo Financiero Inbursa S.A.                 135,668
 FOOD, BEVERAGE AND TOBACCO -- 1.9%
        26,200    Grupo Carso S.A. De CV                        182,963
        33,750    Grupo Continental                              92,576
         5,570    Pan American Beverages, Inc.                  183,114
 LEISURE TIME -- 0.4%
        21,150    Corp. Interamericana Entretenimiento           90,481
 RETAIL TRADE -- 0.7%
        72,000    Organiz. Soriana                              180,646
 TELECOMMUNICATIONS -- 1.8%
         9,200    Telefonos De Mexico S.A.                      439,300
                                                           ------------
                                                              1,661,500
-----------------------------------------------------------------------
PAKISTAN -- 4.1%
 BANK -- 1.0%
       350,000    Faysal Bank                                   232,499
 CHEMICAL -- 1.4%
       178,000    Fauji Fertilizer                              350,103
 UTILITY-ELECTRIC -- 1.7%
        17,000    Hub Power Co. GDR                             416,500
                                                           ------------
                                                                999,102
-----------------------------------------------------------------------
PANAMA -- 0.4%
  BANK -- 0.4%
         2,420    Banco Latino Americano De Exp.                104,363
PERU -- 1.8%
 BUILDING MATERIAL -- 0.4%
         5,010    Cementos Lima                                 100,861
 FOOD AND BEVERAGES -- 0.8%
        50,000    Cerv. Backus Johnston & Co.                    52,026
        10,024    Minera Milpo                                  151,163
 TELECOMMUNICATIONS -- 0.6%
         5,000    Telefonica Del Peru                           130,938
                                                           ------------
                                                                434,988
-----------------------------------------------------------------------
PHILIPPINES -- 1.4%
 BUSINESS SERVICES -- 0.8%
       400,000    Int'l. Container Terminal Svcs.               204,732
 HOMEBUILDER -- 0.3%
       210,000    C & P Homes, Inc.                              78,822
 REAL ESTATE -- 0.3%
       574,000    MRC Allied Industries                          66,375
                                                           ------------
                                                                349,929
-----------------------------------------------------------------------
POLAND -- 2.0%
 BANKS -- 1.2%
        13,000    Bank Handlowy Warsaw                          138,354
         6,900    Bank Roswoju Eksport                          144,865
 ELECTRICAL EQUIPMENT -- 0.8%
        23,000    Elektrim                                      200,152
                                                           ------------
                                                                483,371
-----------------------------------------------------------------------
PORTUGAL -- 0.6%
 TELECOMMUNICATIONS -- 0.6%
         1,890    Telecel-Comunicacoes Pessoais S.A.            156,775
-----------------------------------------------------------------------






SINGAPORE -- 1.3%
 CONSTRUCTION -- 0.7%
        48,000    Clipsal Industries                            169,920
 ELECTRONICS -- 0.6%
        46,000    Venture Manufacturing                         149,931
                                                           ------------
                                                                319,851
-----------------------------------------------------------------------
SOUTH AFRICA -- 3.6%
 BANK -- 0.8%
        23,000    First National Bank                           197,708
 CONGLOMERATE -- 0.6%
        24,000    C.G. Smith                                    133,833
 INDUSTRIAL MACHINERY -- 0.6%
        13,000    Barlow Ltd.                                   141,404
 MINING -- 1.1%
         4,000    De Beers Centenary                            147,675
        28,000    Gencor                                        128,984
 OIL-DOMESTIC -- 0.5%
        10,000    Sasol                                         131,144
                                                           ------------
                                                                880,748
-----------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

------------------------------------------------------------------------
        Shares                                                    Value
------------------------------------------------------------------------
TAIWAN -- 3.6%
  BUILDING CONSTRUCTION -- 0.9%
         125,000    Cathay Construction                      $   215,827
  COMPUTERS AND BUSINESS EQUIPMENT -- 0.9%
          20,000    Asustek Computer, Inc. GDR                   226,500
  ELECTRONICS -- 1.8%
          63,000    Advanced Semiconductor Eng'g., Inc.          239,083
          75,000    D-Link Corp.                                 210,432
                                                             -----------
                                                                 891,842
------------------------------------------------------------------------
VENEZUELA -- 0.4%
  OIL AND GAS -- 0.4%
            7,240    Benton Oil & Gas Co.                        108,600
------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                      (COST $19,878,912)                      21,944,633
------------------------------------------------------------------------
PREFERRED STOCKS-- 5.2%
------------------------------------------------------------------------
          Shares                                                  Value
------------------------------------------------------------------------
       13,000,000    Banco Bradesco S.A.                     $   131,020
          600,000    Banco Itau S.A.                             336,074
        5,200,000    CIA Lorenz                                  198,808
          120,000    Companhia Cerveja Ria Brahma                 91,403
          490,000    Coteminas CIA Tec                           191,166
          490,000    Encorpar                                        184
        3,500,000    Ericsson Telecom S.A.                       208,072
        1,300,000    Lojas Renner S.A.                            66,657
          250,000    Petrol Brasileiros                           69,438
------------------------------------------------------------------------
                     TOTAL PREFERRED STOCKS
                      (COST $1,225,572)                        1,292,822
------------------------------------------------------------------------
CORPORATE BOND-- 1.1%
------------------------------------------------------------------------
      Principal
       Amount                                                    Value
------------------------------------------------------------------------
     $ 260,000    Metro Pacific Capital,
                  2.50% due 4/11/03
                   (COST $297,362)                           $   274,300
------------------------------------------------------------------------
REPURCHASE AGREEMENT-- 4.1%
------------------------------------------------------------------------
      Principal                                 Maturity
       Amount                                     Date         Value
------------------------------------------------------------------------
     $ 995,000    State Street Bank & Trust
                  repurchase agreement,
                  dated 6/30/97, maturity
                  value $995,138 at 5.00%
                  due 7/1/97 (collateralized
                  by $1,020,000 U.S.
                  Treasury Notes, 5.875%
                  due 1/31/99)                     7/1/97    $   995,000
------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENT
                   (COST $995,000)                               995,000
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
 (COST $22,396,846)                                           24,506,755

CASH, RECEIVABLES AND OTHER ASSETS
 LESS PAYABLES -- 0.0%                                             1,069
------------------------------------------------------------------------
NET ASSETS -- 100.0%                                         $24,507,824
------------------------------------------------------------------------

GLOSSARY OF TERMS:
 ADR -- American Depository Receipt.
 GDR -- Global Depository Receipt.





------------------------------------------------------------------------
                                      See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND

-------------------------------------------------------------------------------
ASSET BACKED -- 16.6%
-------------------------------------------------------------------------------
 Principal
   Amount                                                        Value
--------------------------------------------------------------------------------
    $  500,000    Amresco 1997-1 M1F
                   7.42% due 3/25/27                        $   502,400
       500,000    Contimortgage 1997-2 A8
                   7.62% due 4/15/28                            504,850
       500,000    Contimortgage 1997-2 A7
                   7.34% due 3/15/23                            503,650
     1,000,000    Contimortgage 1996-2 A4
                   6.85% due 4/15/11                          1,004,680
       750,000    Deutsche Financial 1997-I A2
                   6.55% due 9/15/27                            747,525
       750,000    Equi Credit 1996-1 A4
                   6.56% due 3/15/23                            736,425
     1,100,000    Equi Credit 1997-2 A5
                   6.54% due 4/15/11                          1,098,130
       500,000    Firstplus 1997-1 A4
                   6.60% due 7/10/10                            497,200
     2,000,000    Green Tree 1996-10 A5
                   6.83% due 11/15/28                         1,992,600
     1,420,972    Green Tree 1996-2 A1
                   6.10% due 4/15/27                          1,076,291
     1,500,000    Green Tree 1996-1 A2
                   5.85% due 3/15/27                          1,465,305
       750,000    Green Tree Recreational 1997-B A1
                   6.55% due 7/15/28                            748,350
       490,000    The Money Store 1997-A A7
                   7.41% due 11/15/24                           494,743
     2,000,000    The Money Store 1996-C A11
                   6.96% due 8/15/10                          2,012,600
       500,000    The Money Store 1995-C A9
                   6.375% due 9/15/11                           493,600
-----------------------------------------------------------------------
                 TOTAL ASSET BACKED
                  (COST $13,860,597)                         13,878,349
-----------------------------------------------------------------------
CORPORATE BONDS -- 3.8%
-----------------------------------------------------------------------
Principal
 Amount                                                          Value
-----------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
     $ 500,000     Millipore Corp.
                   7.20% due 4/1/02                         $   504,955
BROADCASTING -- 2.5%
       500,000    Time Warner, Inc.
                   7.95% due 2/1/00                             514,045
       750,000    Time Warner, Inc.
                   7.75% due 6/15/05                            762,188
       750,000    Turner Broadcasting System, Inc.
                   8.375% due 7/1/13                            777,862
                                                            -----------
                                                              2,054,095
-----------------------------------------------------------------------
CONGLOMERATE -- 0.9%
       800,000    RJR Nabisco, Inc.
                   7.625% due 9/15/03                           787,968
-----------------------------------------------------------------------
CONTAINERS-METAL -- 0.6%
    $1,000,000    Crown Cork & Seal Financial, PLC
                   7.00% due 12/15/06                           495,005
-----------------------------------------------------------------------
DRUGS AND HOSPITAL -- 1.2%
     1,000,000    Rhone Poulenc S.A.
                   6.75% due 10/15/99                         1,001,930
-----------------------------------------------------------------------
FERTILIZER -- 1.2%
     1,000,000    Potash Corp. Sask, Inc.
                   7.125% due 6/15/07                           994,240
-----------------------------------------------------------------------
FINANCIAL-BANKS -- 3.3%
     1,750,000    Bankers Trust Pref. Capital Tr. II
                   7.875% due 2/25/27                         1,692,618
     1,000,000    Nationsbank Capital Tr. IV
                   8.25% due 4/15/27                          1,024,740
                                                            -----------
                                                              2,717,358
-----------------------------------------------------------------------
FINANCIAL-OTHER -- 2.1%
       500,000    Lehman Brothers, Inc.
                   6.92% due 10/4/99                            503,550
       500,000    Salomon, Inc.
                   6.50% due 3/1/00                             497,480
       750,000    Sears Roebuck Acceptance Corp.
                   7.00% due 6/15/07                            743,055
                                                            -----------
                                                              1,744,085
-----------------------------------------------------------------------
INSURANCE -- 2.2%
     1,000,000    Prudential Insurance Co. of America
                   7.65% due 7/1/07                           1,011,910
       800,000    Zurich Capital Tr.
                   8.376% due 6/1/37                            826,720
                                                            -----------
                                                              1,838,630
-----------------------------------------------------------------------
MACHINERY AND CONSTRUCTION -- 1.5%
       750,000    Aktiebolaget SKF
                   7.125% due 7/1/07                            743,303
       500,000    McDermott Int'l., Inc.
                   6.57% due 4/20/98                            499,485
                                                            -----------
                                                              1,242,788
-----------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.5%
     1,250,000    Ikon Capital, Inc.
                   6.73% due 6/15/01                          1,245,513
-----------------------------------------------------------------------











-----------------------------------------------------------------------
OIL-INTEGRATED INTERNATIONAL -- 1.2%
     1,000,000    Petroliam Nasional Berhad
                   7.625% due 10/15/26                          998,660
-----------------------------------------------------------------------
PUBLISHING -- 1.5%
     1,250,000    News Amer. Hldgs., Inc.
                   7.50% due 3/1/00                           1,274,825
-----------------------------------------------------------------------
REAL ESTATE -- 0.6%
       500,000    Simon DeBartolo Group, LP
                   6.875% due 11/15/06                          483,850
-----------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND

-----------------------------------------------------------------------
  Principal
   Amount                                                        Value
-----------------------------------------------------------------------
RAILROADS -- 4.0%
    $1,500,000    CSX Corp.
                   7.95% due 5/1/27                        $  1,551,855
     1,000,000    CSX Corp.
                   7.90% due 5/1/17                           1,036,320
       750,000    Norfolk Southern Corp.
                   7.80% due 5/15/27                            770,325
                                                           ------------
                                                              3,358,500
-----------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.7%
       800,000    Comcast Cable Communications
                   8.875% due 5/1/17                            872,008
     1,400,000    TCI Communications
                   7.25% due 6/15/99                          1,410,696
                                                           ------------
                                                              2,282,704
-----------------------------------------------------------------------
TOBACCO -- 2.7%
       500,000    Bat Capital Corp.
                   6.875% due 4/15/03                           494,225
     1,000,000    Philip Morris Cos., Inc.
                   7.50% due 4/1/04                           1,016,080
       750,000    Philip Morris Cos., Inc.
                   7.20% due 2/1/07                             743,490
                                                           ------------
                                                              2,253,795
-----------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 1.5%
       750,000    Tennessee Gas Pipeline Co.
                   7.50% due 4/1/17                             749,910
       750,000    Tennessee Gas Pipeline Co.
                   7.00% due 3/15/27                            499,700
                                                           ------------
                                                              1,249,610
-----------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                   (COST $26,481,000)                        26,528,511
-----------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 19.4%
    $1,250,000    FNMA TBA
                   7.00% due 7/15/12 (a)                   $  1,247,987
     6,000,000    FNMA TBA
                   7.50% due 7/15/27 (a)                      6,016,320
     1,750,000    FNMA TBA
                   6.50% due 7/15/12 (a)                      1,716,015
       235,594    FHLMC Pool E54124
                   7.00% due 8/1/08                             236,723
     1,980,000    FNMA Pool #250799
                   7.50% 1/1/27                               1,949,739
       272,469    FNMA Pool #339754
                   7.50% due 5/1/27                             273,000
       470,031    FNMA Pool #339760
                   7.50% due 5/1/27                             466,043
         3,807    FNMA Pool #250650
                   7.00% due 7/1/11                               3,808
           558    FNMA Pool #311434
                   7.00% due 5/1/26                                 547
         8,492    FNMA Pool #324501
                   7.00% due 5/1/26                               8,336
       591,263    FNMA Pool #217042
                   6.50% due 6/1/08                             583,966
       952,555    GNMA Pool #365459
                   7.50% due 10/15/25                           956,832
     1,010,000    GNMA Pool #398668
                   7.50% due 5/15/26                            975,521
        42,954    GNMA Pool #417608
                   7.50% due 12/15/26                            42,929
       629,015    GNMA Pool #430152
                   7.50% due 12/15/26                           623,752
       505,000    GNMA Pool #431737
                   7.50% due 12/15/26                           504,408
       337,884    GNMA Pool #443174
                   7.50% due 12/15/26                           337,575
       303,506    GNMA Pool #419796
                   7.00% due 9/15/10                            242,367
-----------------------------------------------------------------------
                  TOTAL MORTGAGE PASS-THROUGHS
                   (COST $16,157,937)                        16,185,868
-----------------------------------------------------------------------
MULTI-CLASS MORTGAGE PASS-THROUGHS -- 2.9%
-----------------------------------------------------------------------
Principal
 Amount                                                          Value
-----------------------------------------------------------------------
    $  972,344    Federal National Mortgage Assn.
                   6.50% due 10/25/08                       $   957,180
     1,479,805    GE Capital Mortgage Svcs., Inc.
                   7.00% due 3/25/26                          1,432,596
-----------------------------------------------------------------------
                  TOTAL MULTI-CLASS MORTGAGE
                   PASS-THROUGHS
                   (COST $2,455,804)                          2,389,776
-----------------------------------------------------------------------













-----------------------------------------------------------------------
U. S. GOVERNMENT -- 24.2%
-----------------------------------------------------------------------
Principal
 Amount                                                          Value
-----------------------------------------------------------------------
    $2,250,000    U.S. Treasury Bonds
                   6.50% due 11/15/26                       $ 2,157,885
     4,500,000    U.S. Treasury Notes
                   6.875% due 8/31/99                         4,566,780
     1,500,000    U.S. Treasury Notes
                   6.625% due 4/30/02                         1,513,830
     2,250,000    U.S. Treasury Notes
                   6.50% due 5/31/01                          2,262,308
-----------------------------------------------------------------------
                                     See notes to financial statements.

  THE GUARDIAN INVESTMENT QUALITY BOND FUND
  Schedule of Investments (Continued)
-------------------------------------------------------------------------------
  Principal
   Amount                                                               Value
-------------------------------------------------------------------------------
$4,650,000             U.S. Treasury Notes
                         6.375% due 5/15/00                         $ 4,666,694
3,500,000              U.S. Treasury Notes
                         6.125% due 8/31/98                           3,508,750
1,500,000              U.S. Treasury Notes
                         5.625% due 2/28/01                           1,466,490
-------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT
                         (COST $20,139,701)                          20,142,737
-------------------------------------------------------------------------------
 YANKEE BONDS -- 1.5%
-------------------------------------------------------------------------------
  Principal
   Amount                                                                Value
-------------------------------------------------------------------------------
$  500,000             Corporacion Andina De Fomento
                         7.25% due 3/1/07                           $  501,775
   750,000             Export Import Bank of Korea
                         6.50% due 2/10/02 735,878
-------------------------------------------------------------------------------
                       TOTAL YANKEE BONDS
                         (COST $1,235,316)                            1,237,653
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT  -- 4.2%
-------------------------------------------------------------------------------
  Principal                                        Maturity
    Amount                                           Date             Value
-------------------------------------------------------------------------------
$3,464,000       State Street Bank &
                 Trust repurchase
                 agreement, dated
                 6/30/97, maturity
                 value $3,464,563 at
                 5.85% due 7/1/97
                 (collateralized by
                 U.S. Treasury Notes,
                 $2,750,000, 6.00%
                 due 5/31/98 and
                 $770,000, 5.25%
                 due 12/31/97)                        7/1/97        $ 3,464,000
-------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENT
                   (COST $3,464,000)                                  3,464,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (b) -- 100.6%                                      83,826,894
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- (0.6%)%
-------------------------------------------------------------------------------
Commercial Paper vs. Forward MBS Purchases(a)
-------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
-------------------------------------------------------------------------------
  AUTOMOBILE
    $3,000,000   Volkswagen of America, Inc.
                   5.52% due 7/14/97                                $ 2,994,020
-------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS
     2,965,000   EG & G, Inc.
                   5.57% due 7/17/97                                  2,957,660
     3,010,000   Xerox Corp.
                   5.50% due 7/14/97                                  3,004,000
                                                                    -----------
                                                                      5,961,660
-------------------------------------------------------------------------------
OIL INTEGRATED-DOMESTIC
     1,800,000   Koch Industries, Inc.
                   5.49% due 7/21/97                                  1,794,510
-------------------------------------------------------------------------------
                 TOTAL COMMERCIAL PAPER
                   (COST $10,750,190)                                10,750,190
--------------------------------------------------------------------------------
LIABILITIES                                                         (11,218,098)

LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS                                                         (467,908)
-------------------------------------------------------------------------------
  NET ASSETS-- 100.0%                                              $ 83,358,986
-------------------------------------------------------------------------------
(a) Total commercial paper is pledged against mortgage backed securities payables of $8,980,322.

(b) Total Investments including commercial paper with the cost of $94,544,545 amounted to $94,577,084.

GLOSSARY:
MBS -- MORTGAGE BACKED SECURITIES.




--------------------------------------------------------------------------------
See notes to financial statements.

o THE GUARDIAN TAX-EXEMPT FUND
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 101.2%
-------------------------------------------------------------------------------
                                                    Rating
 Principal                                         Moody's/
  Amount                                             S&P*                Value
-------------------------------------------------------------------------------
ALASKA -- 2.4%
$1,000,000     Alaska St. Housing
               Fin. Corp. G.O. Ser. A,
               5.90% due 12/1/19                     Aaa/AAA        $ 1,007,610
-------------------------------------------------------------------------------
ARIZONA -- 4.2%
1,000,000      Phoenix, AZ G.O. Ser. A,
               7.00% due 7/1/10                      Aa1/AA+          1,181,620
  530,000      Pima Cty., AZ
               School District No. 16
               Catalina Foothills G.O.,
               6.50% due 7/1/10                      Aaa/AAA            603,972
                                                                     ----------
                                                                      1,785,592
-------------------------------------------------------------------------------
CALIFORNIA -- 11.1%
1,000,000      California Housing Fin. Agy.
               Ser. C, 5.65% due 8/1/14              Aa2/AA-          1,003,990
  595,000      California St. G.O.,
               7.00% due 10/1/10                     A1/A               703,831
1,500,000      California St. Public
               Works Lease G.O. Ser. A,
               5.50% due 10/1/14                     A/A              1,494,900
  500,000      Los Angeles, CA
               Regional Airport Lease
               G.O. Variable Rate,
               4.10% due 12/1/24                     Aa2/NR             500,000
1,060,000      San Francisco, CA
               Public Utilities Ser. A,
               5.00% due 11/1/17                     Aa/AA-           1,008,601
                                                                     ----------
                                                                      4,711,322
-------------------------------------------------------------------------------
CONNECTICUT -- 2.4%
1,000,000      Connecticut St. Housing
               Fin. Auth. Subser. A3,
               5.95% due 5/15/17                     Aa3/AA           1,007,080
-------------------------------------------------------------------------------
FLORIDA -- 5.2%
1,000,000      Florida St. Board of Ed.
               Cap. Outlay G.O.,
               6.70% due 6/1/22                      Aaa/AAA          1,093,190
1,140,000      Jacksonville, Fl. Sales
               Tax River City Ren. Proj.,
               5.125% due 10/1/18                    Aaa/AAA          1,098,458
                                                                     ----------
                                                                      2,191,648
-------------------------------------------------------------------------------
GEORGIA -- 2.9%
1,100,000      Fulton Cty., Georgia
               Water & Sewer Rev.,
               6.25% due 1/1/08                       Aaa/AAA         1,224,135
-------------------------------------------------------------------------------
ILLINOIS -- 2.4%
$1,000,000     Chicago, Ill. O'Hare
               Int'l. Airport Passenger
               Fac. Rev. Ser. A,
               5.625% due 1/1/14                      Aaa/AAA        $1,005,910
-------------------------------------------------------------------------------
MASSACHUSETTS -- 7.5%
1,185,000      Massachusetts Bay
               Transit Auth. G.O. Ser. A,
               5.375% due 3/1/15                      A1/A+           1,171,586
1,000,000      Massachusetts St.
               Cons. Ln. G.O. Ser. B,
               5.25% due 6/1/15                       Aaa/A1            984,560
1,000,000      Massachusetts St.
               Water Res. Auth. Ser. A,
               5.50% due 11/1/16                      Aaa/AAA         1,003,690
                                                                     ----------
                                                                      3,159,836
-------------------------------------------------------------------------------
MISSOURI -- 2.4%
1,000,000      Missouri St. G.O. Ser. A
               Fourth State Bldg.
               5.75% due 8/1/18                       Aaa/AAA         1,028,800
-------------------------------------------------------------------------------
NEW JERSEY -- 9.9%
1,750,000      New Jersey St.
               Hwy. Auth.,
               6.25% due 1/1/14                       A1/AA-          1,862,700
  500,000      New Jersey St. Transit
               Auth. G.O. Ser. A,
               6.50% due 6/15/05                      Aaa/AAA           556,535
1,200,000      New Jersey St. Transit
               Auth. G.O. Ser. B,
               5.25% due 6/15/15                      Aa/A+           1,181,472
  500,000      New Jersey Waste &
               Water Treat. Ser. C,
               7.00% due 5/15/08                      Aaa/AAA           584,670
                                                                     ----------
                                                                      4,185,377
-------------------------------------------------------------------------------
NEW YORK -- 17.4%
1,000,000      New York City G.O.
               Prerefunded Ser. C Subser. C1,
               6.375% due 8/1/07                      Aaa/AAA         1,101,350
1,500,000      New York City G.O. Ser. E,
               5.875% due 8/1/23                      Baa1/BBB-       1,518,810
1,000,000      New York St. Dorm.
               Auth. City Univ. G.O.,
               5.75% due 7/1/12                       Aaa/AAA         1,058,410
  500,000      New York St. G.O. Ser. A,
               5.875% due 3/15/15                     A/A-              514,480
-------------------------------------------------------------------------------
  * Unaudited                              See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)
-------------------------------------------------------------------------------
                                                    Rating
 Principal                                          Moody's/
  Amount                                              S&P*              Value
-------------------------------------------------------------------------------
NEW YORK -- (Continued)
$1,000,000    New York St. Thruway
              Auth. Hwy. & Brdg.
              Ser. B, 6.25% due 4/1/12               Aaa/AAA         $1,081,230
1,000,000     New York St. Urban
              Dev. Corp. G.O. Ser. A,
              5.50% due 4/1/10                       Aaa/AAA          1,019,020
1,000,000     Suffolk Cty., NY
              Industrial Dev. Agy.,
              6.00% due 2/1/07                       Aaa/AAA          1,084,490
                                                                     ----------
                                                                      7,377,790
-------------------------------------------------------------------------------
OHIO -- 6.2%
1,000,000     Cleveland, OH
              Parking Fac. Rev.,
              5.50% due 9/15/16                      Aaa/AAA          1,000,320
  500,000     Columbus, OH
              Water System Rev.,
              6.10% due 11/1/03                      A1/AA-             538,685
1,000,000     Ohio St. Bldg. Auth. Disalle
              Gov't. Center G.O. Ser. A,
              6.00% due 10/1/05                      A1/AA-           1,081,250
                                                                     ----------
                                                                      2,620,255
-------------------------------------------------------------------------------
OKLAHOMA -- 3.3%
1,270,000     Grand River Dam
              Auth. OK G.O.,
              6.25% due 6/1/11                       Aaa/AAA          1,417,599
-------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.6%
1,000,000     South Carolina St.
              Public Svcs. Auth. Ser. B,
              7.00% due 7/1/12                       Aaa/AAA          1,112,640
-------------------------------------------------------------------------------
TENNESSEE -- 3.5%
1,000,000     Tennessee St. G.O.,
              5.25% due 5/1/14                       Aaa/AA+          1,002,240
  500,000     Tennessee St. Metro.
              Nashville Airport G.O.
              Ser. B Variable Rate,
              4.10% due 10/1/12                      NR/A1+             500,000
                                                                     ----------
                                                                      1,502,240
-------------------------------------------------------------------------------
TEXAS -- 10.2%
1,050,000     Bryan, TX Indpt.
              Sch. Dist. G.O.,
              5.50% due 2/15/17                      Aaa/NR          $1,051,050
  500,000     Grapevine-Colleyville, TX
              Indpt. Sch. Dist. G.O.,
              8.25% due 6/15/08                      Aaa/AAA            633,620
1,000,000     Lone Star, TX Airport
              Improve. Auth. G.O.
              Variable Rate,
              4.10% due 12/1/14                      VMIG1            1,000,000
1,000,000     Texas St. Dept. Housing &
              Com. Affairs Ser. B,
              6.00% due 3/1/17                       Aaa/AAA          1,025,270
  555,000     Texas St. Water Dev't.
              G.O. Ser. A,
              6.5% due 8/1/05                        Aa/AA              619,752
                                                                     ----------
                                                                      4,329,692
-------------------------------------------------------------------------------
UTAH -- 3.7%
1,500,000    Intermountain Power Agy.
             Utah Power Supply,
             7.75% due 7/1/20                        Aa/A+            1,579,395
-------------------------------------------------------------------------------
WASHINGTON -- 3.9%
1,500,000    Washington St. Public
             Power Supply Ser. B,
             7.375% due 7/1/04                       Aa1/AA-          1,634,596
-------------------------------------------------------------------------------
             TOTAL MUNICIPAL BONDS
             (COST $42,307,766)                                      42,881,517
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 101.2%
  (COST $42,307,766)                                                 42,881,517
PAYABLES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (1.2%)                                           (499,538)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $42,381,979
--------------------------------------------------------------------------------





GLOSSARY:
G.O. -- GENERAL OBLIGATION.


--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited

o The Guardian Cash Management Fund

------------------------------------------------------------
COMMERCIAL PAPER -- 93.5%
------------------------------------------------------------
Principal                                Maturity
 Amount                                    Date      Value
------------------------------------------------------------
FINANCIAL -- 37.0%
BANK HOLDING COMPANIES -- 7.4%
 $4,000,000  J.P. Morgan & Co., Inc.
              5.53%                     7/25/97 $  3,985,253
  4,000,000  Republic New York
              Corp., 5.53%              7/28/97    3,983,410
                                                ------------
                                                   7,968,663
------------------------------------------------------------
FINANCE COMPANIES -- 18.5%
  4,000,000  Associates Corp. of N.A.
              5.62%                      7/2/97    3,999,376
  4,000,000  Household Finance
              Corp., 5.56%              7/21/97    3,987,644
  4,000,000  Nat'l. Rural Utils. Coop.
              Fin. Corp., 5.50%          7/9/97    3,995,111
  4,000,000  USAA Capital Corp.
              5.55%                     7/14/97    3,991,983
  4,000,000  U.S. Central Credit
              Union, 5.53%              8/15/97    3,972,350
                                                ------------
                                                  19,946,464
------------------------------------------------------------
INSURANCE -- 3.7%
  4,000,000  American Gen. Financial
              Corp., 5.31%              7/30/97    3,982,149
------------------------------------------------------------
OTHER MAJOR BANKS -- 7.4%
  4,000,000  Barclays U.S. Funding
              Corp., 5.50%               7/7/97    3,996,333
  4,000,000  Dresdner U.S. Finance
              Co., 5.54%                7/11/97    3,993,844
                                                ------------
                                                   7,990,177
------------------------------------------------------------
             TOTAL FINANCIAL                      39,887,453
------------------------------------------------------------
INDUSTRIAL -- 56.5%
AEROSPACE-DEFENSE -- 3.7%
  4,000,000  Rockwell Int'l. Corp.
              5.53%                     8/20/97    3,969,278
------------------------------------------------------------
AUTOMOTIVE -- 3.7%
  4,000,000  Ford Motor Credit Co.
              5.54%                     8/4/97     3,979,071
------------------------------------------------------------
CHEMICALS -- 7.4%
  4,000,000  E.I. Dupont de Nemours,
              Inc., 5.49%               7/24/97    3,985,970
  4,000,000  Monsanto Co.
              5.53%                      8/1/97    3,980,952
                                                ------------
                                                   7,966,922
------------------------------------------------------------
CONGLOMERATES -- 7.4%
  4,000,000  General Electric Cap.
              Corp., 5.53%              7/31/97    3,981,567
  4,000,000  Mitsubishi Int'l. Corp.
              5.59%                     7/29/97    3,982,609
                                                ------------
                                                   7,964,176
------------------------------------------------------------

------------------------------------------------------------
Principal                                Maturity
 Amount                                    Date      Value
------------------------------------------------------------
ENTERTAINMENT -- 4.7%
 $5,000,000  Walt Disney Co.
              5.50%                      7/2/97 $  4,999,236
------------------------------------------------------------
FOOD AND BEVERAGE -- 3.7%
  4,000,000  Hershey Foods Corp.
              5.50%                     7/17/97    3,990,222
------------------------------------------------------------
HOUSEHOLD PRODUCT -- 3.7%
  4,000,000  Colgate Palmolive Co.
              5.55%                      8/6/97    3,977,800
------------------------------------------------------------
OIL-INTEGRATED INTERNATIONAL -- 3.7%
  4,000,000  Texaco, Inc.
              5.52%                     7/10/97    3,994,480
------------------------------------------------------------
TELECOMMUNICATIONS -- 11.1%
  4,000,000  Bell Atlantic Fin'l. Svcs.
              5.56%                      7/1/97    4,000,000
  4,000,000  Lucent Technologies, Inc.
              5.52%                     7/23/97    3,986,507
  4,000,000  Southwestern Bell Telephone
              Co., 5.53%                8/29/97    3,963,750
                                                ------------
                                                  11,950,257
------------------------------------------------------------
UTILITIES-ELECTRIC -- 7.4%
  4,000,000  Carolina Power & Light
              Co., 5.53%                7/18/97    3,989,554
  4,000,000  Union Electric Co.
              5.50%                     7/16/97    3,990,833
                                                ------------
                                                   7,980,387
------------------------------------------------------------
             TOTAL INDUSTRIAL                     60,771,829
------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
              (COST $100,659,282)                100,659,282
------------------------------------------------------------

------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.3%
------------------------------------------------------------
Principal                                Maturity
 Amount                                    Date      Value
------------------------------------------------------------
 $6,726,000  State Street Bank & Trust
             repurchase agreement,
             dated 6/30/97, maturity
             value $6,727,093 at 5.85%
             due 7/1/97 (collateralized
             by $6,815,000 U.S. Treasury
             Notes, 6.00% due
             5/31/98)                    7/1/97 $  6,726,000
------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
              (COST $6,726,000)                    6,726,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
 (COST $107,385,282)                             107,385,282
CASH, RECEIVABLES AND OTHER ASSETS
 LESS PAYABLES -- 0.2%                               260,369
------------------------------------------------------------
NET ASSETS -- 100.0%                            $107,645,651
------------------------------------------------------------

--------------------------------------------------------------------------------

                                              See notes to financial statements.
40

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


======================
FINANCIAL STATEMENTS
======================
 _
[_] The Park Avenue Portfolio

---------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------

June 30, 1997 (Unaudited)
---------------------------------------

                                                              THE GUARDIAN     THE GUARDIAN      THE GUARDIAN     THE GUARDIAN
                                                               PARK AVENUE      PARK AVENUE             ASSET  BAILLIE GIFFORD
                                                                      FUND        SMALL CAP        ALLOCATION    INTERNATIONAL
                                                                                       FUND              FUND             FUND
                                                            ------------------------------------------------------------------
ASSETS
 Investments, at identified cost* .......................   $1,408,767,930      $31,699,844      $ 97,904,034      $53,023,345
                                                            ==================================================================
 Investments, at market .................................    1,952,361,356       34,386,156       105,352,260       69,377,247
 Repurchase agreements                                                  --        1,514,000        13,985,000        2,569,000
                                                            ------------------------------------------------------------------
    TOTAL INVESTMENTS ...................................    1,952,361,356       35,900,156       119,337,260       71,946,247
 Cash ...................................................            6,800              649               422           23,171
 Foreign currency (Cost $784,166 GBGIF and $457,106
  GBGEMF, respectively) .................................               --               --                --          782,700
 Receivable for securities sold .........................       27,564,113               --         1,290,845          296,551
 Receivable for fund shares sold ........................        6,245,469          650,973            93,859           50,628
 Dividends receivable ...................................        1,393,742           32,539            99,546          142,230
 Interest receivable ....................................               --              246           131,305            1,390
 Deferred organization expenses -- Note 6 ...............               --           43,155             2,592            2,856
 Dividend reclaim receivable ............................               --               --                --           53,697
 Other assets ...........................................            5,015               --               328              210
                                                            ------------------------------------------------------------------
    TOTAL ASSETS ........................................    1,987,576,495       36,627,718       120,956,157       73,299,680
                                                            ------------------------------------------------------------------
LIABILITIES
 Payable for securities purchased .......................       46,533,718               --         1,284,560          440,814
 Distributions payable ..................................               --               --                --               --
 Payable for fund shares redeemed .......................        1,020,056               --             7,069           59,012
 Payable for forward currency purchased .................               --               --                --            5,141
 Accrued expenses .......................................          391,184           70,599            39,850           50,355
 Foreign tax withholding ................................               --               --                --           12,261
 Due to affiliates ......................................        3,576,878           80,795           304,013          275,290
                                                            ------------------------------------------------------------------
    TOTAL LIABILITIES ...................................       51,521,836          151,394         1,635,492          842,873
                                                            ------------------------------------------------------------------
    NET ASSETS ..........................................   $1,936,054,659      $36,476,324      $119,320,665      $72,456,807
                                                            ==================================================================


                                                              THE GUARDIAN     THE GUARDIAN     THE GUARDIAN      THE GUARDIAN
                                                           BAILLIE GIFFORD       INVESTMENT       TAX-EXEMPT              CASH
                                                                  EMERGING          QUALITY             FUND        MANAGEMENT
                                                              MARKETS FUND        BOND FUND                               FUND
                                                           -------------------------------------------------------------------
ASSETS
 Investments, at identified cost* .......................      $22,396,846      $94,544,545      $42,307,766      $107,385,282
                                                           ===================================================================
 Investments, at market .................................       23,511,755       91,113,084       42,881,517       100,659,282
 Repurchase agreements                                             995,000        3,464,000               --         6,726,000
                                                           -------------------------------------------------------------------
    TOTAL INVESTMENTS ...................................       24,506,755       94,577,084       42,881,517       107,385,282
 Cash ...................................................               --            3,824          110,617            10,164
 Foreign currency (Cost $784,166 GBGIF and $457,106
  GBGEMF, respectively) .................................          456,898               --               --                --
 Receivable for securities sold .........................          158,330        6,969,886               --                --
 Receivable for fund shares sold ........................           30,301           26,310          995,148           908,557
 Dividends receivable ...................................           81,295               --               --                --
 Interest receivable ....................................            1,583          893,469          772,477             1,093
 Deferred organization expenses -- Note 6 ...............           25,661            2,592            2,592                --
 Dividend reclaim receivable ............................              386               --               --                --
 Other assets ...........................................               --              178              139               319
                                                           -------------------------------------------------------------------
    TOTAL ASSETS ........................................       25,261,209      102,473,343       44,762,490       108,305,415
                                                           -------------------------------------------------------------------
LIABILITIES
 Payable for securities purchased .......................          577,661       18,876,038        2,299,972                --
 Distributions payable ..................................               --           16,510            8,607            23,854
 Payable for fund shares redeemed .......................               --          114,144               --           353,434
 Payable for forward currency purchased .................               --               --               --                --
 Accrued expenses .......................................           71,045              871               --            48,848
 Foreign tax withholding ................................            5,990               --               --                --
 Due to affiliates ......................................           98,689          106,794           71,932           233,628
                                                           -------------------------------------------------------------------
    TOTAL LIABILITIES ...................................          753,385       19,114,357        2,380,511           659,764
                                                           -------------------------------------------------------------------
    NET ASSETS ..........................................      $24,507,824      $83,358,986      $42,381,979      $107,645,651
                                                           ===================================================================

*  Includes repurchase agreements.


See notes to financial statements.


42                                                                                                                          43


 _
[_] The Park Avenue Portfolio

---------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
---------------------------------------------------

June 30, 1997 (Unaudited)
---------------------------------------------------

                                                                  THE GUARDIAN     THE GUARDIAN      THE GUARDIAN     THE GUARDIAN
                                                                   PARK AVENUE      PARK AVENUE             ASSET  BAILLIE GIFFORD
                                                                          FUND        SMALL CAP        ALLOCATION    INTERNATIONAL
                                                                                           FUND              FUND             FUND
                                                                ------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par .......................  $      439,416      $    31,013      $     82,645      $    41,963
 Additional paid-in capital ..................................   1,311,709,644       32,203,350        93,891,592       53,477,621
 Undistributed net investment income/(loss) ..................         851,481           32,687            73,468          (94,376)
 Accumulated net realized gain/(loss) on investments and
  foreign currency related transactions ......................      79,460,692            8,962         2,628,655          111,193
 Net unrealized appreciation of investments
  and foreign currency related transactions ..................     543,593,426        4,200,312        22,644,305       18,920,406
                                                                ------------------------------------------------------------------
    NET ASSETS ...............................................  $1,936,054,659      $36,476,324      $119,320,665      $72,456,807
                                                                ==================================================================
NET ASSETS:
  Class A ....................................................  $1,826,532,074      $32,928,008      $110,101,993      $67,423,772
  Class B ....................................................  $  109,522,585      $ 3,548,316      $  9,218,672      $ 5,033,035

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A ....................................................      41,451,039        2,798,963         7,623,437        3,901,046
  Class B ....................................................       2,490,566          302,369           641,031          295,217

NET ASSET VALUE PER SHARE
  Class A ....................................................          $44.06           $11.76            $14.44           $17.28
  Class B ....................................................          $43.97           $11.74            $14.38           $17.05

 MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ..................          $46.14           $12.31            $15.12           $18.09



                                                                  THE GUARDIAN     THE GUARDIAN     THE GUARDIAN      THE GUARDIAN
                                                               BAILLIE GIFFORD       INVESTMENT       TAX-EXEMPT              CASH
                                                                      EMERGING          QUALITY             FUND        MANAGEMENT
                                                                  MARKETS FUND        BOND FUND                               FUND
                                                               -------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par .......................     $    22,001      $    85,919      $    43,899      $  1,076,457
 Additional paid-in capital ..................................      22,060,235       84,531,184       42,673,342       106,569,194
 Undistributed net investment income/(loss) ..................         157,370             --               --                --
 Accumulated net realized gain/(loss) on investments and
  foreign currency related transactions ......................         158,778       (1,290,656)        (909,013)             --
 Net unrealized appreciation of investments
  and foreign currency related transactions ..................       2,109,440           32,539          573,751              --
                                                               -------------------------------------------------------------------
    NET ASSETS ...............................................     $24,507,824      $83,358,986      $42,381,979      $107,645,651
                                                               ===================================================================
NET ASSETS:
  Class A ....................................................     $22,811,775      $83,358,986      $42,381,979      $103,406,387
  Class B ....................................................     $ 1,696,049              N/A              N/A      $  4,239,264

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A ....................................................       2,047,572        8,591,887        4,389,872       103,406,387
  Class B ....................................................         152,550              N/A              N/A         4,239,264

NET ASSET VALUE PER SHARE
  Class A ....................................................          $11.14            $9.70            $9.65             $1.00
  Class B ....................................................          $11.12              N/A              N/A             $1.00

 MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ..................          $11.66           $10.16           $10.10             N/A**


 *  Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
**  No-load fund.


See notes to financial statements.


44                                                                                                                              45



 _
[_] The Park Avenue Portfolio

----------------------------------------------
STATEMENTS OF OPERATIONS
----------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
----------------------------------------------

                                                                   THE GUARDIAN     THE GUARDIAN      THE GUARDIAN     THE GUARDIAN
                                                                    PARK AVENUE      PARK AVENUE             ASSET  BAILLIE GIFFORD
                                                                           FUND        SMALL CAP        ALLOCATION    INTERNATIONAL
                                                                                           FUND+              FUND             FUND
                                                                   ----------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
  Dividends ....................................................   $ 11,509,091       $   61,647       $   686,364       $  756,094
  Interest .....................................................      2,986,999           79,274         1,003,716           48,310
  Other income .................................................         13,636               --                --               --
                                                                   ----------------------------------------------------------------
                                                                     14,509,726          140,921         1,690,080          804,404
  Less: Foreign tax withheld ...................................         85,563               --             4,017           84,786
                                                                   ----------------------------------------------------------------
     Total Income ..............................................     14,424,163          140,921         1,686,063          719,618
                                                                   ----------------------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 ...........................      4,075,522           47,332           298,240          247,182
  Administrative fees -- Class A ...............................      1,070,880           14,843           120,506           77,250
  Administrative fees -- Class B ...............................         85,131              934             8,624            5,244
  12b-1 fees -- Class B ........................................        255,393            2,802            25,874           14,807
  Transfer agent fees ..........................................        964,799           12,738            98,053           84,880
  Custodian fees ...............................................        141,448           13,178            50,436           89,676
  Printing expense .............................................        101,900              833             6,550            6,583
  Registration fees ............................................         67,600            2,604            11,050            7,950
  Audit fees ...................................................         10,250            5,833             8,750           10,500
  Trustees' fees -- Note 2 .....................................          9,500            4,667             9,500            9,500
  Legal fees ...................................................          6,250               --             1,450            1,900
  Insurance expense ............................................          4,934               --               322              204
  Other ........................................................            350              233               350              350
  Deferred organization expense -- Note 6 ......................             --            2,237             1,669            1,605
                                                                   ----------------------------------------------------------------
     Total Expenses ............................................      6,793,957          108,234           641,374          557,631
  Less: Expenses assumed by investment advisor -- Note 2 .......             --               --                --               --
                                                                   ----------------------------------------------------------------
     Expenses Net of Reimbursement .............................      6,793,957          108,234           641,374          557,631
                                                                   ----------------------------------------------------------------
 NET INVESTMENT INCOME .........................................      7,630,206           32,687         1,044,689          161,987
                                                                   ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
 Net realized gain/(loss) on investments -- Note 1 .............     79,458,180            8,962         3,564,046          129,201
 Net realized gain on foreign currencies -- Note 1 .............             --               --                --            5,093
 Net change in unrealized appreciation/(depreciation)
  on investments -- Note 4 .....................................    196,041,631        4,200,312         9,344,106        8,208,040
 Net change in unrealized depreciation from translation
  of assets and liabilities in foreign currencies -- Note 4 ....             --               --                --            3,653
                                                                   ----------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES .......................................    275,499,811        4,209,274        12,908,152        8,345,987
                                                                   ----------------------------------------------------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS ..................   $283,130,017       $4,241,961       $13,952,841       $8,507,974
                                                                   ================================================================



                                                                    THE GUARDIAN     THE GUARDIAN     THE GUARDIAN     THE GUARDIAN
                                                                 BAILLIE GIFFORD       INVESTMENT       TAX-EXEMPT             CASH
                                                                        EMERGING          QUALITY             FUND       MANAGEMENT
                                                                   MARKETS FUND+        BOND FUND                              FUND
                                                                 ------------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
  Dividends ....................................................      $  240,161       $       --       $       --       $       --
  Interest .....................................................          70,556        1,864,704        1,039,123        2,820,561
  Other income .................................................              --               --               --               --
                                                                 ------------------------------------------------------------------
                                                                         310,717        1,864,704        1,039,123        2,820,561
  Less: Foreign tax withheld ...................................           9,273               --               --               --
                                                                 ------------------------------------------------------------------
     Total Income ..............................................         301,444        1,864,704        1,039,123        2,820,561
                                                                   ----------------------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 ...........................          54,328          133,472           96,312          256,630
  Administrative fees -- Class A ...............................          12,977           66,736           48,156          124,464
  Administrative fees -- Class B ...............................             605               --               --            3,850
  12b-1 fees -- Class B ........................................           1,815               --               --               --
  Transfer agent fees ..........................................           8,574           43,957           18,913          143,404
  Custodian fees ...............................................          50,979           28,548           31,040           36,017
  Printing expense .............................................             733            3,722              930            6,550
  Registration fees ............................................           2,000            4,050            4,512           11,664
  Audit fees ...................................................           5,833            8,750            8,500            8,500
  Trustees' fees -- Note 2 .....................................           4,667            9,500            9,500            9,500
  Legal fees ...................................................              --            1,275            1,200            1,450
  Insurance expense ............................................              --              176              134              314
  Other ........................................................             233              350              350              350
  Deferred organization expense -- Note 6 ......................           1,330            1,669            1,669               --
                                                                 ------------------------------------------------------------------
     Total Expenses ............................................         144,074          302,205          221,216          602,693
  Less: Expenses assumed by investment advisor -- Note 2 .......              --          101,996           76,748          166,496
                                                                 ------------------------------------------------------------------
     Expenses Net of Reimbursement .............................         144,074          200,209          144,468          436,197
                                                                 ------------------------------------------------------------------
 NET INVESTMENT INCOME .........................................         157,370        1,664,495          894,655        2,384,364
                                                                 ------------------------------------------------------------------





REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
 Net realized gain/(loss) on investments -- Note 1 .............         151,784         (532,289)         241,180               --
 Net realized gain on foreign currencies -- Note 1 .............           6,994               --               --               --
 Net change in unrealized appreciation/(depreciation)
  on investments -- Note 4 .....................................       2,109,701          664,513          (58,997)              --
 Net change in unrealized depreciation from translation
  of assets and liabilities in foreign currencies -- Note 4 ....            (261)              --               --               --
                                                                 ------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES .......................................       2,268,218          132,224          182,183               --
                                                                 ------------------------------------------------------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS ..................      $2,425,588       $1,796,719       $1,076,838       $2,384,364
                                                                 ==================================================================

+ Period from April 2, 1997 (commencement of operations) to June 30, 1997.


See notes to financial statements.


46                                                                                                                               47



 _
[_] The Park Avenue Portfolio

----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------


                                                                                   THE GUARDIAN
                                                          THE GUARDIAN              PARK AVENUE              THE GUARDIAN
                                                        PARK AVENUE FUND          SMALL CAP FUND        ASSET ALLOCATION FUND
                                                ------------------------------   -----------------  ------------------------------
                                                 SIX MONTHS        YEAR ENDED       PERIOD FROM       SIX MONTHS       YEAR ENDED
                                                    ENDED         DECEMBER 31,   APRIL 2, 1997+ TO      ENDED         DECEMBER 31,
                                                JUNE 30, 1997         1996         JUNE 30, 1997    JUNE 30, 1997         1996
                                                 (UNAUDITED)        (AUDITED)       (UNAUDITED)      (UNAUDITED)        (AUDITED)
                                                ----------------------------------------------------------------------------------
INCREASE/(DECREASE)
 IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ......................   $   7,630,206    $  13,816,372     $   32,687       $ 1,044,689     $ 1,473,705
  Net realized gain/(loss)
   on investments and foreign
   currency related transactions .............      79,458,180      140,062,592          8,962         3,564,046       4,725,802
  Net change in unrealized
   appreciation/(depreciation)
   of investments and foreign
   currency related transactions .............     196,041,631      128,623,359      4,200,312         9,344,106       8,063,867
                                                ----------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS .........................     283,130,017      282,502,323      4,241,961        13,952,841      14,263,374
                                                ----------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...................................      (6,763,141)     (13,778,621)            --          (943,193)     (1,460,511)
   Class B ...................................         (15,584)         (37,751)            --           (36,013)        (13,194)
  Distributions in excess of
   net investment income
    Class A ..................................              --         (358,731)            --                --         (11,667)
    Class B ..................................              --           (7,535)            --                --            (889)
  Net realized gain on investments
   Class A ...................................     (26,715,624)    (146,944,706)            --        (1,796,452)     (7,495,631)
   Class B ...................................      (1,602,527)      (2,841,272)            --          (150,335)       (291,381)
                                                ----------------------------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS .........................     (35,096,876)    (163,968,616)            --        (2,925,993)     (9,273,273)
                                                ----------------------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease)
   in net assets from capital
   share transactions--Note 7 ................      259,830,146      337,383,070     32,234,363        15,027,929      17,684,459
                                                ----------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .......      507,863,287      455,916,777     36,476,324        26,054,777      22,674,560
 NET ASSETS:
 Beginning of period .........................    1,428,191,372      972,274,595             --        93,265,888      70,591,328
                                                ----------------------------------------------------------------------------------
 End of period* ..............................   $1,936,054,659   $1,428,191,372    $36,476,324      $119,320,665     $93,265,888
                                                ==================================================================================
 + Commencement of operations.

 * Includes undistributed/(overdistributed)
   net investment income of ..................   $      851,481   $           --    $    32,687      $     73,468     $     7,985


                                                                                  THE GUARDIAN
                                                        THE GUARDIAN             BAILLE GIFFORD             THE GUARDIAN
                                                       BAILLIE GIFFORD              EMERGING             INVESTMENT QUALITY
                                                     INTERNATIONAL FUND            MARKET FUND                BOND FUND
                                                ----------------------------    ----------------    ----------------------------
                                                 SIX MONTHS       YEAR ENDED       PERIOD FROM       SIX MONTHS      YEAR ENDED
                                                    ENDED        DECEMBER 31,   APRIL 2, 1997+ TO       ENDED       DECEMBER 31,
                                                JUNE 30, 1997        1996         JUNE 30, 1997     JUNE 30, 1997       1996
                                                 (UNAUDITED)       (AUDITED)       (UNAUDITED)       (UNAUDITED)      (AUDITED)
                                                --------------------------------------------------------------------------------
INCREASE/(DECREASE)
 IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ......................   $  161,987       $  130,769       $  157,370       $ 1,664,495     $ 2,970,849
  Net realized gain/(loss)
   on investments and foreign
   currency related transactions .............      134,294        1,013,178          158,778          (532,289)        (40,548)
  Net change in unrealized
   appreciation/(depreciation)
   of investments and foreign
   currency related transactions .............    8,211,693        5,971,730        2,109,440           664,513      (1,670,508)
                                                ----------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS .........................    8,507,974        7,115,677        2,425,588         1,796,719       1,259,793
                                                ----------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...................................     (130,875)        (150,910)              --        (1,664,495)     (2,970,849)
   Class B ...................................           --           (7,962)              --                --              --
  Distributions in excess of
   net investment income
    Class A ..................................           --         (208,284)              --                --              --
    Class B ..................................           --          (28,103)              --                --              --
  Net realized gain on investments
   Class A ...................................           --         (714,593)              --                --              --
   Class B ...................................           --          (40,907)              --                --              --
                                                ----------------------------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS .........................     (130,875)      (1,150,759)              --        (1,664,495)     (2,970,849)
                                                ----------------------------------------------------------------------------------





 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease)
   in net assets from capital
   share transactions--Note 7 ................     3,173,739       10,395,287       22,082,236        32,432,841      (1,201,353)
                                                ----------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .......    11,550,838       16,360,205       24,507,824        32,565,065      (2,912,409)
 NET ASSETS:
 Beginning of period .........................    60,905,969       44,545,764               --        50,793,921      53,706,330
                                                ----------------------------------------------------------------------------------
 End of period* ..............................   $72,456,807      $60,905,969      $24,507,824       $83,358,986     $50,793,921
                                                ==================================================================================
 +  Commencement of operations.

 * Includes undistributed/(overdistributed)
   net investment income of ..................   $   (94,376)     $  (125,488)     $   157,370       $       --      $       --


                                                       THE GUARDIAN                  THE GUARDIAN
                                                      TAX-EXEMPT FUND             CASH MANAGEMENT FUND
                                               ------------------------------  ----------------------------
                                                SIX MONTHS       YEAR ENDED     SIX MONTHS      YEAR ENDED
                                                   ENDED         DECEMBER 31,      ENDED       DECEMBER 31,
                                               JUNE 30, 1997        1996       JUNE 30, 1997       1996
                                                (UNAUDITED)       (AUDITED)     (UNAUDITED)      (AUDITED)
                                               ------------------------------------------------------------
INCREASE/(DECREASE)
 IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ......................  $  894,655     $ 1,042,147    $  2,384,364     $ 3,589,650
  Net realized gain/(loss)
   on investments and foreign
   currency related transactions .............     241,180          55,933             --              --
  Net change in unrealized
   appreciation/(depreciation)
   of investments and foreign
   currency related transactions .............     (58,997)         95,313             --              --
                                               ------------------------------------------------------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS .........................   1,076,838       1,193,393       2,384,364       3,589,650
                                               ------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...................................    (894,655)     (1,042,148)     (2,312,462)     (3,542,728)
   Class B ...................................          --              --         (71,902)        (46,922)
  Distributions in excess of
   net investment income
    Class A ..................................          --              --              --              --
    Class B ..................................          --              --              --              --
  Net realized gain on investments
   Class A ...................................          --              --              --              --
   Class B ...................................          --              --              --              --
                                               ------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS .........................    (894,655)     (1,042,148)     (2,384,364)     (3,589,650)
                                               ------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease)
   in net assets from capital
   share transactions--Note 7 ................    3,014,608      21,532,694      16,845,850      20,886,793
                                               ------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS .......    3,196,791      21,683,939      16,845,850      20,886,793
 NET ASSETS:
 Beginning of period .........................   39,185,188      17,501,249      90,799,801      69,913,008
                                               ------------------------------------------------------------
 End of period* ..............................  $42,381,979     $39,185,188    $107,645,651     $90,799,801
                                               ============================================================
 + Commencement of operations.

 * Includes undistributed/(overdistributed)
   net investment income of ..................  $       --      $       --     $        --      $        --


See notes to financial statements.


48                                                                                                       49


NOTES TO
FINANCIAL STATEMENT

June 30, 1997 (Unaudited)

THE PARK AVENUE PORTFOLIO

o THE GUARDIAN PARK AVENUE FUND
o THE GUARDIAN PARK AVENUE SMALL CAP FUND
o THE GUARDIAN ASSET ALLOCATION FUND
o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
o THE GUARDIAN INVESTMENT QUALITY BOND FUND
o THE GUARDIAN TAX-EXEMPT FUND
o THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. Shares of the Portfolio are offered in eight series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund
(GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On April 2, 1997, each of GPASCF and GBGEMF sold 2,000,000 shares each of its respective capital stock to The Guardian Life Insurance Company of America for $20,000,000 each, to facilitate the commencement of operations.

     Prior to May 1, 1997, GAAF invested entirely in individual securities. Beginning May 1, 1997, GAAF implemented a gradual conversion to a "fund of funds" arrangement. As a fund of funds, GAAF invests the equity portion of its assets in GPAF, the debt portion of its assets in the GIQBF and the cash portion in GCMF.

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, and GCMF (the Multiple Class Funds) offer two classes of shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and a continuing administrative fee of up to .25% on an annual basis. Class B shares are sold without an initial sales load but are subject to a distribution fee of .75% and an administrative fee of up to .25% on an annual basis, and a contingent deferred sales load (CDSL) of up to 4% imposed on certain redemptions. The two classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available, such as certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Security gains or losses are determined on the identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     Only GBGIF, GBGEMF and GPASCF are permitted to buy international securities that are not U.S. dollar denominated. GBGIF, GBGEMF and GPASCF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of June 30, 1997 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of the period.

Forward Foreign Currency Contracts

     GBGIF and GBGEMF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of assets and liabilities in foreign currencies by GBGIF and GBGEMF. When a forward contract is closed, GBGIF or GBGEMF will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. Neither GBGIF nor GBGEMF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     Certain Funds may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds' each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investment in financial futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

     Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of .65% of its average daily net assets, and GPASCF, which pays GISC at an annual rate of .75% of its average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds," so that GAAF's effective advisory fee is .50% of its average daily net assets. For the six months ended June 30, 1997, GISC voluntarily assumed $101,996, $76,748 and $166,496 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As a compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of average daily net assets. One half of the fee for each of those funds is payable by GBG to GB Overseas for its services. Payment of the sub-management fee does not represent a separate or additional expense to GBGIF and GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) were paid $500 per Fund's meetings of the Board of Trustees for the six months ended June 30, 1997. An annual fee of $1,000 per Fund was also paid to each such trustee during such period. The aggregate remuneration paid by each of the Portfolio Funds excluding GPASCF and GBGEMF to each of the trustees who are not interested persons, amounted to $9,500 for the six months ended June 30, 1997. GPASCF and GBGEMF paid the trustees $4,667 for April 2, 1997 (commencement of operations) through June 30, 1997. GISC pays compensation to the trustees who are interested persons.

     Certain officers and trustees of the Funds are affiliated with GISC.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of both classes of shares, each of the Funds pays GISC an administrative services fee of up to an annual rate of .25% of its average daily net assets. GPAF currently pays GISC up to .15% of its average daily net assets, on an annual basis.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

     For the six months ended June 30, 1997, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

  FUND               COMMISSIONS               FUND         COMMISSIONS
  ----               -----------               ----         -----------
  GPAF                $3,217,006               GBGEMF          $ 3,892
  GPASCF                  49,258               GIQBF            72,762
  GAAF                   278,049               GTEF             13,889
  GBGIF                  103,771

     Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     The Portfolio has also entered into a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with GISC on behalf of the Class A shares. Effective May 1, 1996, the Plan has been made dormant and no 12b-1 fees are authorized to be paid in connection with sales of Class A shares.

     GISC is entitled to retain any CDSL imposed on certain redemptions. For the six months ended June 30, 1997, such charges were as follows:

                FUND                            CLASS B
                ----                            -------
                GPAF                            $34,580
                GAAF                              3,033
                GBGIF                             2,682
                GCMF                              1,252

NOTE 4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                      SIX MONTHS ENDED JUNE 30, 1997
                                               (UNAUDITED)
--------------------------------------------------------------------------------
                                         GPAF            GPASCF
--------------------------------------------------------------------------------
  PURCHASES
  ---------
  Stocks and debt
   obligations                       $577,443,899       $30,440,232
  U.S. Government
   and government
   agency obligations                      --                 --

  PROCEEDS
  --------
  Stocks and debt
   obligations                        353,108,493           263,350
  U.S. Government
   and government
   agency obligations                      --                 --


                                       SIX MONTHS ENDED JUNE 30, 1997
                                               (UNAUDITED)
--------------------------------------------------------------------------------
                                         GAAF             GBGIF
--------------------------------------------------------------------------------
  PURCHASES
  ---------
  Stocks and debt
   obligations                        $33,108,936       $16,130,776
  U.S. Government
   and government
   agency obligations                      --                --

  PROCEEDS
 ---------
  Stocks and debt
   obligations                        18,186,374        15,560,617
  U.S. Government
   and government
   agency obligations                  4,442,345             --
--------------------------------------------------------------------------------
                                        GBGEMF             GIQBF
--------------------------------------------------------------------------------
  PURCHASES
  ---------
  Stocks and debt
   obligations                       $24,400,012       $13,364,535
  U.S. Government
   and government
   agency obligations                     --            99,111,914

  PROCEEDS
  --------
  Stocks and debt
   obligations                        1,148,746         9,490,228
  U.S. Government
   and government
   agency obligations                     --           72,520,425
--------------------------------------------------------------------------------
                             GTEF
--------------------------------------------------------------------------------
  PURCHASES
  ---------
  Stocks and debt
   obligations                     $39,983,139
  U.S. Government
   and government
   agency obligations                    --

  PROCEEDS
  --------
  Stocks and debt
   obligations                      35,729,423
  U.S. Government
   and government
   agency obligations                    --

     The cost of investments owned at June 30, 1997 for federal income tax purposes was the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation at June 30, 1997, were as follows:

                                    GPAF            GPASCF
                                    ----             -----
  Appreciation                  $549,163,961      $ 4,405,032
  (Depreciation)                  (5,570,535)        (204,720)
                                ------------      -----------
  Net Unrealized
   Appreciation                 $543,593,426      $ 4,200,312
                                ============       ==========

                                    GAAF             GBGIF
                                    ----             -----
  Appreciation                  $ 22,766,038      $19,246,632
  (Depreciation)                    (121,733)        (323,730)
                                ------------      -----------
  Net Unrealized
   Appreciation                 $ 22,644,305      $18,922,902
                                ============       ==========

                                   GBGEMF             GIQBF
                                   ------             -----
  Appreciation                  $  2,323,879       $  285,941
  (Depreciation)                    (213,970)        (253,402)
                                ------------      -----------
  Net Unrealized
   Appreciation                 $  2,109,909       $   32,539
                                ============       ==========

                                     GTEF
                                     ----
  Appreciation                  $    576,057
  (Depreciation)                      (2,306)
                                ------------      -----------
  Net Unrealized
   Appreciation                 $    573,751
                                ============

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price (Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 1997, GBGIF and GBGEMF had no open forward foreign currency contracts.

NOTE 5. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund. Repurchase agreements of more than seven days' duration, together with investments in any other securities which are not considered readily marketable by the Securities and Exchange Commission, are not permitted if more than the applicable portion of a Fund's net assets (either 10% or 15% depending on the Fund) would be so invested.

NOTE 6. DEFERRED ORFGANIZATION AND INITIAL OFFERING EXPENSES

     GAAF, GIQBF and GTEF incurred expenses of $16,418 each in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by each of these Funds upon the completion of their first year of operations or when net assets reached $50 million. GBGIF's expenses of $15,218 in connection with its organization and registration were advanced by GISC and were repaid when GBGIF completed one year of operations. GPASCF and GBGEMF have incurred $15,392 and $26,991, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and will be repaid by each Fund upon the completion of its first year of operations or when its net assets reach $50 million. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.

NOTE 7. SHARES OF BENEFICIAL IFNTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into two classes, designated as Class A and Class B shares.

     Transactions in shares of beneficial interest were as follows:

o THE GUARDIAN PARK AVENUE FUND


                                           Six Months                              Six Months
                                                Ended           Year Ended              Ended            Year Ended
                                        June 30, 1997    December 31, 1996      June 30, 1997     December 31, 1996
                                          (Unaudited)            (Audited)        (Unaudited)             (Audited)
  ------------------------------------------------------------------------------------------------------------------
                                                       Shares                                 Amount
  ------------------------------------------------------------------------------------------------------------------
 CLASS A
 Shares sold                                8,377,352           64,654,097       $342,894,835       $331,495,449
 Shares issued in reinvestment of
  dividends and distributions                 732,636            4,095,860         32,303,506        154,626,271
 Shares repurchased                        (4,383,546)         (60,643,315)      (178,410,298)      (184,533,351)
 -------------------------------------------------------------------------------------------------------------------
 NET INCREASE                              4,726,442            8,106,642       $196,788,043        $301,588,369
 ===================================================================================================================
 CLASS B
 Shares sold                                1,558,077              893,821       $ 63,615,660       $ 33,652,331
 Shares issued in reinvestment of
  dividends and distributions                  35,827               73,790          1,576,637          2,826,851
 Shares repurchased                           (53,433)             (17,517)        (2,150,194)          (684,481)
 -------------------------------------------------------------------------------------------------------------------
 NET INCREASE                               1,540,471              950,094       $ 63,042,103       $ 35,794,701
 ===================================================================================================================

 o THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                                                       Period from April 2, 1997*
                                                                                           to June 30, 1997
                                                                                               (Unaudited)
 -------------------------------------------------------------------------------------------------------------------
                                                                                       Shares            Amount
 -------------------------------------------------------------------------------------------------------------------
 CLASS A
 Shares sold                                                                        2,802,077       $ 28,978,318
 Shares repurchased                                                                    (3,114)           (35,837)
 -------------------------------------------------------------------------------------------------------------------
 NET INCREASE                                                                       2,798,963       $ 28,942,481
 ===================================================================================================================
 CLASS B
 Shares sold                                                                          303,205       $  3,301,590
 Shares repurchased                                                                      (836)            (9,708)
 -------------------------------------------------------------------------------------------------------------------
 NET INCREASE                                                                         302,369       $  3,291,882
 ===================================================================================================================
 * Commencement of operations.



o THE GUARDIAN ASSET ALLOCATION FUND

                                         Six Months                              Six Months
                                              Ended           Year Ended              Ended           Year Ended
                                      June 30, 1997    December 31, 1996      June 30, 1997    December 31, 1996
                                        (Unaudited)            (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               1,126,993            3,920,241       $ 15,746,537         $ 16,989,447
Shares issued in reinvestment of
 dividends and distributions                184,830              694,480          2,672,257            8,751,925
Shares repurchased                         (493,708)          (3,602,476)        (6,766,133)         (13,059,740)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE                                818,115            1,012,245       $ 11,652,661         $ 12,681,632
=================================================================================================================

CLASS B
Shares sold                                 257,331              372,449       $  3,455,288         $  4,745,296
Shares issued in reinvestment of
 dividends and distributions                 12,809               23,657            184,313              302,802
Shares repurchased                          (21,859)              (3,356)          (264,333)             (45,271)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE                                248,281              392,750       $  3,375,268         $  5,002,827
=================================================================================================================



o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


                                         Six Months                              Six Months
                                              Ended           Year Ended              Ended           Year Ended
                                      June 30, 1997    December 31, 1996      June 30, 1997    December 31, 1996
                                        (Unaudited)            (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                 564,422            2,612,878       $  8,832,095         $ 13,437,950
Shares issued in reinvestment of
 dividends and distributions                  7,426               71,249            128,624            1,078,788
Shares repurchased                         (454,751)          (2,181,652)        (6,947,282)          (7,338,578)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE                                117,097              502,475       $  2,013,437         $  7,178,160
=================================================================================================================

CLASS B
Shares sold                                  85,214              216,878       $  1,300,464         $  3,182,994
Shares issued in reinvestment of
 dividends and distributions                     --                3,182                 --               47,852
Shares repurchased                           (9,160)                (897)          (140,162)             (13,719)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 76,054              219,163       $  1,160,302         $  3,217,127
=================================================================================================================


                                                                                                               57


o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                                                  Period from April 2, 1997*
                                                                                       to June 30, 1997
                                                                                          (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                                                                     Shares             Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                       2,047,888         $20,510,706
Shares repurchased                                                                     (316)             (3,487)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                      2,047,572         $20,507,219
================================================================================================================

CLASS B
Shares sold                                                                         152,550         $ 1,575,017
Shares repurchased                                                                       --                  --
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                        152,550         $ 1,575,017
================================================================================================================



o THE GUARDIAN INVESTMENT QUALITY BOND FUND


                                         Six Months                              Six Months
                                              Ended           Year Ended              Ended           Year Ended
                                      June 30, 1997    December 31, 1996      June 30, 1997    December 31, 1996
                                        (Unaudited)            (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
Shares sold                               4,155,462              809,831       $ 40,131,454        $  7,622,176
Shares issued in reinvestment of
 dividends and distributions                136,709              264,949          1,316,665           2,773,040
Shares repurchased                         (935,796)          (1,210,664)        (9,015,278)        (11,596,569)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                   3,356,375             (135,884)      $ 32,432,841       ($  1,201,353)
================================================================================================================



o THE GUARDIAN TAX-EXEMPT FUND


                                         Six Months                              Six Months
                                              Ended           Year Ended              Ended           Year Ended
                                      June 30, 1997    December 31, 1996      June 30, 1997    December 31, 1996
                                        (Unaudited)            (Audited)        (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
----------------------------------------------------------------------------------------------------------------
Shares sold                                 375,831            2,339,544       $  3,630,083        $ 22,165,990
Shares issued in reinvestment of
 dividends and distributions                 91,015              105,473            869,548           1,003,876
Shares repurchased                         (155,196)            (172,887)        (1,485,023)         (1,637,172)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                311,650            2,272,130       $  3,014,608        $ 21,532,694
===============================================================================================================

* Commencement of operations.


58



o THE GUARDIAN CASH MANAGEMENT FUND

                                         Six Months                              Six Months
                                              Ended           Year Ended              Ended          Year Ended
                                      June 30, 1997    December 31, 1996      June 30, 1997   December 31, 1996
                                        (Unaudited)            (Audited)        (Unaudited)           (Audited)
---------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                             201,069,393          197,623,132       $201,296,879       $197,623,132
Shares issued in reinvestment of
 dividends and distributions              2,203,059            3,398,518          1,844,203          3,398,518
Shares repurchased                     (188,083,296)        (182,717,426)      (187,954,118)      (182,717,426)
---------------------------------------------------------------------------------------------------------------
NET INCREASE                             15,189,156           18,304,224       $ 15,186,964       $ 18,304,224
==============================================================================================================

CLASS B
Shares sold                               3,553,826            3,453,164       $  3,557,833       $  3,453,164
Shares issued in reinvestment of
 dividends and distributions                 68,645               44,613             68,737             44,613
Shares repurchased                       (1,965,777)            (915,208)        (1,967,684)          (915,208)
---------------------------------------------------------------------------------------------------------------
NET INCREASE                              1,656,694            2,582,569       $  1,658,886       $  2,582,569
==============================================================================================================


NOTE 8. LINE OF CREDIT

     A $20,000,000 line of credit available to all of the Funds and the six mutual funds included in the related Guardian variable products has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1997 none of the Funds borrowed against this line of credit.

NOTE 9. SHAREHOLDER MEETING

     On April 8, 1997, a special meeting of the shareholders of GAAF was held.

     The shareholders of GAAF approved amendments to two fundamental investment restrictions in order to permit GAAF to operate as a "fund of funds". The first amendment permits GAAF to invest a greater portion of its assets in particular issuers such as other mutual funds. The shareholder votes to approve that amendment were 3,473,007 FOR, 139,912 AGAINST and 137,449 ABSTAINING.

     GAAF shareholders also approved an amendment to its fundamental investment restriction with respect to the portion of assets that may be invested in other mutual funds. The amendment permits GAAF to invest a greater portion of its assets in other mutual funds, as is necessary under the fund of funds arrangement. The shareholder votes were 3,477,920 FOR, 140,574 AGAINST and 131,875 ABSTAINING.



FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:



                                                                  Net Realized
                                                                  & Unrealized
                                                                 Gain/(Loss) on
                                                                   Investments   Increase/
                                          Net Asset                and Foreign   (Decrease)   Dividends
                                           Value,          Net      Currency       from       from Net
                                         Beginning     Investment    Related     Investment  Investment
                                         of Period       Income    Transactions  Operations    Income
                                         ---------     ---------   ------------  ----------  ----------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Six months ended 6/30/97++               $37.91        $0.19        $6.79        $6.98      ($0.17)
  Year ended 12/31/96                       33.97         0.42         8.41         8.83       (0.42)
  Year ended 12/31/95                       26.89         0.33         8.87         9.20       (0.33)
  Year ended 12/31/94                       28.63         0.31        (0.72)       (0.41)      (0.31)
  Year ended 12/31/93                       25.17         0.50         4.56         5.06       (0.50)
  Year ended 12/31/92                       22.23         0.45         4.05         4.50       (0.44)
  Year ended 12/31/91                       18.26         0.65         5.71         6.36       (0.66)
  Year ended 12/31/90                       21.56         0.68        (3.28)       (2.60)      (0.70)
  Year ended 12/31/89                       20.46         0.92         3.88         4.80       (0.98)
  Year ended 12/31/88                       18.63         0.60         3.23         3.83       (0.55)
  Year ended 12/31/87                       20.74         0.47         0.20         0.67       (0.60)

 CLASS B:
  Six months ended 6/30/97++                37.90           --         6.74         6.74       (0.01)
  Period from 5/1/96+ to 12/31/96           36.26         0.05         6.10         6.15       (0.05)

THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Six months ended 6/30/97++                1.000         0.023          --        0.023      (0.023)
  Year ended 12/31/96                       1.000         0.045          --        0.045      (0.045)
  Year ended 12/31/95                       1.000         0.051          --        0.051      (0.051)
  Year ended 12/31/94                       1.000         0.034          --        0.034      (0.034)
  Year ended 12/31/93                       1.000         0.021          --        0.021      (0.021)
  Year ended 12/31/92                       1.000         0.030          --        0.030      (0.030)
  Year ended 12/31/91                       1.000         0.053          --        0.053      (0.053)
  Year ended 12/31/90                       1.000         0.076          --        0.076      (0.076)
  Three months ended 12/31/89               1.000         0.086          --        0.086      (0.086)
  Year ended 9/30/89                        1.000         0.024          --        0.024      (0.024)
  Year ended 9/30/88                        1.000         0.066          --        0.066      (0.066)
  Year ended 9/30/87                        1.000         0.053          --        0.053      (0.053)

 CLASS B:
  Six months ended 6/30/97++                1.000         0.023          --        0.023      (0.023)
  Period from 5/1/96+ to 12/31/96           1.000         0.028          --        0.028      (0.028)






                                        Distributions  Distributions
                                          in Excess        from        Net Asset
                                           of Net      Net Realized      Value,
                                         Investment       Gain on       End of         Total
                                           Income       Investments     Period        Return*
                                        ------------   -------------   ---------      -------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Six months ended 6/30/97++                 --          ($0.66)        $44.06          18.40%
  Year ended 12/31/96                    ($0.01)          (4.46)         37.91          26.49
  Year ended 12/31/95                        --           (1.79)         33.97          34.28
  Year ended 12/31/94                        --           (1.02)         26.89          (1.44)
  Year ended 12/31/93                        --           (1.10)         28.63          20.28
  Year ended 12/31/92                        --           (1.12)         25.17          20.48
  Year ended 12/31/91                        --           (1.73)         22.23          35.16
  Year ended 12/31/90                        --              --          18.26         (12.21)
  Year ended 12/31/89                        --           (2.72)         21.56          23.66
  Year ended 12/31/88                        --           (1.45)         20.46          20.78
  Year ended 12/31/87                        --           (2.18)         18.63           2.95

CLASS B:
  Six months ended 6/30/97++                 --           (0.66)         43.97          17.77
  Period from 5/1/96+ to 12/31/96            --           (4.46)         37.90          17.35

THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Six months ended 6/30/97 __                --              --          1.000           2.32
  Year ended 12/31/96                        --              --          1.000           4.62
  Year ended 12/31/95                        --              --          1.000           5.22
  Year ended 12/31/94                        --              --          1.000           3.48
  Year ended 12/31/93                        --              --          1.000           2.15
  Year ended 12/31/92                        --              --          1.000           3.06
  Year ended 12/31/91                        --              --          1.000           5.70
  Year ended 12/31/90                        --              --          1.000           7.91
  Three months ended 12/31/89                --              --          1.000           8.60(c)
  Year ended 9/30/89                         --              --          1.000           2.40
  Year ended 9/30/88                         --              --          1.000           6.60
  Year ended 9/30/87                         --              --          1.000           5.30

 CLASS B:
  Six months ended 6/30/97 ++                --              --          1.000           2.32
  Period from 5/1/96+ to 12/31/96            --              --          1.000           2.81



                                                                     Ratios/Supplemental Data
                                         ------------------------------------------------------------------------------------
                                                                                            Net
                                            Net Assets,                                  Investment                 Average
                                              End of        Expenses       Expenses        Income     Portfolio     Rate of
                                              Period       to Average     Subsidized     to Average    Turnover   Commissions
                                         (000's Omitted)   Net Assets       by GISC      Net Assets      Rate       Paid(b)
                                         --------------    ----------     ----------     ----------   ---------   -----------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Six months ended 6/30/97++               $1,826,532        0.79%(a)         --           1.00%(a)       23%       $0.055
  Year ended 12/31/96                       1,392,186        0.79             --           1.19           81         0.047
  Year ended 12/31/95                         972,275        0.81             --           1.07           78           --
  Year ended 12/31/94                         640,917        0.84             --           1.15           54           --
  Year ended 12/31/93                         560,193        0.81             --           1.89           46           --
  Year ended 12/31/92                         335,660        0.68             --           1.94           64           --
  Year ended 12/31/91                         270,095        0.67             --           2.96           57           --
  Year ended 12/31/90                         216,457        0.69             --           3.51           47           --
  Year ended 12/31/89                         228,190        0.70             --           4.01           47           --
  Year ended 12/31/88                         176,000        0.69             --           2.82           58           --
  Year ended 12/31/87                         157,045        0.68             --           2.08           50           --

 CLASS B:
  Six months ended 6/30/97++                  109,523        1.75(a)          --             --           23         0.055
  Period from 5/1/96+ to 12/31/96              36,006        1.77(a)          --           0.04(a)        81         0.047

THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Six months ended 6/30/97 __                 103,406        0.85(a)        0.32%(a)       4.64(a)        --           --
  Year ended 12/31/96                          88,217        0.90           0.30           4.62           --           --
  Year ended 12/31/95                          69,913        0.85           0.37           5.10           --           --
  Year ended 12/31/94                          56,730        0.87           0.50           3.54           --           --
  Year ended 12/31/93                          34,731        1.02           0.42           2.13           --           --
  Year ended 12/31/92                          37,780        0.70           0.44           3.01           --           --
  Year ended 12/31/91                          44,054        0.67           0.35           5.30           --           --
  Year ended 12/31/90                          47,153        0.65           0.41           7.57           --           --
  Three months ended 12/31/89                  33,821        0.65(a)        0.52(a)        8.56(a)        --           --
  Year ended 9/30/89                           21,961        1.00           0.38           7.63           --           --
  Year ended 9/30/88                           20,603        1.00           0.28           6.32           --           --
  Year ended 9/30/87                           19,618        1.00           0.35           5.34           --           --

 CLASS B:
  Six months ended 6/30/97++                    4,239        0.85(a)        1.13(a)        4.64(a)        --           --
  Period from 5/1/96+ to 12/31/96               2,583        1.16(a)        0.59(a)        4.43(a)        --           --


 +   Commencement of operations.
++   Unaudited.

  *  Excludes the effect of sales load.

(a)  Annualized.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(c)  Not annualized.


60                                                                           61

FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:




                                                                   Net Realized
                                                                   & Unrealized
                                                                  Gain/(Loss) on
                                                                    Investments     Increase/
                                           Net Asset       Net      and Foreign    (Decrease)      Dividends
                                            Value,     Investment    Currency         from         from Net
                                           Beginning     Income/      Related      Investment     Investment
                                           of Period     (Loss)    Transactions    Operations       Income
                                           ---------   ---------  --------------   ----------     ----------

THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Six months ended 6/30/97++               $12.96         $0.14       $1.71          $1.85         ($0.13)
  Year ended 12/31/96                       12.19          0.23        1.96           2.19          (0.23)
  Year ended 12/31/95                       10.23          0.23        2.29           2.52          (0.23)
  Year ended 12/31/94                       10.98          0.28       (0.52)         (0.24)         (0.28)
  Period from 2/16/93+ to 12/31/93          10.00          0.19        1.02           1.21          (0.18)

CLASS B:
  Six months ended 6/30/97++                12.92          0.06        1.70           1.76          (0.06)
  Period from 5/1/96+ to 12/31/96           12.61          0.04        1.50           1.54          (0.04)

THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
 CLASS A:
  Six months ended 6/30/97++                15.22          0.05        2.04           2.09          (0.03)
  Year ended 12/31/96                       13.57          0.05        1.89           1.94          (0.05)
  Year ended 12/31/95                       13.01          0.04        1.40           1.44          (0.04)
  Year ended 12/31/94                       13.19          0.01       (0.09)         (0.08)         (0.01)
  Period from 2/16/93+ to 12/31/93          10.00         (0.02)       3.32           3.30            --

 CLASS B:
  Six months ended 6/30/97++                15.12           --         1.93           1.93            --
  Period from 5/1/96+ to 12/31/96           14.71         (0.04)       0.76           0.72          (0.04)

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
 CLASS A:
  Six months ended 6/30/97++                 9.70          0.30         --            0.30          (0.30)
  Year ended 12/31/96                       10.00          0.55       (0.30)          0.25          (0.55)
  Year ended 12/31/95                        9.12          0.59        0.88           1.47          (0.59)
  Year ended 12/31/94                       10.04          0.46       (0.90)         (0.44)         (0.46)
  Period from 2/16/93+ to 12/31/93          10.00          0.37        0.18           0.55          (0.37)







                                           Distributions Distributions
                                             in Excess       from        Net Asset
                                              of Net     Net Realized     Value,
                                            Investment      Gain on       End of        Total
                                              Income      Investments     Period       Return*
                                            ----------   ------------    ---------     ------

THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Six months ended 6/30/97++                     --        ($0.24)         $14.44        14.26%
  Year ended 12/31/96                            --         (1.19)          12.96        18.74
  Year ended 12/31/95                            --         (0.33)          12.19        24.51
  Year ended 12/31/94                            --         (0.23)          10.23        (2.13)
  Period from 2/16/93+ to 12/31/93               --         (0.05)          10.98        12.16

 CLASS B:
  Six months ended 6/30/97++                     --         (0.24)          14.38        13.73
  Period from 5/1/96+ to 12/31/96                --         (1.19)          12.92        12.07

THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
 CLASS A:
  Six months ended 6/30/97++                     --          --             17.28        14.90
  Year ended 12/31/96                        ($0.05)        (0.19)          15.22        14.33
  Year ended 12/31/95                         (0.23)        (0.61)          13.57        11.14
  Year ended 12/31/94                            --         (0.09)          13.01        (0.55)
  Period from 2/16/93+ to 12/31/93               --         (0.11)          13.19        32.98

 CLASS B:
  Six months ended 6/30/97++                     --          --             17.05        12.76
  Period from 5/1/96+ to 12/31/96             (0.08)        (0.19)          15.12         4.34

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
 CLASS A:
  Six months ended 6/30/97++                     --          --              9.70         3.14
  Year ended 12/31/96                            --          --              9.70         2.73
  Year ended 12/31/95                            --          --             10.00        16.64
  Year ended 12/31/94                            --         (0.02)           9.12        (4.50)
  Period from 2/16/93+ to 12/31/93               --         (0.14)          10.04         4.13















                                                                   Ratios/Supplemental Data
                                          ------------------------------------------------------------------------------------



                                                                                         Net
                                            Net Assets,                             Investment                  Average
                                              End of       Expenses    Expenses    Income/(Loss)  Portfolio       Rate of
                                              Period      to Average  Subsidized    to Average    Turnover      Commissions
                                          (000's Omitted) Net Assets    by GISC     Net Assets      Rate          Paid(b)
                                          --------------- ----------- ----------   -------------  ---------     -----------

THE GUARDIAN ASSET ALLOCATION FUND
CLASS A:
 Six months ended 6/30/97++                    $110,102       1.17%(a)      --         2.14%(a)       36%          $0.007
 Year ended 12/31/96                             88,190       1.30          --         1.91          122            0.053
 Year ended 12/31/95                             70,591       1.25          --         1.98          219              --
 Year ended 12/31/94                             54,875       1.30          --         2.72          216              --
 Period from 2/16/93+ to 12/31/93                50,200       1.29(a)       --         2.07(a)       165              --

CLASS B:
 Six months ended 6/30/97++                       9,219       2.26(a)       --         1.10(a)        36            0.007
 Period from 5/1/96+ to 12/31/96                  5,075       2.39(a)       --         0.70(a)       122            0.053
THE GUARDIAN BAILLIE GIFFORD
INTERNATIONAL FUND

CLASS A:
 Six months ended 6/30/97++                      67,424       1.70(a)       --         0.62(a)        26            0.053
 Year ended 12/31/96                             57,593       1.70          --        (0.29)          39            0.036
 Year ended 12/31/95                             44,546       1.74          --         0.19           51              --
 Year ended 12/31/94                             37,542       1.91          --         0.20           33              --
 Period from 2/16/93+ to 12/31/93                20,809       2.35(a)       --        (0.21)(a)        9              --

CLASS B:
 Six months ended 6/30/97++                       5,033       3.02(a)       --         0.64(a)        26            0.053
 Period from 5/1/96+ to 12/31/96                  3,313       3.05(a)       --        (1.47)(a)       39            0.036

THE GUARDIAN INVESTMENT QUALITY
BOND FUND

CLASS A:
 Six months ended 6/30/97++                      83,359       0.75(a)      0.38%(a)    6.68(a)       154              --
 Year ended 12/31/96                             50,794       0.75         0.37        5.73          257              --
 Year ended 12/31/95                             53,706       0.75         0.39        6.11          401              --
 Year ended 12/31/94                             43,487       1.46          --         4.94          186              --
 Period from 2/16/93+ to 12/31/93                23,310       1.42(a)       --         3.68(a)       167              --


  +  Commencement of operations.
 ++  Unaudited.
  *  Excludes the effect of sales load.

(a)  Annualized.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


62                                                                           63


==========================
FINANCIAL HIGHLIGHTS
==========================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                            Net Realized
                                                                            & Unrealized
                                                                           Gain/(Loss) on
                                                                             Investments     Increase/
                                                    Net Asset       Net      and Foreign    (Decrease)      Dividends
                                                     Value,     Investment    Currency         from         from Net
                                                    Beginning     Income/      Related      Investment     Investment
                                                    of Period     (Loss)    Transactions    Operations       Income
                                                    ------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
 CLASS A:
  Six months ended 6/30/97++ .....................   $ 9.61       $0.22        $0.04          $0.26         ($0.22)
  Year ended 12/31/96 ............................     9.69        0.42        (0.08)          0.34          (0.42)
  Year ended 12/31/95 ............................     8.86        0.44         0.83           1.27          (0.44)
  Year ended 12/31/94 ............................    10.20        0.40        (1.30)         (0.90)         (0.40)
  Period from 2/16/9+ to 12/31/93 ................    10.00        0.34         0.40           0.74          (0.34)
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............    10.00        0.01         1.75           1.76            --
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............    10.57       (0.03)        1.20           1.17            --
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............    10.00        0.07         1.07           1.14            --
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............    10.28        0.01         0.83           0.84            --



                                                    Distributions  Distributions
                                                      in Excess        from        Net Asset
                                                       of Net      Net Realized     Value,
                                                     Investment       Gain on       End of           Total
                                                       Income       Investments     Period          Return*
                                                    ---------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
 CLASS A:
  Six months ended 6/30/97++ .....................       --              --         $ 9.65           2.77%
  Year ended 12/31/96 ............................       --              --           9.61           3.62
  Year ended 12/31/95 ............................       --              --           9.69          14.59
  Year ended 12/31/94 ............................       --           ($0.04)         8.86          (8.98)
  Period from 2/16/9+ to 12/31/93 ................       --            (0.20)        10.20           5.55
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............       --              --          11.76          17.60
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............       --              --          11.74          11.07
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............       --              --          11.14          11.40
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............       --              --          11.12           8.17



                                                                                 Ratios/Supplemental Data
                                                    -------------------------------------------------------------------------------
                                                                                                  Net
                                                      Net Assets,                             Investment                  Average
                                                        End of        Expenses    Expenses    Income/(Loss) Portfolio      Rate of
                                                        Period       to Average  Subsidized    to Average   Turnover    Commissions
                                                    (000's Omitted)  Net Assets    by GISC     Net Assets     Rate        Paid(b)
                                                    -------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
 CLASS A:
  Six months ended 6/30/97++ .....................      $42,382       0.75%(a)     0.40%(a)    4.67%(a)       92%            --
  Year ended 12/31/96 ............................       39,185       0.75         0.60        4.96           240            --
  Year ended 12/31/95 ............................       17,501       0.75         0.79        4.66           194            --
  Year ended 12/31/94 ............................       15,967       1.09         0.47        4.26           107            --
  Period from 2/16/9+ to 12/31/93 ................       21,135       1.36(a)       --         3.35(a)        108            --
THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............       32,928       1.35(a)       --         0.58(a)          1          $0.042
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............        3,548       2.15(a)       --        (1.29)(a)         1           0.042
THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
 CLASS A:
  Period from 4/2/97+ to 6/30/97++ ...............       22,812       2.24(a)       --         2.31(a)          6           0.115
 CLASS B:
  Period from 5/5/97+ to 6/30/97++ ...............        1,696       3.59(a)       --         0.41(a)          6           0.115


  + Commencement of operations.
 ++ Unaudited.
  * Excludes the effect of sales load.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


64                                                                                                                            65



o  Investment Adviser & Distributor

   Guardian Investor Services Corporation(R)
   201 Park Avenue South
   New York, New York 10003

o  Custodian of Assets

   State Street Bank and Trust Company
   Custody Division
   1776 Heritage Drive
   North Quincy, Massachusetts 02171

o  Shareholder Servicing Agent, Transfer Agent &
   Dividend Paying Agent for State Street Bank and Trust Company

   National Financial Data Services
   Post Office Box 419611
   Kansas City, Missouri 64141-6611

o  Independent Auditors

   Ernst & Young LLP
   787 Seventh Avenue
   New York, New York 10019

o  Trustees

   Joseph D. Sargent -- Chair
   John C. Angle
   Frank J. Fabozzi, Ph.D.
   Arthur V. Ferrara, CLU
   Leo R. Futia, CLU
   William W. Hewitt, Jr.
   Sidney I. Lirtzman, Ph.D.
   Carl W. Schafer
   Robert G. Smith, Ph.D.

o  Officers

   Frank J. Jones -- President
   Charles E. Albers
   Joseph A. Caruso
   Alexander M. Grant, Jr.
   Thomas R. Hickey, Jr.
   Edward H. Hocknell
   Jonathan C. Jankus
   Ann T. Kearney
   R. Robin Menzies
   Nikolaos D. Monoyios
   John B. Murphy
   Frank L. Pepe
   Richard T. Potter, Jr.
   Thomas G. Sorell

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

[LOGO]
                                                           -----------------
Guardian Investor Services Corporation(R)                    Bulk Rate Mail
201 Park Avenue South                                      U.S. Postage Paid
New York, New York 10003                                      Newark, NJ
                                                            Permit No. 45
                                                           -----------------
The

Park Avenue

Portfolio
-----------------
Semiannual Report
to Shareholders

June 30, 1997
-----------------

o  The Guardian
   Park Avenue Fund

o  The Guardian Park
   Avenue Small Cap Fund

o  The Guardian
   Asset Allocation Fund

o  The Guardian
   Baillie Gifford
   International Fund

o  The Guardian
   Baillie Gifford
   Emerging Markets Fund

o  The Guardian
   Investment Quality
   Bond Fund

o  The Guardian
   Tax-Exempt Fund

o  The Guardian Cash
   Management Fund



[LOGO]

Guardian Investor
Services Corporation(R)

EB-011566M 6/97